UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1 )
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☐	Soliciting Material Pursuant to §240.14a-12

GOLDEN PHOENIX MINERALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Golden Phoenix Minerals, Inc.
1675 East Prater Way
Suite 102
Sparks, Nevada 89434
(775) 853-4919
To the Shareholders of Golden Phoenix Minerals, Inc.:
     You are cordially invited to attend an Annual Meeting of Shareholders of Golden Phoenix Minerals, Inc. (the “Company”) to be held at 10:00 a.m. (PDT), on Tuesday, August 14, 2007, at John Ascuaga’s Nugget Casino Resort located at 1100 Nugget Avenue, Sparks, Nevada 89431.
     At the meeting, you will be asked:
1.	To elect five (5) directors of the Company;

2.	To approve the adoption of the 2007 Equity Incentive Plan;

3.	To approve the reincorporation of the Company from Minnesota to Nevada (“Reincorporation”) effective through a merger of the Company into a new wholly-owned subsidiary, Golden Phoenix Minerals, Inc., a Nevada corporation (“Nevada Corp”),

4.	To approve an amendment to the Company’s Articles of Incorporation (“Articles”) to increase the Company’s authorized capital from 200,000,000 shares of common stock to an aggregate of 450,000,000 shares, consisting of 400,000,000 shares of common stock and 50,000,000 shares of preferred stock;

5.	To approve an amendment to the Articles to establish a classified Board of Directors with staggered terms;

6.	To approve an amendment to the Articles to reduce the required number of outstanding shares to constitute a quorum from a majority to one-third of the Company’s outstanding shares;

7.	To ratify the appointment of HJ & Associates, LLC as the Company’s independent registered public accounting firm for the 2007 fiscal year; and

8.	To consider any other matters that properly come before the meeting. These matters are disclosed in detail in the attached proxy statement. Your Board of Directors believes these proposals are in the best interest of the Company and its shareholders and recommends that you vote for them.

     These matters are disclosed in detail in the attached proxy statement.
     The Board of Directors believes these proposals are in the best interest of the Company and its shareholders and recommends that you vote for them.
     The accompanying Notice of the Annual Meeting of Shareholders and Proxy Statement contain information about the matters to be considered and acted upon, and you should read the material carefully.
     We hope you will be able to attend the meeting. However, whether or not you plan to attend the meeting in person, to help assure us of a quorum, please complete, date and sign the enclosed proxy card and mail it in the postage-paid envelope provided as promptly as possible. Your proxy may be revoked at any time prior to the time it is voted.

/s/ David A. Caldwell
David A. Caldwell
Chief Executive Officer, Director

July 10, 2007
Sparks, Nevada

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
INFORMATION CONCERNING THE SOLICITATION
RECORD DATE AND VOTING RIGHTS
PROPOSAL 1 — ELECTION OF DIRECTORS
PROPOSAL 2 — APPROVAL OF THE 2007 EQUITY INCENTIVE PLAN
PROPOSAL 3 — REINCORPORATION OF THE COMPANY INTO NEVADA AND APPROVAL OF NEVADA ARTICLES OF INCORPORATION
PROPOSAL 4 — CHANGE IN CAPITAL STOCK
PROPOSAL 5 — CLASSIFIED BOARD
PROPOSAL 6 — REDUCTION IN NUMBER OF SHARES REQUIRED FOR QUORUM
PROPOSAL 7 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS
EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER BUSINESS
Appendix A
Appendix B
Appendix C
Appendix D
Appendix E
Appendix F

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD August 14, 2007

     NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of Golden Phoenix Minerals, Inc. (the “Company”), a Minnesota corporation, will be held at 10:00 a.m. (PDT), on Tuesday, August 14, 2007, at John Ascuaga’s Nugget Casino Resort located at 1100 Nugget Avenue, Sparks, Nevada 89431, for the following purposes:

1.	To elect five (5) directors of the Company;

2.	To approve the adoption of the 2007 Equity Incentive Plan;

3.	To approve the reincorporation of the Company from Minnesota to Nevada (“Reincorporation”) effective through a merger of the Company into a new wholly-owned subsidiary, Golden Phoenix Minerals, Inc., a Nevada corporation (“Nevada Corp”);

4.	To approve an amendment to the Company’s Articles of Incorporation (“Articles”) to increase the Company’s authorized capital from 200,000,000 shares of common stock to an aggregate of 450,000,000 shares, consisting of 400,000,000 shares of common stock and 50,000,000 shares of preferred stock;

5.	To approve an amendment to the Articles to establish a classified Board of Directors with staggered terms;

6.	To approve an amendment to the Articles to reduce the required number of outstanding shares to constitute a quorum from a majority to one-third of the Company’s outstanding shares;

7.	To ratify the appointment of HJ & Associates, LLC as the Company’s independent registered public accounting firm for the 2007 fiscal year; and

8.	To consider any other matters that properly come before the meeting. These matters are disclosed in detail in the attached proxy statement. Your Board of Directors believes these proposals are in the best interest of the Company and its shareholders and recommends that you vote for them.

     The Board of Directors of the Company has fixed the close of business on June 15, 2007, as the record date for determining those shareholders who will be entitled to vote at the meeting or any postponement or adjournment thereof. Shareholders are invited to attend the meeting in person.
     Whether or not you expect to be present at the meeting, please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to the time it is voted.

By Order of the Board of Directors
/s/ David A. Caldwell
David A. Caldwell
Chief Executive Officer and Director

July 10, 2007
Sparks, Nevada
YOUR VOTE IS IMPORTANT
     YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY’S PRESIDENT, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

Golden Phoenix Minerals, Inc.
1675 East Prater Way, Suite 102
Sparks, Nevada 89434
Telephone (775) 853-4919

INFORMATION CONCERNING THE SOLICITATION
     We are furnishing this proxy statement to you in connection with an Annual Meeting of Shareholders of Golden Phoenix Minerals, Inc. (the “Company”) to be held on August 14, 2007, at 10:00 a.m. (PDT) at John Ascuaga’s Nugget Casino Resort located at 1100 Nugget Avenue, Sparks, Nevada 89431, and at any postponement or adjournment thereof (the “Meeting”).
     Only shareholders of record on June 15, 2007 are entitled to notice of and to vote at the Meeting. As used in this Proxy Statement, the terms “we,” “us” and “our” also refer to the Company.
     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein.
     If no contrary instructions are given, each proxy received will be voted:

•	“FOR” the nominees for the Board of Directors,

•	“FOR” the approval of the 2007 Equity Incentive Plan,

•	“FOR” reincorporation of the Company into Nevada,

•	“FOR” the amendment to the Company’s Articles of Incorporation to change the capital stock,

•	“FOR” the amendment to the Company’s Articles of Incorporation to establish a classified Board of Directors with staggered terms,

•	“FOR” the amendment to the Company’s Articles of Incorporation to reduce the number of shares required to constitute a quorum to transact business from a majority to one-third of the outstanding shares,

•	“FOR” the ratification of HJ & Associates, LLC as our independent registered public accounting firm for our fiscal year 2007, and,

•	at the proxy holder’s discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting).

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Company written notice of its revocation addressed to: Corporate Secretary, Golden Phoenix Minerals, Inc., 1675 East Prater Way, Suite 102, Sparks Nevada 89434, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.
     Holders of record can ensure that their common shares are voted at the Meeting by completing, signing, dating and delivering the enclosed proxy card in the enclosed postage-paid envelope. Submitting by this method or voting by telephone or the Internet as described below will not affect your right to attend the meeting and to vote in person. If you plan to attend the Meeting and wish to vote in person, you will be given a ballot at the Meeting. Please note, however, that if your common shares are held in “street name” by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the Meeting a proxy from the record holder of the common shares authorizing you to vote at the Meeting.

     Our holders of record and many shareholders who hold their common shares through a broker, bank or other nominees will have the option to submit their proxy cards or voting instruction cards electronically by telephone or the Internet. Please note that there are separate arrangements for using the telephone depending on whether your common shares are registered in our records in your name or in the name of a broker, bank or other nominee. Some brokers, banks or other nominees may also allow voting through the Internet. If you hold your common shares through a broker, bank or other nominee, you should check your voting instruction card forwarded by your broker, bank or other nominee to see which voting options are available.
     Read and follow the instructions on your proxy or voting instruction carefully.
     This proxy is solicited on behalf of our Board of Directors. We will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Company’s stock entitled to vote. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview.
     In addition, we have retained Regan & Associates, Inc., to assist us with the solicitation of proxies and to verify certain records related to the solicitations. We will pay Regan & Associates, Inc. a fee of $25,000, plus their reasonable expenses, for these services.
     Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, including financial statements, is included in this mailing. Such reports and financial statements are not a part of this proxy statement except as specifically incorporated herein.
     This Proxy Statement and form of proxy were first mailed on or about July 23, 2007 to shareholders of record as of June 15, 2007.

RECORD DATE AND VOTING RIGHTS
     We are currently authorized to issue up to 200,000,000 shares of common stock, no par value. No shares of preferred stock have been authorized. As of June 15, 2007, 180,360,972 shares of Common Stock were issued and outstanding. Each share of Common Stock shall be entitled to one (1) vote on all matters submitted for shareholder approval. The record date for determination of shareholders entitled to notice of and to vote at the Meeting is June 15, 2007.
     A majority of the outstanding shares of Common Stock of the Company, entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business.
     Under Minnesota law, abstentions are counted as present for determining quorum. For the election of directors, the nominees for director who receive the most votes will become our directors. There are no cumulative voting rights. A majority of the votes present in person or in proxy is required to approve the proposal to adopt the 2007 Equity Incentive Plan and the proposals to amend the Company’s Articles of Incorporation. A majority of the voting power of all shares entitled to vote is required to approve the reincorporation proposal. Abstentions will not be counted either for or against any proposal to determine if a proposal is approved.
PROPOSAL 1 — ELECTION OF DIRECTORS
General Information
     Our Board consists of five (5) seats. Directors serve for a term of one (1) year and stand for election at our annual meeting of shareholders. Pursuant to our Bylaws, a majority of directors may appoint a successor to fill any vacancy that occurs on the Board between annual meetings.
     At the Meeting, shareholders will be asked to elect the nominees for director listed below.
Nominees for Director
     The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected shall hold office until the next Annual Meeting of Shareholders or until their earlier death, resignation or removal, or until their successors are elected and qualified.
     The following sets forth the persons nominated by the Board of Directors for election and certain information with respect to those individuals:

Nominee	Age
David A. Caldwell(1)	46
Ronald L. Parratt	58
Jeffrey P. Tissier	49
Corby G. Anderson	50
Kent D. Aveson	54

(1)	Kenneth S. Ripley resigned as Chief Executive Officer effective as of January 31, 2007. On January 31, 2007, the existing employment agreement of Mr. Caldwell was amended pursuant to which Mr. Caldwell resigned from his position of President and Chief Operating Officer and assumed the duties of Chief Executive Officer.

Biographies
     David A. Caldwell. Mr. Caldwell is a Director of Golden Phoenix and has served in this capacity since the Company’s inception in 1997. Effective January 31, 2007 he accepted the position of Chief Executive Officer. Previously, Mr. Caldwell served as President and Chief Operating Officer from January 1, 2006 to his current appointment as Chief Executive Officer. Mr. Caldwell also serves as a member of the Management Committee of the Ashdown Project LLC, a majority owned subsidiary of the Company. Mr. Caldwell has more than 20 years experience as a geologist and geophysicist specializing in the discovery, delineation and economic evaluation of mineral deposits. He received his Bachelor of Science degrees in Geology and in Geophysics from the Institute of Technology at the University of Minnesota, and his Masters of Science degree in Geology and Geochemistry from the New Mexico Institute of Mining and Technology. His experience spans from general fieldwork to project development through bankable feasibility. From 1997 through 2005 Mr. Caldwell was the Chief Geologist for Nevada Pacific Gold in Elko, Nevada, which he co-founded with four partners. Before entering the junior gold sector, Mr. Caldwell gained skills in project generation, management and development at Santa Fe Pacific Gold Corporation and Gold Fields Mining Company. He brings over 16 years of Nevada gold experience, and will act as Chief Geoscientist for Golden Phoenix. Mr. Caldwell is active in local community development projects and sits on the Board of Trustees for the Northwest Mining Association, and the Board of Directors for the Geologic Society of Nevada.
     Ronald L. Parratt. Mr. Parratt is a Director of Golden Phoenix and has served in this capacity since 2001. Mr. Parratt has more than 30 years experience as a geologist, exploration manager and developer of gold deposits in North America. For the past four years, Mr. Parratt has served as a co-founder and President of AuEx Ventures, Inc., a non-affiliated Canadian registered public mineral exploration company. Prior to founding AuEx in January 2003, Mr. Parratt served as Exploration Manager for the Homestake Mining Company. Until 1997, Mr. Parratt served as Vice President of Exploration for the Santa Fe Pacific Gold Corporation, where he was responsible for intensive exploration activities in the U.S., Brazil and Central Asia. During this tenure, Mr. Parratt oversaw the exploration and development of 15 million ounces of gold reserves. Mr. Parratt earned his Master of Science degree in Economic Geology from Purdue University. Mr. Parratt is currently serving on Nevada’s Commission on Mineral Resources.
     Jeffrey P. Tissier. Mr. Tissier was appointed as a Director of the Company on August 2004 and served until February 2005 when he resigned due to other obligations. Mr. Tissier was reappointed in November 2005 and has served as a Director of the Company since then. Mr. Tissier is a Certified Public Accountant registered in Nevada. From August 2001 to the present, Mr. Tissier has served as the Chief Financial Officer for the Truckee Meadows Water Authority, a local water agency. Mr. Tissier oversees all financial and administrative activities for the Authority including short and long range financial planning, financial reporting, financing activities, and oversees the Authority’s investment programs. Before entering the water business, Mr. Tissier was employed for 15 years in various technical and financial capacities in the minerals industry primarily in the western United States and Alaska. These activities included exploration for and development of mines. Mr. Tissier was also employed with an international accounting firm during that period. Mr. Tissier has significant experience with budgeting, long range financial planning, merger and acquisition analysis, as well as senior management involvement in the successful turn-around of an investor owned mining company. Mr. Tissier received his Bachelor of Science Degrees in Geological Engineering and Exploration Geology from the Mackay School of Mines.

     Corby G. Anderson. Mr. Anderson has been a director of the Company since September 2006. From January 1997 to the present, Mr. Anderson has served as a director and Principal Process Engineer for the Center for Advanced Mineral and Metallurgical Processing at Montana Tech in Butte, Montana. He is professionally registered as a Charted Chemical Engineer and as a Qualified Professional. In addition to being a full research professor, Dr. Anderson has 27 years of experience in process, chemical and metallurgical engineering and industrial plant operations. He has implemented hydrometallurgical technologies for precious and base metal recovery, process control, separations and refining. Dr. Anderson has been responsible for engineering design, start-up and operations of mineral processing and hydrometallurgical plants processing a broad range of precious and base metals. He is active in many professional organizations including participation as an SME Director and Vice President, IPMI Director, Trustee for Northwest Mining Association and Fellow of the Institution of Chemical Engineers. He received his B.Sc., Chemical Engineering from Montana State University, his M. Sc., Metallurgical Engineering from Montana Tech, and his Ph. D., Metallurgical Engineering from the University of Idaho. Dr. Anderson holds several international patents in process engineering.
     Kent D. Aveson. Mr. Aveson has been a director of the Company since September 2006. Mr. Aveson also serves as a member of the Management Committee of the Ashdown Project LLC. a majority owned subsidiary of the Company. Mr. Aveson is a 32-year mining veteran and from 2005 to the present has served as Director Continuous Improvement for Bald Mountain Mine in Elko, Nevada. Trained as a Geological Engineer, Mr. Aveson is a seasoned mine manager with diversified experience throughout the industry including operations, project management, engineering, permitting, start-ups and reclamation. At Barrick, Mr. Aveson works in support of the Underground Division to problem solve, plan and develop improvement teams, train, and deliver multi-million dollar annual cost savings. Earlier in his career, Mr. Aveson held positions as General Foreman, Mine Superintendent and Manager of Mines for large-scale operations in Colorado, Ohio and New Mexico. He is also a former member of the Board of Directors for the New Mexico State Mining Association. He has managed engineering departments and special projects, and is a two-time recipient of MSHA’s top Sentinels of Safety Award and a four-time winner of the New Mexico Operator of the Year Award. Mr. Aveson earned his B.S. in Geological Engineering, from the University of Utah.
RECOMMENDATION OF THE BOARD
     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE NOMINEES LISTED ABOVE.

PROPOSAL 2 — APPROVAL OF THE 2007 EQUITY INCENTIVE PLAN
Reasons for the Proposal
     In order to attract, hire, and retain the caliber of executives that management and the Board believe will be required to help us position ourselves for growth, we will need to have the flexibility to grant restricted stock, stock options, and other equity instruments. The Board of Directors believes that equity incentive compensation is also an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. Without a broad based equity plan, we believe that we will be impaired in our efforts to hire new executives of the caliber that we believe is required, and will not be able to offer competitive packages to retain such executives.
Background of the Proposal
     You are being asked to approve the adoption of the 2007 Equity Incentive Plan (the “2007 Plan”). A copy of the 2007 Plan is attached hereto as Appendix A. Capitalized terms used herein will have the same meaning as the capitalized terms and definitions set forth in the 2007 Plan. Under the 2007 Plan, the number of shares of common stock equal to nine percent (9%) of the total number of outstanding shares of common stock of the Company at the Effective Date of the 2007 Plan are authorized to be issued with an increase at the beginning of each fiscal year if additional shares of common stock were issued in the preceding fiscal year so that the total number of shares reserved and available for grant and issuance, not including shares that are subject to outstanding awards, will be nine percent (9%) of the total number of outstanding shares of common stock of the Company on that date, as long as the 2007 Plan is in effect (“evergreen provision”). Notwithstanding the evergreen provision, the 2007 Plan also provides for an aggregate limit of 2,000,000 shares being available for grant under incentive stock option (“ISO”) awards. This will allow us the continuing ability to award and motivate participants with awards.
     The Board of Directors believes that equity incentive compensation is an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. We are committed to broad-based participation in the equity incentive grants by employees at all levels and by directors, officers and consultants. We believe that the equity incentive program is important in order to maintain our culture, employee ownership, employee motivation and continued success.
DESCRIPTION OF THE 2007 EQUITY INCENTIVE PLAN
     Structure. The 2007 Plan allows for the grant of options, restricted stock and stock appreciation rights (“awards”) at the discretion of the Plan Administrator. The principal features of the program are described below.
     Administration. Authority to control and manage the operation and administration of the 2007 Plan will be vested in a committee consisting of two (2) or more independent members of the Board (the “Committee”). We anticipate that our Compensation Committee will undertake the administration of the 2007 Plan. The Committee will serve as the Plan Administrator with respect to the 2007 Plan. The Plan Administrator has the authority to interpret the 2007 Plan and the rights underlying any grants or awards made subject to the 2007 Plan. Any decision or action of the Plan Administrator in connection with the 2007 Plan is final and binding.
     No director shall be liable for any action, excepting willful misconduct and gross negligence, arising out of or related to the 2007 Plan provided the director was acting in good faith and for a purpose believed to have been in the best interests of the Company or its shareholders.

     Eligibility. Employees, directors, officers and consultants in the service of the Company or any subsidiary corporation (whether now existing or subsequently established) are eligible to participate in the 2007 Plan. Determinations as to which eligible persons shall be granted awards shall be made by the Plan Administrator.
     Limitations on Awards. The maximum number of shares of stock that may be granted with respect to one or more options and/or SARs during any one fiscal year under the Plan to any one participant shall be five hundred thousand (500,000) except that we may make an additional one-time grant of such award to a newly-hired individual for up to five hundred thousand (500,000) shares for a maximum annual grant of one million (1,000,000) (all of which may be granted as incentive stock options subject to the $100,000 limitation with regard to incentive stock options first exercisable). Determinations will be made in a manner that is consistent with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and regulations promulgated thereunder. These limitations will not apply in any circumstance in which the Plan Administrator determines that compliance with Section 162(m) of the Code is not necessary.
     Payment for Shares. Payment for shares purchased pursuant to the 2007 Plan may be made in cash, or, where approved by the Plan Administrator, at its sole discretion, by one or more of the following methods: (i) by cancellation of indebtedness to the participant, (ii) by surrender of shares of the Company owned by the participant for more than six (6) months or a lesser period if exempt from Section 16 of the Securities Exchange Act, (iii) by “deemed net-stock exercise” in which the participant exercises by forfeiting shares equal to exercise price and (iv) by broker-assisted payment in which a broker has irrevocable instructions to deliver the amount of sale proceeds necessary to pay the exercise price and tax withholding obligations.
     Stock Options. Stock options may be issued as incentive stock options (ISOs) or non-qualified stock options. One or more options may be granted to each eligible person. The options granted under the 2007 Plan will be evidenced by an award agreement. The Plan Administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the 2007 Plan shall terminate later than ten (10) years after the date of grant.
     Options may be exercised by delivery to us of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be at least one hundred percent (100%) of the fair market value of the shares on the date of grant.
          No option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of the participant, only the participant, his or her guardian or legal representative may exercise an option. Notwithstanding the foregoing, an ISO may be transferred pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if applicable to an award under the 2007 Plan and non-qualified options may be transferred to a participant’s former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce. Also, the Plan Administrator may provide for transfer of a non-qualified stock option without payment of consideration to designated family members and certain other entities specified in the 2007 Plan. The terms applicable to any assigned option shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to us of a written stock option assignment request.
     Restricted Stock Awards. The Plan Administrator shall determine all terms and conditions of the restricted stock award. Unless the Plan Administrator provides otherwise, holders of restricted stock shall have the right to vote such restricted stock and the right to receive any dividends declared or paid with respect to such restricted stock. Except as otherwise determined by the Plan Administrator at the time of the grant of the award or thereafter, (i) upon failure to affirmatively accept the grant of a restricted stock award by execution of a restricted stock award agreement, (ii) termination of employment during the applicable restriction period, (iii) failure to satisfy the restriction period or (iv) failure to satisfy a performance goal during the applicable restriction period, restricted stock that is at that time subject to restrictions will immediately be forfeited and returned to the Company. Notwithstanding the foregoing, the Plan Administrator may provide in any award agreement that restrictions or forfeiture conditions relating to restricted stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to restricted stock. The Company also has the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.
     Unless otherwise provided in the award agreement, prior to the vesting of restricted stock, restricted stock awards, granted under the Plan, and any rights and interests therein, including the restricted stock itself, will not be transferable or assignable by the participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the award agreement. Unless otherwise provided in the 2007 Plan, during the lifetime of the participant, a restricted stock award and any rights and interests therein, will be exercisable only by the participant, and any election with respect thereto may be made only by the participant. Any attempt to transfer a restricted stock award will be void and the award and the restricted stock will be forfeited by the participant unless the attempted transfer is found to be unintentional.
     Stock Appreciation Rights (SAR). A SAR is an award to receive a number of shares (which may consist of restricted stock), or cash, or a combination of shares and cash. A SAR will be awarded pursuant to an award agreement the terms of which need not be the same for each participant and the terms of which may be based upon performance objectives as provided for in the 2007 Plan.
     The Plan Administrator will specify the grant date, exercise price and determine the time period during which a SAR may be exercised. The exercise price per share of an SAR will in no event be less than the Fair Market Value of a share of Company stock on the date of grant. No SAR under the 2007 Plan shall terminate later than ten (10) years after the date of grant.
     Exercise of a SAR shall be by written notice and will state the proportion of shares and cash that the participant desires to receive pursuant to the SAR exercised. Subject to the discretion of the Plan Administrator to substitute cash for shares, or some portion of the shares for cash, the amount of shares that may be issued pursuant to the exercise of a SAR will be determined by dividing: (i) the total number of shares as to which the SAR is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value of a share on the date of grant of the SAR, by (ii) the Fair Market Value of a share on the exercise date; provided, however, that fractional shares will not be issued and in lieu thereof, a cash adjustment will be paid. The Plan Administrator may elect to pay the cash equivalent of the Fair Market Value of the shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the SAR.
     Except as otherwise determined by the Plan Administrator at the time of the grant of the award or thereafter, upon failure to affirmatively accept the grant of a SAR by execution of an award agreement, or an event of forfeiture pursuant to the award agreement including failure to satisfy any restriction period or a performance objective, any SAR that has not vested prior to the date of termination will automatically expire. As a result, all of the rights, title and interest of the participant will be forfeited. The Plan Administrator may provide in any award agreement that restrictions or forfeiture conditions relating to the SAR will be waived in whole or in part in the event of termination resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the SAR.
     During the lifetime of a participant each SAR granted to a participant will be exercisable only by the participant and no SAR will be assignable or transferable otherwise than by will or by the laws of descent and distribution. In no event may a SAR be transferred for consideration. Notwithstanding the foregoing, to the extent permissible, SARs may be transferred to a participant’s former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.
GENERAL PLAN PROVISIONS
     Dissolution, Liquidation, or Merger and Change of Control. In the event of an occurrence after which we no longer survive as an entity, the Plan Administrator may, in its discretion, cancel each outstanding award upon payment to the participant of adequate consideration as specified in the 2007 Plan. The Plan Administrator may also accelerate the time within which each outstanding award may be exercised. The exercise or vesting of any award solely as a result thereof, will be conditioned upon consummation of the applicable event. Upon consummation of such event, any outstanding award not exercised will terminate. After a merger, consolidation, combination or reorganization in which we are the survivor, the Plan Administrator shall determine any appropriate adjustments to outstanding awards.
     The Plan Administrator has discretion either in advance of any action or anticipated “change of control” to fully vest all outstanding awards. A change of control of the Company is defined in the 2007 Plan and occurs when one transaction or series of related transactions results in the issuance of 50% of voting securities, or we are acquired in some form of merger or consolidation in which we do not survive.
     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.
     Changes in Capitalization. In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company’s receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2007 Plan, and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding award in order to prevent the dilution or enlargement of benefits thereunder.
     Options/SARs.
          Termination of All Services – ISOs. If for any reason other than retirement (as defined in the Plan), permanent and total disability (as defined in the Plan) or death, a participant’s employment with the Company is terminated (including employment as an officer of the Company), vested incentive stock options held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months after the date of such termination or such lesser period specified in the award agreement (but in no event after the earlier of (i) the expiration date of the incentive stock option as set forth in the award agreement, and (ii) ten (10) years from the grant date (five (5) years for a ten percent (10%) Shareholder)).

          Continuation of Services as Consultant/Advisor – ISOs. If the employment of a participant who is granted an incentive stock option is terminated but the participant continues as a consultant, advisor or in a similar capacity to the Company, the participant need not exercise the incentive stock option within three (3) months of termination of employment but will be entitled to exercise within three (3) months of termination of services to the Company (one (1) year in the event of permanent and total disability or death) or such lesser period specified in the award agreement (but in no event after the earlier of (i) the expiration date of the option as set forth in the award agreement, and (ii) ten (10) years from the grant date). However, if the participant does not exercise within three (3) months of termination of employment, the option will not qualify as an incentive stock option.
          Termination of All Services – Non-Qualified Stock Options/SARs. If for any reason other than retirement, permanent and total disability or death, a participant’s employment with the Company is terminated (including employment as an officer of the Company), vested options/SARs held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months of the date of such termination or such lesser period specified in the award agreement (but in no event after the earlier of (i) the expiration date of the option/SAR as set forth in the award agreement, and (ii) ten (10) years from the grant date).
          Retirement – ISOs/Non-Qualified Stock Options/SARs. If a participant ceases to be an employee of the Company (including as an officer of the Company) as a result of retirement, participant need not exercise the option/SAR within three (3) months of termination of employment but will be entitled to exercise the option/SAR within the maximum term of the option/SAR to the extent the option/SAR was otherwise exercisable at the date of retirement. However, if a participant does not exercise within three (3) months of termination of employment, an option will not qualify as an incentive stock option if it otherwise so qualified. The Plan provides that term “retirement” means such termination of employment as entitles the participant to early or normal retirement benefits under any then existing pension or salary continuation plans of the Company excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).
          Permanent Disability and Death. If a participant becomes permanently and totally disabled while employed by the Company (including as an officer of the Company), or dies while employed by the Company (including as an officer of the Company) or death occurs three (3) months thereafter, vested options/SARs then held may be exercised by the participant, the participant’s personal representative, or by the person to whom the option/SAR is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the termination of employment because of the disability or death or any lesser period specified in the award agreement (but in no event after the earlier of (i) the expiration date of the option/SAR as set forth in the award agreement, and (ii) ten (10) years from the grant date).
     Compliance with Section 162(m) of the Code. Section 162(m) of the Code limits publicly-held companies to certain annual deductions for federal income tax purposes for compensation paid to their chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year (the “Covered Employees”). However, performance-based compensation is excluded from this limitation. The 2007 Plan is designed to permit the Plan Administrator to grant awards that qualify as “performance-based compensation” under section 162(m) of the Code to any employees who are Covered Employees. The exercise price per share, if any, of such an award, may not be less than the Fair Market Value of our common stock on the date of the grant, and the grants of such awards may only be made by the Plan Administrator which constitutes a committee comprised solely of two or more directors eligible under the Code to serve on a committee responsible for making awards of performance-based compensation.

     If an award is made on the basis of performance goals, the Plan Administrator must establish the goals prior to the beginning of the period for which the performance goal relates, or by a later date as may be permitted under applicable tax regulations, and the Plan Administrator may for any reason reduce, but not increase, any award, notwithstanding the achievement of a specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the Plan Administrator in each case that the performance goals and any other material conditions were satisfied. The Plan Administrator is authorized to establish performance goals that qualify as performance-based awards to Covered Employees under Section 162(m) of the Code.
     Amendment and Termination. The Board of Directors may amend, suspend or terminate the 2007 Plan at any time and for any reason; provided, however, that shareholder approval will be required for the following types of amendments to the 2007 Plan: (i) any increase in the maximum number of shares, or the maximum number of shares available as ISOs under the 2007 Plan, except for a proportional increase in the maximum number, or maximum number of shares available as ISOs under the 2007 Plan, as a result of stock split or stock dividend, or (ii) a change in the class of employees entitled to be granted ISOs. Further, the board may, in its discretion, determine that any amendment should be effective only if approved by the shareholders even if such approval is not expressly required by the 2007 Plan or by law. No awards will be made after the termination of the 2007 Plan. At any time and from time to time, the Plan Administrator may amend or modify any outstanding award or award agreement without approval of the participant except that no amendment or modification of any award will adversely affect any outstanding award without the written consent of the participant and the original term of any award may not be extended unless it would not cause the provisions of Section 409A of the Code to be violated.
     No termination, amendment, or modification of the 2007 Plan will adversely affect any award previously granted under the 2007 Plan, without the written consent of the participant. Notwithstanding any provision herein to the contrary, the Plan Administrator will have broad authority to amend the 2007 Plan or any outstanding award under the 2007 Plan without approval of the participant to the extent necessary or desirable to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations, or to ensure that an award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.
     Upon shareholder approval and unless sooner terminated by the Board, the 2007 Plan will in all events terminate ten (10) years from the date the Plan is adopted by the Board. Any awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such awards.
     Securities Laws. No award shall be effective unless made in compliance with all federal and state securities laws, rules and regulations and in compliance with any rules on any exchange on which shares are quoted.
     Other Provisions. The award agreements may contain such other terms, provisions and conditions not inconsistent with the 2007 Plan as may be determined by the Board of Directors or the Plan Administrator.
FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE 2007 PLAN
     Options. Options granted under the 2007 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Code or non-qualified options which are not intended to meet such requirements.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares and the optionee will be required to satisfy the tax withholding requirements applicable to such income.
     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.
     Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.
     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.
     If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the options exercise date over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee’s disposition of the purchased shares.
     Restricted Stock Awards. The recipient receives no taxable income upon the receipt of a restricted stock award. The recipient is taxed at the time the restrictions lapse, with the amount of such tax being based on the fair market value of the shares of the stock at such time. As an alternative, the Internal Revenue Service allows recipients, at their option, to make an election to include the value of the restricted stock award in income in the year in which the shares are allocated to the recipient. In the event a recipient makes such an election, a Section 83(b) election must be filed within 30 days of the shares being allocated to them. Under Section 83(b) an electing recipient will realize ordinary income, at the time of the election, equal to the fair market value of the shares of stock on the date of receipt. As a result, when the shares of restricted stock vest, there is no additional taxable income. When the shares are subsequently sold, any gain or loss, based on the amount previously reported as income, will be a capital gain or loss. If a recipient who has made a Section 83(b) election subsequently forfeits the shares, the recipient will not be entitled to any deductions; however, he or she may be entitled to realize a loss. The Company recognizes a deduction for income tax purposes at the time the recipient recognizes income.

     Stock Appreciation Rights. The grant of a SAR is not expected to result in any taxable income for the recipient. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and deductible by the Company.
     Withholding Taxes. The Company is entitled to take appropriate measures to withhold from the shares of common stock, or to otherwise obtain from the recipients, sufficient sums in cash, check or shares of stock as the Plan Administrator deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the common stock to the recipient.
RECOMMENDATION OF THE BOARD
     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE 2007 EQUITY INCENTIVE PLAN.

PROPOSAL 3 – REINCORPORATION OF THE COMPANY INTO NEVADA AND
APPROVAL OF NEVADA ARTICLES OF INCORPORATION
     The Board of Directors has unanimously approved, subject to shareholder approval, an Agreement and Plan of Merger pursuant to which we will reincorporate from the State of Minnesota to the State of Nevada (the “Reincorporation”). A copy of the Agreement and Plan of Merger is attached hereto as Appendix B. As part of the Reincorporation, we will merge with and into a wholly-owned subsidiary, Golden Phoenix Minerals, Inc., a Nevada corporation (“Nevada Corp”), which will result in among other things:

•	you will have a right to receive one share of common stock, par value $0.001 per share, of Nevada Corp, for every one share of our common stock, par value $0.001 per share, owned by you as of the effective date of the Reincorporation;

•	the persons presently serving as our executive officers and directors will continue to serve in such respective capacity with Nevada Corp;

•	the adoption of the Articles of Incorporation under the laws of the State of Nevada (“Nevada Articles”) in the form attached hereto as Appendix C, pursuant to which our authorized stock will consist of an aggregate 450,000,000 shares, consisting of 400,000,000 shares of common stock and 50,000,000 shares of preferred stock;

•	the adoption of the Nevada Articles which will include a classified Board of Directors with staggered terms;

•	the adoption of the Nevada Articles which will establish a quorum requirement of one-third of the number of the Company’s outstanding shares; and

•	the adoption of new Bylaws under the laws of the State of Nevada in the form attached hereto as Appendix D.

     The change in the state of incorporation of the Company from Minnesota to Nevada will be effected by the Agreement and Plan of Merger. Pursuant to the terms of the Agreement of Plan of Merger, the Company will merge with Nevada Corp. on the effective date of the Reincorporation, upon filing the appropriate materials with the State of Minnesota and Nevada, which are expected to occur promptly after the requisite shareholder approval is obtained for the Agreement and Plan of Merger necessary for Reincorporation. For the reasons set forth below, the Board of Directors believe that the best interests of the Company and its shareholders will be served by changing the state of incorporation to Nevada.
     Our common stock is currently quoted on the OTC Bulletin Board. We believe that the stock of Nevada Corp will also be quoted on the OTC Bulletin Board.
Principal Reason for Reincorporation
     The purpose of the Reincorporation is to change our state of incorporation and legal domicile from Minnesota to Nevada, where we conduct the majority of our business. Our Board of Directors believes that the Reincorporation will benefit the Company and its shareholders by giving the Company more flexibility and simplicity in various corporate transactions and reduce the cost of doing business. The State of Nevada is recognized as a desirable state to do business because it has favorable corporate income tax treatment, nominal annual fees, and the identity of individual shareholders are not public record. Furthermore, the Nevada General Corporation Law (the “NGCL”) provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors.
     Nevada’s laws offer flexibility to the board of directors in managing the affairs of a corporation, and permit management to put in place strong protection from hostile takeovers. Incorporating in Nevada offers protection for officers and directors from personal liability against lawsuits or business debts arising from the operation of the corporation or by actions committed on behalf of the corporation. Furthermore, there are no limitations dictating where the corporation may conduct its business, transact real property, or how many or how few officers or directors a Nevada corporation may have. Because of the large number of corporations chartered in Nevada, the courts in the state are more focused on the application of corporate law than the courts of most other states.
     Our Board of Directors believes that these advantages are significant and justify the Reincorporation.
General Effect of Reincorporation
     The Proposed Reincorporation will not affect any change in our business or management and will not change our name or the location of our principal executive offices. At the effective time of the Reincorporation, the same individuals serving as our directors and officers will become the directors and officers of Nevada Corp. Upon Reincorporation, all employee benefit and stock option plans of the Company will become plans of Nevada Corp, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of Nevada Corp common stock, at the same price per share and upon the same terms and conditions. Shareholder approval of the Reincorporation will also constitute an approval of these plans as continuing plans of Nevada Corp.
     The Reincorporation will not cause a change in our name. Our name shall remain “Golden Phoenix Minerals, Inc.”
Exchange of Stock
     The Company’s Reincorporation would be accomplished through a merger of the Company with a newly incorporated, wholly-owned Nevada subsidiary. Upon completion of the merger, the Company would be a Nevada corporation possessing all of the rights of and being bound by all of the obligations provided in the Articles and the NGCL.
     As soon as the Reincorporation becomes effective, each outstanding share of our Common Stock would automatically convert into and be exchangeable for one share of Common Stock of Nevada Corp.
     SHAREHOLDERS DO NOT NEED TO TAKE ANY ACTION TO EXCHANGE THEIR STOCK CERTIFICATES FOR NEVADA CORP STOCK CERTIFICATES.
     Upon completion of the Reincorporation, we would send a notice to all shareholders as of the effective date of the Reincorporation, notifying them of the completion and advising them how to exchange their certificates of shares of our Common Stock for Nevada Corp stock certificates, should they want to do so. Shareholders should not destroy their old certificates. After the Reincorporation, shareholders may continue to make sales or transfers using their existing stock certificates. New certificates would be issued representing shares of Nevada Corp Common Stock for transfers occurring after the Reincorporation. On request, we would issue new certificates to anyone who holds existing stock certificates in exchange therefor. Any request for new certificates into a name different from that of the registered holder would be subject to normal stock transfer requirements and fees, including proper endorsement and signature guarantee, if required.
Transferability of Stock
     Shareholders whose shares of our Common Stock are freely tradable before the Reincorporation would own shares of Nevada Corp Common Stock that are freely tradable after the Reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the Reincorporation would hold shares of Nevada Corp Common Stock that have the same transfer restrictions after the Reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act, those who hold Nevada Corp stock certificates would be deemed to have acquired their shares on the date they originally acquired their Company shares.
     After the Reincorporation, Nevada Corp would continue our status as a reporting small business issuer under the Securities Exchange Act of 1934. Nevada Corp would also continue to file periodic reports and proxy material with the Securities and Exchange Commission (the “SEC”) and provide shareholders the same types of information that we previously filed.
Federal Income Tax Consequences of the Reincorporation
     The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. Shareholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.
     The following discussion sets forth the principal U.S. federal income tax consequences of the Reincorporation to our shareholders who hold their shares as a capital asset. It does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon their individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation.
     The following disclosure is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. The following disclosure does not address the tax consequences to our shareholders under state, local and foreign laws. We have neither requested nor received a tax opinion from legal counsel with respect to the consequences of the Reincorporation. No rulings have been or will be requested from the Internal Revenue Service with regard to the consequences of Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences set forth below.
     The Reincorporation provided for in the Agreement and Plan of Merger between the Company and Nevada Corp would be intended to be a tax-free reorganization under the Code. Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock (other than those who seek their statutory appraisal rights) as a result of consummation of the reincorporation, and no gain or loss will be recognized by us. You would have the same basis in the Nevada Corp Common Stock received by you pursuant to the Reincorporation as you have in our shares held by you at the time the Reincorporation is consummated. Your holding period with respect to Nevada Corp Common Stock would include the period during which you held the corresponding Company Common Stock, provided the latter was held by you as a capital asset at the time the Reincorporation was consummated.
Accounting Treatment
     In accordance with generally accepted accounting principles, we expect that the Reincorporation would be accounted for as a reorganization of entities under common control and recorded at historical cost.
Significant Changes Caused by the Reincorporation
     We are incorporated under the laws of the State of Minnesota and Nevada Corp will be incorporated under the laws of the State of Nevada. The Company’s corporate affairs are currently governed by the Minnesota Corporate Business Act (“MCBA”) and our Articles of Incorporation and Bylaws, which were created pursuant to Minnesota law. On the effective date of the Reincorporation, issues of corporate governance and control will be controlled by Nevada law and Nevada Corp’s Articles of Incorporation and Bylaws, which will be created under Nevada law.
     There are certain significant differences between Minnesota corporate law and Nevada corporate law. Shareholders should refer to the NGCL and the MCBA to understand how these laws apply to Nevada Corp and our Company, respectively. For example, Nevada law provides that, unless a company’s articles of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. Minnesota law requires an action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting by written action signed, or consented to by authenticated electronic communication, by all of the shareholders entitled to vote on that action.
Comparison of Shareholder Rights

Shareholder
Right	Minnesota	Nevada
Classified Board of Directors	Both Minnesota and Nevada law permit corporations to classify their boards of directors as provided in its articles and bylaws. The Company’s Minnesota Articles of Incorporation (“Minnesota Articles”) do not contain a classified board provision; however, if Proposal 5 is approved the Minnesota Articles will contain a classified board provision.	Nevada law requires that at least one-fourth of the total number of directors of a Nevada corporation be elected annually. If Proposal 3 of this Proxy is approved, the Nevada Articles (“Nevada Articles”) will contain a classified board provision providing for 2 classes of directors elected for two-year terms.

Quorum	Minnesota law permits a corporation to change its quorum requirements from a majority of the voting power of the shares entitled to vote at a meeting to a larger or smaller number in the corporation’s bylaws or articles of incorporation. The Company’s current Bylaws provide that a majority of shares constitute a quorum. If Proposal 6 is approved, the Minnesota Articles will reduce the quorum requirement from a majority to one-third of the outstanding shares.	Under Nevada, unless otherwise provided in the articles of incorporation or bylaws of a corporation, the quorum required for a corporation’s stockholders is presence in person or by proxy of a majority of the voting power of the shares entitled to vote at the meeting. If Proposal 3 is approved, the Nevada Articles will establish a quorum requirement of one-third of the outstanding shares.

Removal of Directors	Minnesota provides that, unless otherwise provided in the articles or bylaws of the	Nevada law provides that any one or all of the directors of a corporation may be removed by the

Shareholder
Right	Minnesota	Nevada
	corporation or by shareholder agreement, the directors may be removed with or without cause by the affirmative vote of that proportion or number of the voting power of the shares of the classes or series the director represents which would be sufficient to elect such director (with an exception for corporations with cumulative voting). The Company’s Articles and Bylaws do not modify Minnesota law in this respect.	holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada law does not distinguish between removal of directors with or without cause. The proposed Nevada Articles do not modify Nevada law in this respect.

Vacancies	According to Minnesota law, unless the articles of incorporation or bylaws of the company provide otherwise, vacancies resulting from the death, resignation, removal or disqualification of a director may be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum, and vacancies resulting from a newly-created directorship may be filled by the affirmative vote of a majority of the directors serving at the time of the increase. The shareholder may also elect a new director to fill a vacancy that is created by the removal of a director by the shareholders. The Company’s Articles and Bylaws do not modify Minnesota law in this respect.	Nevada law provides that all vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, for the remainder of the term of office of resigning director or directors, unless the articles of incorporation provide otherwise. The proposed Nevada Articles do not modify Nevada law in this respect.

Interested Director Transactions	According to Minnesota law, a corporation may enter into transactions with interested directors if: (1) the directors establish that the transaction is “fair and reasonable” to the corporation; (2) the transaction is approved in good faith by the holders of at least two thirds of the voting power of the shares entitled to vote that are owned by persons other than the interested directors or, if all holders of shares entitled to vote are interested directors, by the holders of all outstanding shares, whether or not entitled to vote; (3) or the transaction is approved in good faith by a majority of the board or a committee, but the interested directors may not be counted in determining the presence of a quorum at the board or committee meeting and may not vote on the matter. The Company’s Articles and Bylaws do not modify Minnesota law in this respect.	Nevada law does not automatically void contracts or transactions between a corporation and one of its directors. Under Nevada law, a contract or transaction may not be voided solely because: (a) the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation has a financial interest; (b) an interested director is present at the meeting of the board of directors that authorizes or approves the contract or transaction; or (c) the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested director. The proposed Nevada Articles and Bylaws do not modify Nevada law in this respect.

Declaration and Payment of Dividends	Minnesota law provides that a corporation may pay dividends or repurchase shares if the corporation will be able to pay its debts in the ordinary course of business after paying the dividend or repurchasing the shares, regardless of whether the corporation has surplus or net profits, subject to certain limitations for the benefit of certain preference shares. The Company’s Articles and Bylaws do not modify Minnesota law in this respect.	Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. The proposed Nevada Articles do not modify Nevada law in this respect.

Shareholder
Right	Minnesota	Nevada
Special Meetings of Stockholders	Under Minnesota law, a special meeting of shareholders may be called by the chairman of the board, the chief executive officer, the chief financial officer, any two or more directors, a person authorized in the articles or bylaws to call special meetings or a shareholder or shareholders holding 10% or more of all shares entitled to vote, except that a special meeting called by a shareholder for the purpose of considering any action to facilitate, directly or indirectly, or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. The Company’s Minnesota Bylaws provide that special meetings of the stockholders may be called by the Chief Executive Officer, Chief Financial Officer, two or more directors, or by shareholder demand in accordance with Minnesota Statutes, Section 203A.433, subdivision 2.	Nevada law provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders. The proposed Nevada Articles and Bylaws do not modify Nevada law in this respect.

Adjournment of Stockholder Meetings	Under Minnesota law, notice of an adjourned meeting is not required if it is to be held no more than 120 days after the date fixed for the original meeting and the date, time, and place of the meeting were announced at the time of the original meeting or any adjournment of the original meeting, and as long as the company complies with notice requirements. The Company’s Articles and Bylaws do not modify Minnesota law in this respect.	Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting. The proposed Nevada Articles and Bylaws do not modify Nevada law in this respect.

Failure to Hold an Annual Meeting	Minnesota law does not require a corporation to hold an annual meeting unless required by the corporation’s articles or bylaws. If a regular shareholders’ meeting has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power may demand a meeting by written notice. At each regular shareholders’ meeting there must be an election of qualified successors for directors who serve for an indefinite term or whose terms have expired or are due to expire within six months after the date of the meeting. The Company’s Articles and Bylaws do not modify Minnesota law in this respect.	Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding 15 percent of the corporation’s voting power. The proposed Nevada Bylaws provide that an annual meeting will be held be held within 180 days after the end of the corporation’s fiscal year at such time as is designated by the board of directors and as is provided for in the notice of the meeting and do not modify Nevada law in other respects. The Company’s proposed Articles do not modify Nevada law in this respect.

Stockholder Voting Provisions	Under Minnesota law, except for the election of directors, the shareholders shall take action by the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares present and entitled to vote on that item of business; or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the meeting, except where the Minnesota Business Corporations Act (“MBCA”) or the articles requires a larger proportion or number. The affirmative vote of a majority of the	Under Nevada law, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders. Generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the articles of

Shareholder
Right	Minnesota	Nevada
voting power of all shares of the company’s common stock is required to approve mergers and certain other extraordinary transactions. A company’s articles of incorporation generally can be amended if the proposed amendment is approved by the company’s board of directors and by holders of a majority of the voting power of the shares of the company’s common stock present and entitled to vote at a meeting. If Proposal 4 is approved, the quorum requirement will be reduced from a majority to one-third of the Company’s outstanding shares entitled to vote.

	Unless otherwise required by the articles, directors are elected by a plurality of the voting power of the shares present and entitled to vote on the election of directors at a meeting at which a quorum is present. The Company’s Articles do not modify Minnesota law in this respect.	incorporation or bylaws of the corporation. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action. If Proposal 3 is approved, the Nevada Articles will establish a quorum requirement of one-third of the Company’s outstanding shares entitled to vote.

Duration of Proxies	According to Minnesota law, a proxy is valid for a period of 11 months, unless a longer period is expressly provided in the appointment. No appointment is irrevocable unless the appointment is coupled with an interest in the shares or in the corporation. The Company’s Articles and Bylaws do not modify Minnesota law in this respect.	According to Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The proposed Nevada Bylaws provide that a proxy shall not be valid for more than a period of three years unless the proxy provides otherwise.

Cumulative Voting	Under Minnesota law, cumulative voting in the election of directors is permitted unless the articles of the company provide otherwise. In order to exercise cumulative voting rights for a director, the shareholder is required to give written notice of the intent to cumulate those votes as provided in the MBCA. The Company’s Articles do not provide for cumulative voting.	Directors of a Nevada corporation are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, unless otherwise provided in the articles of incorporation. Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. The proposed Nevada Articles do not have a provision granting cumulative voting rights in the election of its directors.

Stockholder Action by Written Consent	Minnesota law provides that any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting by written action signed by all of the shareholders entitled to vote on that action. The Company’s Articles and Bylaws do not modify Minnesota law in this respect.	Nevada law provides that, unless the articles of incorporation or bylaws provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. The proposed Nevada Articles and Bylaws do not modify Nevada law in this respect.

Stockholder Vote for Mergers and Other Corporate Reorganizations	Minnesota law requires that a resolution containing a plan of merger or exchange must be approved by the affirmative vote of a majority of the directors present at a meeting and submitted to the shareholders and approved by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote. Minnesota	Nevada requires authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger, conversion or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, Nevada law does not generally require

Shareholder
Right	Minnesota	Nevada
	law does not require a corporation to submit a plan of merger to the vote of the shareholders of the surviving corporation if (a) the articles of incorporation will not be amended in the transaction; (b) each holder of shares of the corporation that were outstanding immediately before the effective time of the transaction will hold the same number of shares with identical rights immediately thereafter; (c) the voting power of the outstanding shares of the corporation entitled to vote immediately after the merger, plus the voting power of the shares of the corporation entitled to vote issuable on conversion of, or on the exercise of rights to purchase, securities issued in the transaction, will not exceed by more than 20 percent, the voting power of the outstanding shares of the corporation entitled to vote immediately before the transaction; and (d) the number of participating shares of the corporation immediately after the merger plus the number of participating shares of the corporation issuable on conversion of, or on the exercise of rights to purchase, securities issued in the transaction, will not exceed by more than 20 percent, the number of participating shares of the corporation immediately before the transaction. Minnesota law requires that any class of shares of a Minnesota corporation must be given the right to approve the plan if it contains a provision which, if contained in a proposed amendment to the corporation’s articles of incorporation, would entitle such a class to vote as a class. The Company’s Articles and Bylaws do not modify Minnesota law in this respect.	a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing Articles of Incorporation; (b) each stockholder of the surviving corporation will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger. The proposed Nevada Articles and Bylaws do not modify Nevada law in this respect.

Indemnification of Officers and Directors	Minnesota law sets forth conditions under which a corporation may indemnify its directors, officers and employees. Minnesota law requires a corporation to indemnify any director, officer, or employee who is made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the director, officer, or employee, against judgments, penalties, fines, settlements and reasonable expenses, but only if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. Minnesota law permits a corporation to prohibit indemnification by so providing in its articles of incorporation or bylaws. The Company’s Articles do not modify Minnesota law in this respect.	A Nevada corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding, if he is not liable under Nevada Revised Statute (“NRS”) 78.138 (see below Limitation on Personal Liability of Directors), acted in “good faith” and in a manner he reasonably believed to be in and not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless

Shareholder
Right	Minnesota	Nevada
and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Nevada corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.

The Company’s Nevada Articles will provide that the corporation shall, to the maximum extent and in the manner permitted by the NRS, indemnify and hold harmless any and all persons whom it shall have power to indemnify under said provisions from and against any and all liabilities (including expenses) imposed upon or reasonably incurred by him or her in connection with any action, suit or other proceeding in which he or she may be involved or with which he or she may be threatened, or other matters referred to in or covered by said provisions both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer of the corporation. The Company’s proposed Nevada Bylaws do not modify Nevada law in this respect.

Advancement of Expenses	A Minnesota corporation may advance reasonable expenses, including attorneys’ fees, to a person entitled to payment or reimbursement of such fees, upon receipt of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in the MBCA have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the corporation if it is ultimately determined that the criteria for indemnification have not been satisfied. The Company’s Minnesota Articles and Bylaws do not modify Minnesota law in this respect.	Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. The Company’s proposed Nevada Articles and Bylaws do not modify Nevada law in this respect.

Fiduciary Duties of Directors	Under Minnesota law, the board of directors is charged with managing the business and affairs of a corporation. A director must discharge the duties of his position in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. A person who so performs those duties is not liable by reason of being or having been a director of the corporation. A director may be liable to the corporation for distributions made in violation of Minnesota law or a restriction contained in the corporation’s articles or Bylaws. The Company’s Articles and Bylaws do not modify Minnesota law in this respect.	Nevada law provides that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors owe fiduciary duties of care and loyalty to the corporation and its stockholders. A director of a Nevada business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation. Nevada law provides that in discharging their duties, the board of directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees,

Shareholder
Right	Minnesota	Nevada
suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation. Furthermore, the officers and directors may consider the long-term and short-term interests of the corporation and its stockholders. Under Nevada law, unless there is a breach of fiduciary duty or a lack of good faith, any act of the board of directors, any committee of the board or any individual director is presumed to be in the corporation’s best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action. Nevada law imposes a heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, if such action impedes the exercise of the stockholders right to vote for or remove directors. The proposed Nevada Articles and Bylaws do not modify Nevada law in this respect.

Limitation on Personal Liability of Directors	Under Minnesota law, a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation except that the articles cannot limit the liability of a director: (1) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (2) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law; (3) under Section 302A.559 of the MBCA or Section 80A.23 of the Minnesota Regulation of Securities Act which provide for liability for illegal distributions and civil liability, respectively; (4) for any transaction from which the director derived an improper benefit; or (5) for any act or omission occurring prior to the date when the provision in the articles eliminating the liability becomes effective. The Company’s Articles and Bylaws do not modify Minnesota law in this respect.	The NRS provides that neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud, or knowing violation of law. Nevada does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit. The proposed Nevada Articles and Bylaws state that the personal liability of all of the directors and officers of the corporation is hereby eliminated to the fullest extent allowed as provided by the NRS.

Anti-Takeover Statutes	Minnesota law prohibits certain “business combinations” (as defined in the MBCA) between a Minnesota corporation with at least 100 shareholders, or a publicly held corporation with at least 50 shareholders, and an “interested shareholder” for a four-year period following the share acquisition date by the interested shareholder, unless certain conditions are satisfied or an exemption is found. An “interested shareholder” is generally defined to include a person who beneficially owns at least 10% of the votes that all shareholders would be entitled to cast in an election of directors of the corporation.

	Minnesota law limits the ability of a shareholder who acquires beneficial ownership of more than certain thresholds of the percentage voting power	Nevada law generally prohibits a Nevada corporation, with shares registered under section 12 of the Exchange Act and with 200 or more stockholders of record, from engaging in a combination (defined in the statute to include a variety of transactions, including mergers, asset sales, issuance of stock and other actions resulting in a financial benefit to the Interested Stockholder) with an Interested Stockholder (defined in the statute generally as a person that is the beneficial owner of 10% or more of the voting power of the outstanding voting shares), for a period of three years following the date that such person became an Interested Stockholder unless the board of directors of the corporation first approved either the combination or the transaction that resulted in the stockholder’s

Shareholder
Right	Minnesota	Nevada
of a Minnesota corporation (starting at 20%) from voting those shares in excess of the threshold unless such acquisition has been approved in advance by a majority of the voting power held by shareholders unaffiliated with such shareholder. Minnesota law includes a provision restricting certain “control share acquisitions” of Minnesota corporations.

Minnesota law also provides that during any tender offer, a publicly held corporation may not enter into or amend an agreement (whether or not subject to contingencies) that increases the current or future compensation of any officer or director. In addition, under Minnesota law, a publicly held corporation is prohibited from purchasing any voting shares owned for less than two years from a 5% shareholder for more than the market value unless the transaction has been approved by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote or unless the corporation makes a comparable offer to all holders of shares of the class or series of stock held by the 5% shareholder and to all holders of any class or series into which such securities may be converted. The Company’s Articles and Bylaws do not modify Minnesota law in this respect.	becoming an Interested Stockholder. If this approval is not obtained, the combination may be consummated after the three year period expires if either (a) (1) the board of directors of the corporation approved the combination or the purchase of the shares by the Interested Stockholder before the date that the person became an Interested Stockholder, (2) the transaction by which the person became an Interested Stockholder was approved by the board of directors of the corporation before the person became an interested stockholder, or (3) the combination is approved by the affirmative vote of holders of a majority of voting power not beneficially owned by the Interested Stockholder at a meeting called no earlier than three years after the date the Interested Stockholder became such; or (b) the aggregate amount of cash and the market value of consideration other than cash to be received by holders of common stock and holders of any other class or series of shares meets the minimum requirements set forth in NRS Sections 78.441 through 78.443, and prior to the consummation of the combination, except in limited circumstances, the Interested Stockholder would not have become the beneficial owner of additional voting shares of the corporation.

A Nevada corporation may adopt an amendment to its articles of incorporation expressly electing not to be governed by these provisions of the NRS, if such amendment is approved by the affirmative vote of a majority of the disinterested shares entitled to vote; provided, however, such vote by disinterested stockholders is not required to the extent the Nevada corporation is not subject to such provisions. Such an amendment to the articles of incorporation does not become effective until 18 months after the vote of the disinterested stockholders and does not apply to any combination with an Interested Stockholder whose date of acquiring shares is on or before the effective date of the amendment.

The NRS also limits the acquisition of a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. According to the NRS, an acquiring person who acquires a controlling interest in an issuing corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of the stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any

Shareholder
Right	Minnesota	Nevada
stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares. Under the NRS, a controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (1) one-fifth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more of the voting power of the issuing corporation in the election of directors. Outstanding voting shares of an issuing corporation that an acquiring person acquires or offers to acquire in an acquisition and acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person are referred to as control shares. The control share provisions of the NRS do not apply if the corporation opts-out of such provisions in the articles of incorporation or bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person. The proposed Nevada Articles and Bylaws do not opt out of the business combination or acquisition of a controlling interest statutes and therefore, the proposed Nevada Articles and Bylaws do not modify Nevada law in this respect.

Amendments to Articles of Incorporation or Bylaws	Minnesota law provides that the power to adopt, amend or repeal bylaws is vested in the board. Minnesota law provides that the authority in the board of directors is subject to the power of the shareholders to change or repeal such bylaws by a majority vote of the shareholders at a meeting of the shareholders called for such purpose, and the board of directors shall not make or alter any bylaws fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the board of directors, or fixing the number of directors or their classifications, qualifications or terms of office. Under Minnesota law, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may propose a resolution to amend or repeal bylaws adopted, amended or repealed by the board, in which event such resolutions must be brought before the shareholders for their consideration pursuant to the procedures for amending the articles of incorporation. Minnesota law provides that a proposal to amend the articles of incorporation may be presented to the shareholders of a Minnesota corporation by a resolution (i) approved by the affirmative vote of a majority of the directors present or (ii) proposed by a shareholder or shareholders holding 3% or more of the voting shares entitled to vote thereon. Under Minnesota law, any such amendment must be approved by the affirmative vote of a majority of the shareholders	Nevada law generally requires the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s articles of incorporation. Nevada law also provides that in addition to the vote described above, the vote of a majority of the outstanding shares of a class may be required to amend the articles of incorporation. Nevada does not require stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors. The Nevada Articles grant such power to the Company’s Board of Directors.

Under the Company’s proposed Bylaws, all bylaws of the corporation, whether adopted by the board of directors or the stockholders, shall be subject to amendment, alteration, or repeal, and new bylaws may be made, except that: (a) No bylaw adopted or amended by the stockholders shall be altered or repealed by the board of directors; and (b) No bylaw shall be adopted by the board of directors which shall require more than the stock representing a majority of the voting power for a quorum at a meeting of stockholders or more than a majority of the votes cast to constitute action by the stockholders,

Shareholder
Right	Minnesota	Nevada
	entitled to vote thereon, except that the articles may provide for a specified proportion or number larger than a majority. The Company’s Articles and Bylaws do not modify Minnesota law in this respect.	except where higher percentages are required by law; provided, however, that (i) If any bylaw regulating an impending election of directors is adopted or amended or repealed by the board of directors, there shall be set forth in the notice of the next meeting of the stockholders for the election of directors, the bylaws so adopted or amended or repealed, together with a concise statement of the changes made; and (ii) No amendment, alteration, or repeal of this article 11 shall be made except by the stockholders.

Inspection of Books and Records	Under Minnesota law, any shareholder, beneficial owner, or holder of a voting trust certificate of a publicly held corporation has, upon written demand stating the purpose and acknowledged or verified as required under Minnesota law, a right at any reasonable time to examine and copy the corporation’s share register and other corporate records reasonably related to the stated purpose and described with reasonable particularity in the written demand upon demonstrating the stated purpose to be a proper purpose. The acknowledged or verified demand must be directed to the corporation at its registered office in Minnesota or at its principal place of business. A “proper purpose” is one reasonably related to the person’s interest as a shareholder, beneficial owner, or holder of a voting trust certificate of the corporation. The Company’s Articles and Bylaws do not modify Minnesota law in this respect.	Under Nevada law, any person who has been a stockholder of record of a Nevada corporation for at least six months immediately preceding a demand, or any person holding or authorized in writing by the holders of, at least five percent of all of its outstanding shares, upon at least five days’ written demand is entitled to inspect and copy the following records: a copy certified by the secretary of state of the corporation’s articles of incorporation, and all amendments thereto; a copy certified by an officer of the corporation of the corporation’s bylaws and all amendments thereto; and a stock ledger, revised annually, containing the names of all persons who are stockholders of the corporation, places of residence, and number of shares held by them respectively. In addition, any stockholder of a Nevada corporation owning not less than 15 percent of all issued and outstanding shares, or who has been authorized in writing by the holders of at least 15 percent of all its issued and outstanding shares, upon at least five days written demand, is entitled to inspect the books of account and all financial records of the corporation, to make extracts therefrom, and to conduct an audit of such records. These rights may not be limited in the articles or bylaws of the corporation but may be denied to any stockholder upon the stockholder’s refusal to furnish the corporation an affidavit that such inspection, extracts or audit is not desired for any purpose not related to the stockholder’s interest in the corporation as a stockholder. However, the right to inspect and audit financial records does not apply to any corporation listed and traded on any recognized stock exchange or to any corporation that furnishes to its stockholders a detailed, annual financial statement. The proposed Nevada Articles and Bylaws do not modify Nevada law in this respect.

Franchise Taxes	Neither Nevada nor Minnesota impose any corporate franchise tax.

Procedure for Effecting the Reincorporation
     As soon as practicable after the requisite shareholder approval of the Reincorporation, the Company will promptly cause Articles of Merger to be filed with the Secretary of State of Minnesota and Articles of Merger to be filed with the Secretary of State of Nevada (collectively, the “Merger Certificates”). The Reincorporation will become effective on the date of filing of the Merger Certificates or on such later date as determined by the Board, which is referred to as the “Effective Date.” Beginning on the Effective Date, each stock certificate representing Common Stock, pre-Reincorporation, will be deemed for all corporate purposes, to evidence ownership of Nevada Corp Common Stock.
RECOMMENDATION OF THE BOARD
     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE REINCORPORATION OF THE COMPANY TO NEVADA.

PROPOSAL 4 — CHANGE IN CAPITAL STOCK
     In the event the shareholders do not approve the Agreement and Plan of Merger pursuant to which we will reincorporate from the State of Minnesota to the State of Nevada (Proposal 3), the Board of Directors of the Company proposes to amend Article IV of the Company’s Minnesota Articles of Incorporation (“Articles”) to establish a new class of preferred stock with its rights, preferences and privileges to be determined in the future by resolution of the Board of Directors of the Company and to increase the number of authorized shares of stock in the Company from 200,000,000 total shares (originally consisting of 200,000,000 shares of common stock) to an aggregate of 450,000,000 shares, consisting of 400,000,000 shares of common stock and 50,000,000 shares of preferred stock, with the rights, preferences and privileges of the preferred stock to be determined in the future by resolution of the Board of Directors of the Company. A copy of the proposed Articles, as Amended, is attached hereto as Appendix E. If the shareholders approve Proposal 3 and if such reincorporation is implemented, then Proposal 4 will not be implemented regardless of its approval by the shareholders.
     As of June 15, 2007, 180,360,972 shares of common stock were issued and outstanding, plus an additional 17,934,907 shares issuable upon the exercise of outstanding options and warrants. Therefore, the Company has only 1,704,121 shares of common stock available for future issuance. If the shareholders approve the proposal, newly authorized shares of common stock will be available for issuance by the Board for stock splits or stock dividends, acquisitions, raising additional capital, stock options, and other corporate purposes. These shares will be available for issuance by the Board without any further shareholder approval, unless otherwise required by applicable law or regulation. Any additional shares of common stock, when issued, would have the same rights and preferences as the shares of common stock presently outstanding. There are no preemptive rights available to shareholders in connection with the issuance of any such shares.
     The Company believes that this increase in the number of authorized shares is appropriate and in the best interests of the Company because it would afford us with the flexibility of issuing a higher percentage of equity than debt in connection with a potential transaction. Such potential transaction could involve, among other things, issuing shares of the Company’s common stock in order to (i) finance a merger or acquisition (ii) refinance our existing credit facility and/or (iii) raise additional capital to accelerate our mining programs. The increase in the number of authorized shares of our common stock will become effective upon the Company’s filing of the Certificate of Amendment of Articles of Incorporation with the Secretary of State of Minnesota.
     The Company does not have any plans, arrangements, or understandings, written or otherwise, at this time to issue any of the additional authorized shares of common stock or shares of preferred stock. However, under the terms of a Production Agreement the Company entered into with Crestview Capital Master, LLC (“Crestview”) (collectively, the “Parties”) on June 13, 2007 (“Production Agreement”), the Parties agreed that in the event the shareholders of the Company approve an increase in the Company’s authorized capital, the Production Payment of $1,974,456, less any amount previously paid, would be convertible into shares of the Company’s common stock at the election of either Crestview or Crestview’s assignee (the “Holder”) at a conversion rate equal to a number calculated by dividing the remaining amount of the Production Payment by the number derived by multiplying the average of the volume weighted average price (“VWAP”) of the Company’s common stock for a period of ten (10) trading days prior to exercise of this conversion right by 0.80, but in no case less than $0.36 per share nor more than $0.46 per share. Provided that the shares of common stock underlying the conversion right has been registered with the U.S. Securities and Exchange Commission, the production payment shall automatically convert into shares of the Company’s common stock if the closing price of the Company’s common stock on the OTC Bulletin Board or other public trading market is greater than or equal to $0.65 for ten consecutive trading days.

     Under the terms of the Production Agreement, the Parties agreed that the Production Payment would be paid in an amount equal to five percent (5%) Net Smelter (Refinery) Returns (“NSR”) paid solely from the Company’s share of production distributed to the Company pursuant to the Ashdown Project LLC Operating Agreement as referenced in the Production Agreement commencing upon thirty (30) days prior written notice to the Company of the Holder’s desire to commence receiving payments from the Company, but in no event sooner than six months from the date the Holder acquired the Production Payment.
     In the event the shareholders of the Company do not approve the plan to increase the authorized capital of the Company, then under the terms of the Production Agreement, the Parties agreed that the Production Payment would increase from five percent (5%) NSR at a rate of one percent (1%) NSR per month until the NSR would equal ten percent (10%) of the Company’s share of production. Upon an increase in the Company’s authorized capital sufficient to accommodate the full conversion of the Production Payment into shares of Company’s common stock, the Parties agreed that the NSR would be reduced to five percent (5%).
PROPOSED TEXT OF AMENDMENT
     The text of the proposed amendment is as follows:
“The Articles of Incorporation of Golden Phoenix Minerals, Inc. are hereby amended by deleting Article IV thereof and replacing it with the following text:
“The corporation is authorized to issue an aggregate total of 400,000,000 shares of common stock and 50,000,000 shares of preferred stock.
Shares of preferred stock may be issued from time to time in one or more series. The Board of Directors shall determine the designation of each series and the authorized number of shares of each series. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of preferred stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. If the number of shares of any series of preferred stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.”
ANTI-TAKEOVER IMPLICATIONS
     It should be noted that the additional shares of common stock could be used to dilute the percentage stock ownership of persons seeking to obtain control of the Company. Because the number of authorized shares of our common stock will increase by 200,000,000 shares, the issuance in the future of such authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of common stock. In this sense, the proposal to increase the number of authorized shares of common stock may have an anti-takeover effect.
     However, the proposed increased in the authorized common stock is not the result of any such specific effort; rather, as indicated above, the purpose of the increase in the authorized common stock is to provide the Company’s management with the ability to issue shares for future acquisition, financing and operational possibilities. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, the Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device. As a consequence, the increase in authorized common stock may make it more difficult for, prevent or deter a third party from acquiring control of the Company or changing its Board of Directors and management, as well as inhibit fluctuations in the market price of the Company’s shares that could result from actual or rumored takeover attempts. The Company currently has no such provisions in any of its governing documents.
     As summarized below, provisions of the Company’s Articles of Incorporation and Bylaws and applicable provisions of the Minnesota Business Corporation Act may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing its Board of Directors and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in the Company’s control or in its management.
     Undesignated Preferred Stock. If Proposal 4 is approved, the Company’s Articles of Incorporation will authorize issuance of shares of preferred stock with such designations, rights and preferences as may be determined from time to time by its Board of Directors. The Board of Directors can also fix the number of shares constituting a series of preferred stock, without any further vote or action by the Company’s stockholders. The issuance of undesignated preferred stock with voting, conversion or other rights or preferences, while providing flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of (i) delaying or preventing a change in control, (ii) causing the market price of the Company’s common stock to decline or (iii) impairing the voting power and other rights of the holders of the Company’s common stock.
     No Cumulative Voting. The Company’s Articles of Incorporation and Bylaws do not provide for cumulative voting in the election of directors. The combination of the present ownership by a few stockholders of a significant portion of the Company’s issued and outstanding common stock and lack of cumulative voting makes it more difficult for other stockholders to replace the Company’s Board of Directors or for another party to obtain control of the Company by replacing its Board of Directors.
     Minnesota Anti Take-Over Provisions. We are governed by the provisions of Sections 302A.671 and 302A.673 of the Minnesota Business Corporation Act. In general, Section 302A.671 restricts the voting of certain percentages of voting control to be acquired in a control share acquisition of our voting stock (in excess of 20%, 33.3% or 50%) until after shareholder approval of the acquisition is obtained. A “control share acquisition” is an acquisition, directly or indirectly, of beneficial ownership of shares that would, when added to all other shares beneficially owned by the acquiring person, entitle the acquiring person to have voting power of 20% or more in the election of directors. In general, Section 203A.673 prohibits a public Minnesota corporation from engaging in a “business combination” with an “interested shareholder” for a period of four years after the date of the transaction in which the person became an interested shareholder, unless the business combination is approved by a majority of disinterested directors prior to the date the shareholder becomes an interested shareholder. “Business combination” includes mergers, asset sales and other transactions resulting in a financial benefit to the interested shareholder. An “interested shareholder” is a person who is the beneficial owner, directly or indirectly, of 10% or more of the corporation’s voting stock or who is an affiliate or associate of the corporation and at any time within four years prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the corporation’s voting stock.
     In the event of certain tender offers for capital stock Section 302A.675 precludes the tender offeror from acquiring additional shares of capital stock (including acquisitions pursuant to mergers, consolidations or statutory share exchanges) within two years following the completion of such an offer unless the selling shareholders are given the opportunity to sell the shares of capital stock on terms that are substantially equivalent to those contained in the earlier tender offer. Section 302A.675 does not apply if a committee of the Board of Directors consisting of all of its disinterested directors (excluding present and former officers) approves the subsequent acquisition before shares are acquired pursuant to the earlier tender offer.
     These provisions of Minnesota law could delay and make more difficult a business combination, particularly one opposed by the board of directors, even if the business combination could be beneficial, in the short term, to the interests of shareholders. These statutory provisions also have the potential of depressing the price certain investors are, or might be willing to pay for shares of our common stock (because it may make hostile takeovers more difficult and costly, and therefore, less attractive to the potential pursuer).
     Although the Board may review other possible anti-takeover programs, the Board has no present intention of proposing additional amendments to the Articles or the Bylaws, besides those listed in this Proxy, that would affect the ability of a third party to change control of the Company.
RECOMMENDATION OF THE BOARD
     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION IN ORDER TO INCREASE THE NUMBER OF AUTHORIZED SHARES AND TO ESTABLISH A NEW CLASS OF PREFERRED STOCK.

PROPOSAL 5 — CLASSIFIED BOARD
     In the event the shareholders do not approve the Agreement and Plan of Merger pursuant to which we will reincorporate from the State of Minnesota to the State of Nevada (Proposal 3), the Board of Directors of the Company proposes to amend the Company’s Minnesota Articles of Incorporation (“Articles”) to add an Article V to the Articles to establish a classified Board of Directors with staggered terms. Minnesota law permits corporations to classify their boards of directors as provided in its articles and bylaws. Directors of the Company presently are elected annually by the shareholders to serve until the next annual meeting and until their successors are elected and qualified. A copy of the proposed Articles, as Amended, is attached hereto as Appendix E. In the event the shareholders approve Proposal 3, then Proposal 5 will not be implemented regardless of its approval by the shareholders.
     To further the stability of the Board of Directors and the policies formulated by the Board, the Board has unanimously approved and is proposing an amendment to the Articles to provide for classification of the Board of Directors. If Proposal 5 is approved, the Company’s Articles will provide for the Board to be divided into two classes of directors serving staggered two-year terms. If adopted, the Classified Board Amendment would divide the Board into two approximately equal classes, designated Class I and Class II. At the 2008 annual shareholder meeting, at which five directors are to be elected, the first class, consisting of two directors, would be elected for a term expiring at the 2009 Annual Meeting, the second class, consisting of three directors, would be elected for a term expiring at the 2010 Annual Meeting (and in each case until their respective successors are duly elected and qualified). Commencing with the reelection of directors to Class A in 2009, each class of directors elected at an Annual Meeting would be elected to two-year terms. If the number of directors constituting the Board is increased or decreased, the resulting number would be apportioned by the Board among the three classes so as to make all classes as nearly equal in number as possible. The Company presently has no agreement or plans to increase or decrease the size of the Board.
     The Classified Board Amendment also provides that a vacancy on the Board may be filled by the remaining directors, acting by majority vote. Any director so chosen to fill a vacancy will hold office until the next election of the class for which he or she has been chosen and until their respective successor shall have been elected and qualified.
     Information concerning the current nominees for election as directors at the meeting and the terms for which they will serve if Proposal 5 is approved is contained in Proposal 1. If Proposal 5 is not approved, all directors will be elected to serve until the 2008 Annual Meeting and until their successors are elected and qualified
PROPOSED TEXT OF AMENDMENT
     The text of the proposed amendment is as follows:
“A new Article V is added as follows:
The Board of Directors shall be divided into two classes: Class A with two directors and Class B with three directors. Directors of the first class (Class A) elected at the 2008 annual meeting shall be elected to hold office for a term expiring at the in 2009 annual meeting. Directors of the second class (Class B) elected at the 2008 annual meeting shall be elected to hold office for a term expiring at the in 2010 annual meeting. The successors to the class of directors whose terms expire shall be identified as being of the same class as the directors they succeed and elected to hold office for a term expiring at the second succeeding annual meeting of shareholders. When the number of directors is changed, any newly created directorships or any decrease in directorships shall be apportioned among the classes by the Board of Directors as to make all classes as nearly equal as possible.”
ANTI-TAKEOVER IMPLICATIONS
     Proposal 5 would affect every election of directors and would not be triggered by the occurrence of a particular event, such as a hostile takeover attempt. Therefore, a classified board may make it more difficult for shareholders to change the majority of directors even when the only reason for the change may be the performance of the present directors. If adopted, this provision would apply to every election of directors, rather than only an election occurring after a change in control of the Company.
     The Board of Directors is not proposing Proposal 5 for the foregoing reasons, but rather because the Board of Directors believes the proposal is in the best interests of the Company and its shareholders in order to help ensure stability and continuity in the management of the Company’s business and affairs. Although no proxy contest or attempt to replace all of the board members has occurred to date, the Board believes that the longer time required to elect a majority of a classified Board will help to prevent the occurrence of such problems in the future. Adoption of a classified board will encourage a purchaser to negotiate directly with the Company. Moreover, the Board believes that shareholders are more likely to be treated fairly in a transaction negotiated by directors than in one accomplished without the required approval of such directors. Furthermore, the Board believes that it is in a better position than individual shareholder of the Company to negotiate effectively on behalf of all shareholders in a proxy contest situation.
     The Company is not aware of any specific effort to accumulate the Company’s stock or to obtain control of the Company or its Board by means of a solicitation in opposition to management; therefore, this proposed amendment is not raised in response to such an effort. However, in the event such an effort arises, the adoption of this proposal will enhance the ability of management to resist the effort. Although the Board may review other possible anti-takeover programs, the Board has no present intention of proposing additional amendments to the Articles or the Bylaws that would affect the ability of a third party to change control of the Company.
RECOMMENDATION OF THE BOARD
     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION TO ESTABLISH A CLASSIFIED BOARD OF DIRECTORS.

PROPOSAL 6 — REDUCTION IN NUMBER OF SHARES REQUIRED FOR QUORUM
     In the event the shareholders do not approve the Agreement and Plan of Merger pursuant to which we will reincorporate from the State of Minnesota to the State of Nevada (Proposal 3), the Board of Directors of the Company proposes to amend the Company’s Minnesota Articles of Incorporation (“Articles”) to add an Article IX to reduce the number of shares to constitute a quorum to transact business from a majority to one-third of the Company’s outstanding shares. A copy of the proposed Articles, as amended, is attached hereto as Appendix E. In the event the shareholders approve Proposal 3, then Proposal 6 will not be implemented regardless of its approval by the shareholders.
     Under the Minnesota Business Corporation Act, a company’s Articles of Incorporation may provide for a quorum of less than a majority of the outstanding shares of the corporation entitled to vote. The Board has proposed this amendment to the Articles in response to the inability of the Company to obtain quorum in prior meetings. For example, a sufficient number of shares to constitute a quorum to conduct the regular business of the Company.
     If Proposal 6 is approved, the quorum requirement will reduce from a majority vote to a vote of one third of the outstanding shares of the Company entitled to vote. By reducing the quorum requirement, shareholders will have a lower threshold to meet.
     The Board believes that reducing the quorum requirement for approval of general corporate matters to one-third from a simple majority is in the best interests of the Company. Such a reduction in the quorum requirement will reduce the likelihood that a quorum will not be obtained at future shareholder meetings and thereby reduce the potential for delays of important corporate decisions and the added expense accompanying the re-solicitation of proxies. To the extent that shareholders do not exercise their right to vote, reducing the quorum requirement does have the effect of allowing significant corporate decisions to be approved by a smaller number of shareholders. The Board has voted unanimously to authorize the proposed amendment to the Articles and to recommend the proposed amendment to the shareholders for adoption.
PROPOSED TEXT OF THE AMENDMENT
     The text of the proposed amendment is as follows:
“A new Article IX is added as follows:
One-third of the outstanding shares of common and preferred stock of the Company will constitute a quorum for the transaction of business.”
ANTI-TAKEOVER IMPLICATIONS
     Although the Board of Directors does not consider the amendment an anti-takeover measure, the proposed amendment could be viewed as having the effects of such a measure because the adoption of the reduced voting requirement may increase the likelihood that the Board of Directors could obtain shareholder approval for anti-takeover amendments to the Articles of Incorporation. Such amendments, if proposed and adopted, could have the effect of enabling the Company to discourage or make more difficult an attempt by another person to remove incumbent management or to acquire control of the Company in a transaction which a majority of shareholders might deem in their best interests. However, the Company’s Board of Directors believes that such possibilities at this time are remote and that the advantages in making it easier and less costly in soliciting shareholder approval of actions which might be proposed by the Board of Directors outweighs any possible anti-takeover impact.
RECOMMENDATION OF THE BOARD
     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION REDUCING THE QUORUM REQUIREMENT FROM A MAJORITY TO ONE THIRD OF THE OUTSTANDING SHARES ENTITLED TO VOTE.

PROPOSAL 7 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
     The Board of Directors has appointed HJ & Associates, LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2007. HJ & Associates, LLC also served as our independent registered public accounting firm for the fiscal years ending December 31, 2006 and 2005. The Board of Directors is submitting the appointment of HJ & Associates, LLC as our independent registered public accounting firm for shareholder ratification at the annual meeting.
     A representative of HJ & Associates, LLC is expected to be present at the annual meeting. The HJ & Associates, LLC representative will have an opportunity to make a statement if he or she wishes to do so and will be available to respond to appropriate questions from shareholders.
     Our Bylaws do not require that the shareholders ratify the appointment of HJ & Associates, LLC as our independent registered public accounting firm. We are seeking ratification because we believe it is a good corporate governance practice. If the shareholders do not ratify the appointment, the Board will reconsider whether to retain HJ & Associates, LLC, but may retain HJ & Associates, LLC in any event. Even if the appointment is ratified, the Board, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its shareholders.
RECOMMENDATION OF THE BOARD
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF HJ & ASSOCIATES, LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2007 FISCAL YEAR.

DIRECTORS, EXECUTIVE OFFICERS,
PROMOTERS AND CONTROL PERSONS
Directors, Executive Officers and Significant Employees
     The following table sets forth the names and ages of our current directors, executive officers, significant employees, the principal offices and positions with us held by each person and the date such person became our director, executive officer or significant employee. Our executive officers are appointed by our Board of Directors. Our directors serve until the earlier occurrence of the appointment of his or her successor at the next meeting of shareholders, death, resignation or removal by the Board of Directors. There are no family relationships among our directors, executive officers, director nominees or significant employees.

Name	Age	Position
David A. Caldwell	46	Chief Executive Officer, Director
Robert P. Martin	56	President
Donald R. Prahl	60	Chief Operating Officer
Dennis P. Gauger	55	Chief Financial Officer
Ronald L. Parratt	58	Director
Jeffrey P. Tissier	49	Director
Corby G. Anderson	50	Director
Kent D. Aveson	54	Director
Biographies
     The biographies of Messrs. Caldwell, Parratt, Tissier, Anderson and Aveson can be found under Proposal 1 — Election of Directors.
     Robert P. Martin. Prior to becoming President effective January 1, 2006, Mr. Martin served as Executive Vice President and Corporate Secretary from January 1, 2006. Mr. Martin is a long-time shareholder who first joined Golden Phoenix as Director of Corporate Development during the early stages of its restructuring in 2005. He comes from the private sector where he was President of an engineering and transportation businesses and is co-owner and Vice President of a Hawaii-based service company under contract to the Hilton Corporation starting from 1992. Mr. Martin’s background includes company turn-arounds, communications, public relations and human resources. He holds a Bachelor of Science degree in Political Science from Washington University and completed post-graduate business studies at the University of Washington. Since 1985, Mr. Martin has donated time as President of Pacific Marine Research, a non-profit education organization based in Seattle, Washington.
     Donald R. Prahl. Prior to Mr. Prahl’s appointment as the Company’s Chief Operating Officer on January 31, 2007, Mr. Prahl served as the Company’s Vice President of Operations from August 17, 2006. Prior to Mr. Prahl’s appointment as the Company’s Vice President of Operations, from 2003 to 2005, Mr. Prahl was employed by Northshore Mining in Silver Bay, Minnesota as the Vice President and General Manager of the Cleveland Cliffs iron mine where he was in charge of approximately 500 employees and an estimated $185 million budget. Mr. Prahl acted as consultant from 2001 to 2003 on a merger project of the Cleveland Cliffs Tilden and Empire mining operations in Ishpeming, Michigan and San Manuel, Arizona. From 1996 to 2001, Mr. Prahl was Vice President and General Manager of Barrick Goldstrike Mine, Inc. in Elko, Nevada, where he managed approximately 1,600 employees under an estimated $350 million budget. Mr. Prahl was promoted to increasingly responsible positions within the mining divisions of the Cyprus–Amax Mining Company. From 1989 until 1994, he served as the Mine Manager at the Cyprus-Amax Sierrita mine. In 1994, he was promoted to Vice President and General

Manager of the Cyprus Sierrita Mine, where he directed all aspects of the property, including mining, milling, safety, security, environmental, community relations and molybdenum roasting and packaging operations. Subsequently, he was promoted to Vice President and General Manger for Cyprus Miami Mining Corporation located in Claypool, Arizona, where he oversaw all aspects of mining, processing, administration, smelting, refining and value-added operations relating to copper and molybdenum. Mr. Prahl earned his Minerals Engineering degree from the University of Wisconsin, and completed post-graduate training through Harvard University. He has received the Nevada Governor’s Award for Excellence in Mining Reclamation and the MSHA Sentinels of Safety Award. Mr. Prahl is an active member of the American Institute of Mining Engineers and served as a past Director and Chairman of the Board of the Nevada Mining Association.
     Dennis P. Gauger. On December 18, 2006, the Company engaged Mr. Gauger to serve as the Company’s Chief Financial Officer and Principal Accounting Officer on a part-time, contract basis. On December 18, 2006, the Company and Mr. Gauger entered into an Independent Contractor Agreement, the material terms of which have been outlined below. Mr. Gauger is a licensed Certified Public Accountant in Utah and Nevada. Mr. Gauger has served or currently serves other publicly held companies as a part-time, contract chief financial officer, including the following. Since January 2004, Mr. Gauger has served as a director, Chief Financial Officer, and Secretary for Groen Brothers Aviation, Inc., a publicly held aviation company (GNBA — OTCBB). Since April 2004, Mr. Gauger has served as a Chief Financial Officer for Cimetrix Incorporated, a publicly held software company (CMXX.OB - NASD OTC). Since May 2007, Mr. Gauger has saved as a Chief Financial Officer for BSD Medical Corporation, a publicly held medical systems company (BSM - AMEX). From November 2001 until March 2007, Mr. Gauger served as a Chief Financial Officer for Nevada Chemicals, Inc., a chemical supply company to the gold mining industry (NCEM - NNM). Additionally, over the past eight years, he has served several public and private companies in a variety of industries as a part-time, contract financial executive, corporate troubleshooter and consultant. Previously, from 1977 to 1998, Mr. Gauger worked for Deloitte & Touche LLP, an international accounting and consulting firm, including 9 years as an accounting and auditing partner, where he directed domestic and international firm interactions with senior executive management, audit committees, and boards of directors. Mr. Gauger holds a B.S. degree in Accounting from Brigham Young University. He is a member of the American Institute of Certified Public Accountants and the Utah Association of Certified Public Accountants.
Committees of the Board of Directors
     The Board has set up three committees as part of the compliance with new reporting regulations that were enacted during 2002 under the Sarbanes Oxley Act. The following is a list of committees that are presently active and staffed by independent directors of the Company.

Committee	Chairperson	Members
Audit Committee	Jeffrey P. Tissier	Ronald L. Parratt, Kent D. Aveson
Compensation Committee	Ronald L. Parratt	Jeffrey P. Tissier, Corby G. Anderson
Governance Committee	Corby G. Anderson	Ronald L. Parratt, Kent D. Aveson
Nominations to the Board of Directors
     Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the shareholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the growing industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.
     Our Compensation Committee reviewed and approved executive compensation policies and practices, reviewed, salaries and bonuses for our officers, administered our benefit plans, and considered other matters. Our Compensation Committee has not adopted a formal charter; however, the Compensation Committee will adopt a formal charter in the near future.

     We did not have a separate nominating committee during our past fiscal year, but will incorporate a nominating committee into our current Governance Committee for future fiscal years. The Board believes given the diverse skills and experience required to grow the Company that the input of all members is important for considering the qualifications of individuals to serve as directors. Our Governance Committee has not adopted a formal charter. However, our Governance Committee will adopt a formal charter in the near future as the Governance & Nominating Committee.
     In carrying out its responsibilities, the Governance & Nominating Committee will consider candidates suggested by shareholders. If a shareholder wishes to formally place a candidate’s name in nomination, however, he or she must do so in accordance with the provisions of our Bylaws. According to our Bylaws, nominations of persons for election to the Board may be made by any shareholder of the Company, entitled to vote for the election of directors at a meeting, who complies with the following notice procedures. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the secretary of the corporation. To be timely, a shareholder’s notice must be delivered or mailed to and received at the registered office of the corporation not less than 30 days prior to the date of the meeting; provided, in the event that less than 40 days’ notice of the date of the meeting is given or made to shareholders, to be timely, a shareholder’s notice must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed. Such shareholder’s notice shall set forth (a) as to each person whom such shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including each such person’s written consent to serve as a director if elected); and (b) as to the shareholder giving the notice (i) the name and address of such shareholder as it appears on the corporation’s books, and (ii) the class and number of shares of the corporation’s capital stock that are beneficially owned by such shareholder.
     Proposals for candidates to be evaluated by the Board must be sent to the President, 1675 East Prater Way, Suite 102, Sparks, Nevada 89434.
     In fiscal 2006, all Board actions were taken by unanimous written consent. There was no annual meeting of shareholders held in 2006. The Board requires all Directors to attend the annual shareholder meeting unless there is an emergency.
     Shareholders may send communications to the Board by mail to the President, Golden Phoenix Minerals, Inc., 1675 East Prater Way, Suite 102, Sparks, Nevada 89434.
Audit Committee
     The Audit Committee of the Board of Directors makes recommendations regarding the retention of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws. The Audit Committee reviews the services performed by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm’s independence. The Audit Committee has a Charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. The Audit Committee consists of three independent directors : Mr. Tissier (Audit Committee Chairman), Mr. Parratt, and Mr. Aveson.

     The Audit Committee Charter is attached hereto as Appendix E.
     In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.
     The Audit Committee discussed with the independent auditors, the auditors’ independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.
     After review and discussions, the Audit Committee recommended to the Board that the audited financial statement be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006.
Audit Committee Report
     The Audit Committee reviews the Company’s internal accounting procedures, consults with and reviews the services provided by the Company’s independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.
     The Committee discussed with the independent auditors, the auditors’ independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.
     After review and discussions, the Committee recommended to the Board that the audited financial statement be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006. The Committee also recommended to the Board that HJ & Associates, LLC be appointed as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.
Respectfully Submitted,
Audit Committee of
Golden Phoenix Minerals, Inc.
Jeffrey P. Tissier, Chair
Compensation Committee
     The Compensation Committee of the Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our officers, administers the Company’s stock option plans and other benefit plans, and considers other matters as may, from time to time, be referred to them by the Board of Directors. The members of the Compensation Committee are Mr. Parratt (Compensation Committee Chairman), Mr. Tissier and Dr. Anderson.

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS
     The following table summarizes all compensation earned by or paid to our former Chief Executive Officer, our current Chief Executive Officer, our President, our Chief Operating Officer, and our Chief Financial Officer (the “Named Executive Officers”) for services rendered in all capacities for the year ended December 31, 2006.
Summary Compensation Table

							Change in
							Pension Value
							and Non-
							Qualified
						Non-Equity	Deferred	All
Name and				Stock	Option	Incentive Plan	Compensation	Other
Principal Position	Year	Salary	Bonus	Awards	Awards	Compensation	on Earnings	Compensation	Total
					(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Kenneth S. Ripley (1)	2006	$586,372	$—	$—	$118,898	$—	$—	$—	$705,270
Chief Executive Officer

David A. Caldwell (2)	2006	$391,545	$—	$—	$95,119	$—	$—	$—	$486,664
Chief Executive Officer

Robert P. Martin (3)	2006	$307,611	$—	$—	$31,706	$—	$—	$—	$339,317
President

Donald R. Prahl (4)	2006	$78,462	$—	$—	$47,559	$—	$—	$—	$126,021
Chief Operating Officer

Dennis P. Gauger (5)	2006	$—	$—	$—	$15,853	$—	$—	$1,500	$17,353
Chief Financial Officer

(1)	Mr. Ripley resigned as Chief Executive Officer on January 31, 2007. Salary includes non-cash compensation related to stock-based transactions of $496,372, including payment of deferred compensation. The amounts represent the value recorded for financial reporting purposes using the market value of the common shares on the day the shares were issued, rather than the contractual amounts owed Mr. Ripley. The common shares issued to Mr. Ripley are restricted as to trading.

(2)	Mr. Caldwell’s salary includes non-cash compensation related to stock-based transactions of $319,045, including payment of deferred compensation. The amounts represent the value recorded for financial reporting purposes at the market value of the common shares on the day the shares were issued rather than the contractual amounts owed Mr. Caldwell. The common shares issued to Mr. Caldwell are restricted as to trading.

(3)	Mr. Martin’s salary includes non-cash compensation related to stock-based transactions of $266,961, including payment of deferred compensation. The amounts represent the value recorded for financial reporting purposes at the market value of the common shares on the day the shares were issued rather than the contractual amounts owed Mr. Martin. The common shares issued to Mr. Martin are restricted as to trading.

(4)	Mr. Prahl’s salary includes non-cash compensation related to stock-based transactions of $40,000 reported in Mr. Prahl’s 2006 Form W-2.

(5)	The other compensation paid to Mr. Gauger in 2006 consists of consulting fees paid prior to Mr. Gauger’s appointment as Chief Financial Officer in December 2006.

(6)	The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2006 in accordance with SFAS 123(R).
     The officers’ deferred compensation is payable to the following officers or former officers of the Company:

Steven Craig (former officer)	$171,125
David A. Caldwell	84,168
Robert P. Martin	64,050

$319,343

     The officers’ compensation has been deferred in accordance with the employment agreements of the respective officers due to working capital constraints, and not part of a formal compensation deferral program which would allow the officers to defer awards earned under other compensation plans.
     With the appointment of Mr. Gauger as our Chief Financial Officer in December 2006, Larry Kitchen resigned his position as our Principal Accounting Officer, but continues as an employee of the Company.
Employment Agreements
David A. Caldwell
     On February 22, 2006, the Company entered into an Employment Agreement with David A. Caldwell to render full-time employment to the Company as President and Chief Operating Officer effective as of February 15, 2006. Mr. Caldwell’s duties are to assist the Company’s executive management in the areas of corporate development and compliance, mergers and acquisitions, investment banking and fund raising, strategic relationships and public relations, in the United States and such other locations as deemed appropriate by the Board.
     On January 31, 2007, the Company entered into an Addendum to the Employment Agreement with Mr. Caldwell whereby Mr. Caldwell became the full time Chief Executive Officer of the Company and resigned from his position of President and Chief Operating Officer of the Company. Other than the change in title and position, the remaining terms of the February 22, 2006 Employment Agreement continue in full force and effect.
     Until such a time that the Company achieves an initial cash flow through sales of molybdenite concentrates at the Ashdown mine, the Company will accrue and defer the payment of Mr. Caldwell’s salary for the services to be rendered by him at the rate of One Hundred Forty Five Thousand and No/100 Dollars ($145,000) annually (prorated for any portion of a year), subject to increases, if any, as the Board may determine in its sole discretion after periodic review of the performance of his duties not less frequently than annually. Thereafter, fifty percent (50%) of Mr. Caldwell’s base salary will be deferred and accrued as an obligation of the Company until the Company has fully satisfied its financial obligations to William D. and Candida Schnack (the “Schnacks”) and the Ashdown Milling Company LLC (“Ashdown Milling”) finance programs relating to the Ashdown mine.
     Once the Company achieves initial cash flow through sales of molybdenite concentrates at the Ashdown mine and the Company has fully satisfied its financial obligations to the Schnacks and

Ashdown Milling finance programs relating to the Ashdown mine, Mr. Caldwell’s salary will be adjusted to One Hundred Sixty Five Thousand and No/100 Dollars ($165,000) annually (prorated for any portion of a year), subject to increases, if any, as the Board may determine in its sole discretion after periodic review his duties not less frequently than annually.
     On February 13, 2006, Mr. Caldwell was granted 600,000 options under the 2002 Stock Option Incentive Plan with an exercise price of $0.24 per share. One fourth of the options vest each ninety (90) day period from the date of the grant date resulting in one hundred percent (100%) vesting on February 13, 2007. The options have a term of five (5) years and are subject to other standard terms and conditions under the applicable stock option plan of the Company. Mr. Caldwell has also agreed to a non-competition clause while employed by the Company and a non-solicitation clause for a term of twenty four (24) months following termination of his employment.
Robert P. Martin
     On March 8, 2006, the Company entered into an Employment Agreement with Robert P. Martin to render employment to the Company as Executive Vice President and Corporate Secretary effective as of January 1, 2006. On January 31, 2007, the Company entered into an Addendum to the Employment Agreement with Mr. Martin whereby Mr. Caldwell became the full time President of the Company and resigned from his positions of Executive Vice President and Corporate Secretary of the Company. Other than the change in title and position, the remaining terms of the March 8, 2006 Employment Agreement continue in full force and effect.
     Until such a time that the Company achieves an initial cash flow through sales of molybdenite concentrates at the Ashdown mine, the Company will accrue and defer the payment of Mr. Martin’s salary for the services to be rendered by him at the rate of One Hundred Thirty Five Thousand and No/100 Dollars ($135,000) annually (prorated for any portion of a year), subject to increases, if any, as the Board may determine in its sole discretion after periodic review of the performance of his duties not less frequently than annually. Thereafter, fifty percent (50%) of Mr. Martin’s base salary will be deferred and accrued as an obligation of the Company until the Company has fully satisfied its financial obligations to the Schnacks and Ashdown Milling finance programs relating to the Ashdown mine.
     Once the Company achieves initial cash flow through sales of molybdenite concentrates at the Ashdown Mine and the Company has fully satisfied its financial obligations to the Schnacks and Ashdown Milling finance programs relating to the Ashdown mine, Mr. Martin’s salary will be adjusted to One Hundred Fifty Five Thousand and No/100 Dollars ($155,000) annually (prorated for any portion of a year), subject to increases, if any, as the Board may determine in its sole discretion after periodic review his duties not less frequently than annually.
     On February 13, 2006, Mr. Martin was granted 200,000 options under the 2002 Stock Option Incentive Plan with an exercise price of $0.24 per share. One fourth of the options vest each ninety (90) day period from the date of the grant date, resulting in one hundred percent (100%) vesting on February 13, 2007. The options have a term of five (5) years and are subject to other standard terms and conditions under the applicable stock option plan of the Company. Mr. Martin has also agreed to a non-competition clause while employed by the Company and a non-solicitation clause for a term of twenty four (24) months following termination of his employment.

Donald R. Prahl
     On August 14, 2006, the Company entered into an Employment Agreement with Donald R. Prahl to render full-time employment to the Company as the Vice President of Operations. On January 31, 2007, the Company entered into an Addendum to the Employment Agreement with Mr. Prahl whereby Mr. Prahl became the full time Chief Operating Officer of the Company and resigned from his position of Vice President of Operations of the Company. Other than the change in title and position, the remaining terms of the August 14, 2006 Employment Agreement continue in full force and effect.
     The Company will pay Mr. Prahl salary for the services to be rendered by him at the rate of $100,000 annually (prorated for any portion of a year) (“Annual Base Salary”), subject to increases, if any, as the Board may determine in its sole discretion after periodic review of Mr. Prahl’s performance of his duties hereunder not less frequently than annually. In the event that the Ashdown mine achieves three (3) shipments of 12 superstacks, each carrying in excess of 3900 pounds of MoS2, within a consecutive four (4) week period, the Company shall adjust the Annual Base Salary to the rate of $125,000 annually (prorated for any portion of a year). In the event that Executive achieves six (6) shipments of 12 superstacks, each carrying in excess of 3,900 pounds MoS2, within a consecutive four (4) week period, the Company shall adjust the Annual Base Salary to the rate of $150,000 annually (prorated for any portion of a year).
     The Company has granted to Mr. Prahl the right, privilege and option to receive an aggregate of 200,000 shares of the Company’s restricted common stock (the “Shares”). For each pay period, until an aggregate of 200,000 shares has been issued, the Company shall distribute to Mr. Prahl a number of shares equal to $4,000 as valued in US funds set at the closing share price as of the last trading price prior to each distribution. The Company has agreed that it will use its best efforts to register the Shares issued in connection with the Employment Agreement pursuant to a registration statement on Form S-8 under the Securities Act of 1933, as amended.
     On August 7, 2006, Mr. Prahl was granted 300,000 options with an exercise price of $0.325 per share. One third of the options shall vest immediately, the second one third of the options shall vest on August 7, 2007 and the final one third of the options shall vest on August 7, 2008 resulting in 100% vesting on August 7, 2008. The options have a term of five (5) years and are subject to other standard terms and conditions under the stock option agreement. Mr. Prahl has also agreed to a non-competition clause while employed by the Company and a non-solicitation clause for a term of twenty four (24) months following termination of his employment.
Dennis P. Gauger
     On December 18, 2006, the Company entered into an Independent Contractor Agreement with Dennis P. Gauger to render part-time services to the Company for an initial term of one (1) year. Mr. Gauger shall serve as the Company’s Chief Financial Officer and Principal Accounting Officer under the direction of the President, Chief Executive Officer, Board of Directors and the Audit Committee. The Agreement automatically renews for an additional one (1) year period at the end of each then existing term, unless one party gives to the other thirty (30) days prior written notice to terminate.
     Mr. Gauger shall be compensated $1,000 for services rendered in the month of December 2006, $4,000 for services rendered in the month of January 2007, $4,500 for services rendered in the month of February 2007 and $6,000 for services rendered in the month of March 2007 and each month thereafter.
     On December 18, 2006, Mr. Gauger was granted 100,000 options with an exercise price of $0.395 per share. One fourth of the options shall vest on each of March 18, 2007, June 18, 2007, September 18, 2007 and December 18, 2007, resulting in 100% vesting on the December 18, 2007. The options have a term of five (5) years and are subject to other standard terms and conditions under the stock option agreement.

Kenneth S. Ripley Employment Separation Agreement
     Pursuant to an Employment Separation Agreement with Kenneth S. Ripley, a former Chief Executive Officer of the Company, deferred compensation of $98,750 payable to Mr. Ripley at December 31, 2006 was reclassified to a severance obligation to Mr. Ripley. On January 31, 2007, the Company entered into an Employment Separation Agreement (the “Separation Agreement”) with Mr. Ripley whereby Mr. Ripley resigned as the Chief Executive Officer of the Company and all other positions he held with the Company and on behalf of the Company, effective as of January 31, 2007 (the “Effective Date”). The Separation Agreement terminates the Employment Agreement dated as of March 8, 2006 between the Company and Mr. Ripley whereby Mr. Ripley assumed the role of Chief Executive Officer of the Company effective March 13, 2006 (the “Employment Agreement”).
     Under the terms of the Separation Agreement: (i) subject to a “Cash Call Delay”, the Company agreed to pay Mr. Ripley his deferred salary of $115,000 (balance of $98,750 as of December 31, 2006) in twelve (12) equal monthly installments starting in March 2007 as severance pay; (ii) subject to a Cash Call Delay, the Company agreed to pay Mr. Ripley a performance bonus in the amount of $195,000 in twelve (12) equal monthly installments starting in March 2007 as bonus pay, with the unpaid portion of the bonus pay accruing simple interest at the rate of 18%; (iii) subject to a Cash Call Delay, the Company agreed to pay the outstanding balance of the Mr. Ripley’s note payable and related accrued interest totaling $157,979, consisting of $89,897 in principal and $68,082 in accrued interest, in twelve (12) equal monthly installments starting in March 2007 as promissory note payments; (iv) the Company agreed to immediately vest the unvested portion of the Mr. Ripley’s stock options to purchase an aggregate amount of 30,000 shares of common stock granted pursuant to the Company’s Year 2002 Supplemental Employee/Consultant Stock Compensation Plan as of January 31, 2007 (the “Termination Date”); (v) Mr. Ripley agreed to a non-solicitation clause for a term of eighteen (18) months following the Termination Date; and (vi) Mr. Ripley provided the Company with a general release of liability and claims. Under the Separation Agreement, a “Cash Call Delay” is defined as a cash call or any cash payment required of the Company in connection with the Ashdown Project LLC.
     In addition, pursuant to the Separation Agreement, the Company and Mr. Ripley further agreed that all payments to Mr. Ripley that are subject to a Cash Call Delay are to be suspended for such month and such monthly payments are to be deferred until the next month with the payment terms to be extended by such number of cash call delay months, provided however, such repayment term will not exceed April 30, 2008. The Company guaranteed that Mr. Ripley will receive at least one monthly installment of the payments due on or before April 1, 2007.
Stock Option Plans
     In April 1998, the Board approved the Golden Phoenix Minerals, Inc. Stock Option Incentive Plan (the “1997 Stock Option Incentive Plan”), under which employees and directors of the Company are eligible to receive grants of stock options. The Company has reserved a total of 1,000,000 shares of common stock under the 1997 Stock Option Incentive Plan. Subsequent to this, the Employee Stock Incentive Plan of 2002 amended the 1997 Stock Option Incentive Plan and allows for up to 4,000,000 options to be granted (the “2002 Stock Option Incentive Plan”). These options are qualified and registered with the SEC. In addition to these qualified plans, the Company created a class of non-registered, non-qualifying options in 2000 to compensate its three principle employees for deferred salaries. The Company’s executive management administers the plan. Subject to the provisions of the 2002 Stock Option Incentive Plan, the Board has full and final authority to select the individuals to whom options will be granted, to grant the options, and to determine the terms and conditions and the number of shares issued pursuant thereto.

     On October 23, 2006, the Board approved the 2006 Non-Employee Director Stock Option Plan providing for 2,000,000 shares of the Company’s common stock to be reserved for issuance of awards of non-qualified stock options to non-employee directors of the Company pursuant to the terms and conditions set forth in the plan.
Outstanding Equity Awards at Fiscal Year-End

	Option Awards
			Equity Incentive
			Plan Awards:
	Number of	Number of	Number of
	Securities	Securities	Securities
	Underlying	Underlying	Underlying
	Unexercised	Unexercised	Unexercised	Option	Option
	Options (#)	Options (#)	Unearned Options	Exercise	Expiration
Name	Exercisable	Unexercisable	(#)	Price ($)	Date
(a)	(b)	(c)	(d)	(e)	(f)
Kenneth S. Ripley	40,000	—	—	0.19	02/02/2010
Kenneth S. Ripley	300,000	—	—	0.24	02/13/2011
Kenneth S. Ripley	401,250	48,750	—	0.24	02/13/2011
David A. Caldwell	200,000	—	—	0.37	10/04/2008
David A. Caldwell	200,000	—	—	0.15	02/27/2010
David A. Caldwell	535,000	65,000	—	0.24	02/13/2011
Robert P. Martin	50,000	—	—	0.15	02/27/2010
Robert P. Martin	40,000	—	—	0.19	02/02/2010
Robert P. Martin	178,333	21,667	—	0.24	02/13/2011
Donald R. Prahl	140,556	159,444	—	0.325	08/07/2013
Dennis P. Gauger	3,611	96,389	—	0.395	12/18/2011
Columns (g) through (j) have been omitted since the Company has not granted any stock awards.
Compensation of Directors
     Starting January 1, 2007, the Company adopted a stipend system to compensate our directors, whereby each director receives $1000 per month. Further, reasonable expenses related to the performance of duties as a director are reimbursed upon submission of evidence of payment therefor. The following table sets forth compensation paid to our non-executive directors as of the fiscal year ended December 31, 2006.

	Fees			Non-Equity	Nonqualified
	Earned or	Stock	Option	Incentive Plan	Deferred	All Other
	Paid in	Awards	Awards	Compensation	Compensation	Compensation
Name	Cash ($)	($)(1)	($)(2)	($)	($)	($)	Total ($)
Ronald L. Parratt	4,750	3,013	—	—	—	—	7,763
Jeffrey P. Tissier	4,500	3,013	49,725	—	—	—	57,238
Corby G. Anderson	1,500	—	24,863	—	—	—	26,363
Kent D. Aveson	2,500	—	24,863	—	—	—	27,363

(1)	Fees paid in shares of the Company’s common stock are valued at the quoted market value of shares on the date issued.

(2)	Represents the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2006, in accordance with SFAS 123R.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Principal Shareholders
     The following table presents certain information regarding the beneficial ownership of all shares of common stock at May 18, 2007 for each executive officer and director of our Company and for each person known to us who owns beneficially more than five percent (5%) of the outstanding shares of our common stock. The percentage ownership shown in such table is based upon the 180,265,232 common shares issued and outstanding and ownership by these persons of options or warrants exercisable within 60 days of such date.

	Common	Exercisable
	Shares	Options and
	Owned	Warrants (1)	Total	Percentage
Kenneth S. Ripley (2) 1675 E. Prater Way, Suite 102 Sparks, NV 89434	2,720,945	300,000	3,020,945	1.61%

David A. Caldwell (3) 1675 E. Prater Way, Suite 102 Sparks, NV 89434	1,215,703	1,000,000	2,215,703	1.81%

Robert P. Martin (4) 1675 E. Prater Way, Suite 102 Sparks, NV 89434	2,929,929	590,000	3,519,929	1.87%

Donald R. Prahl (5) 1675 E. Prater Way, Suite 102 Sparks, NV 89434	179,260	279,452	458,712	*

Dennis P. Gauger (6) 1675 E. Prater Way, Suite 102 Sparks, NV 89434	—	65,205	65,205	*

Ronald L. Parratt (7) 1675 E. Prater Way, Suite 102 Sparks, NV 89434	49,194	300,000	349,194	*

Jeffrey P. Tissier (8) 1675 E. Prater Way, Suite 102 Sparks, NV 89434	120,055	200,000	320,055	*

Corby G. Anderson (9) 1675 E. Prater Way, Suite 102 Sparks, NV 89434	—	100,000	100,000	*

Kent D. Aveson (10) 1675 E. Prater Way, Suite 102 Sparks, NV 89434	—	100,000	100,000	*

All directors and officers as a group (6 persons)	7,215,086	2,934,658	10,149,744	5.40%

RBC Dexia Investor Services Trust (11) (Trust Account # 110455216) Royal Bank Plaza, 200 Bay Street South Tower, SL Level Toronto, Ontario Canada M5J 2J5	10,000,000	5,000,000	15,000,000	7.97%

*	Less than 1%

(1)	Represents stock options and stock warrants exercisable at May 18, 2007 or within sixty (60) days of May 18, 2007.

(2)	Mr. Ripley holds warrants for 300,000 common shares related to the Production Purchase Payment Agreement exercisable at $0.20 per share.

(3)	Mr. Caldwell holds options for 200,000 common shares exercisable at $0.37 per share, 200,000 common shares exercisable at $0.15 per share, and 600,000 common shares exercisable at $0.24.

(4)	Mr. Martin holds options for 50,000 common shares exercisable at $0.15 per share, 40,000 common shares exercisable at $0.19 per share, 200,000 options exercisable at $0.24 per share, and 300,000 warrants related to the Production Purchase Payment Agreement exercisable at $0.20 per share.

(5)	Mr. Prahl holds options for 300,000 common shares exercisable at $0.325 per share.

(6)	Mr. Gauger holds options for 100,000 common shares exercisable at $0.395 per share.

(7)	Mr. Parratt holds options for 200,000 common shares exercisable at $0.37 per share and 100,000 common shares exercisable at $0.15 per share.

(8)	Mr. Tissier holds options for 200,000 common shares exercisable at $0.36 per share.

(9)	Mr. Anderson holds options for 100,000 common shares exercisable at $0.36 per share.

(10)	Mr. Aveson holds options for 100,000 common shares exercisable at $0.36 per share.

(11)	RBC Dexia Investor Services Trust is the nominee registrant for Sprott Asset Management, Inc., the beneficial owner.

(12)	RBC Dexia Investor Services Trust holds warrants for 5,000,000 common shares exercisable at $0.40 per share.
Certain Relationships and Related Transactions and Director Independence
Related Party Transactions
     On September 26, 2005, the Company entered into a Production Payment Purchase Agreement with Ashdown Milling Co LLC. Under the terms of the agreement, Ashdown Milling agreed to purchase a production payment to be paid from the Company’s share of production from the Ashdown mine for a minimum of $800,000. In addition, Ashdown Milling is to receive one share of the Company’s common stock and one warrant to purchase one share of the Company’s common stock at $0.20 per share for each dollar paid to the Company. In addition, the Production Payment Purchase Agreement provides that, upon the request of the Company for additional funds, Ashdown Milling has the right, but not the obligation, to increase its investment in the production payment up to an additional $700,000 for a maximum purchase price of $1,500.000. The amount of the production payment to be paid to Ashdown Milling is equal to a 12% net smelter returns royalty on the minerals produced from the mine until an amount equal to 240% of the total purchase price has been paid. Robert P. Martin, President of the Company, and Kenneth S. Ripley, a former Chief Executive Officer of the Company, are members, managers, and lead investors in Ashdown Milling. The Company’s Board approved the transaction. Neither Mr. Martin nor Mr. Ripley is a director of the Company.
     This transaction has been accounted for as the sale of an interest in mineral properties with the related gain to be deferred until the Company begins making payments according the terms of the agreement. To date, there has been $1,500,000 advanced to the Company pursuant to this agreement and $800,000 was received in 2006.
     As of December 31, 2006, the Company had a note payable to Kenneth S. Ripley, a former Chief Executive Officer of the Company with a principal balance of $250,125 and related accrued interest payable of $65,703. The note bears interest at the rate of 18% per annum, plus a 5% origination fee. In January 2007, the principal balance of the note payable to Mr. Ripley was reduced by $160,228 in connection with the exercise by Mr. Ripley of employee stock options. Under the terms of an Employment Separation Agreement, the Company agreed to pay the then outstanding balance of the Mr. Ripley’s note payable and related accrued interest totaling $157,979, consisting of $89,897 in principal and $68,082 in accrued interest, in twelve (12) equal monthly installments starting in March 2007. The current portion of the severance obligation to Mr. Ripley of $82,291 is included in current liabilities and the long-term portion of the severance obligation of $16,458 is included in long-term liabilities in the Company’s consolidated balance sheet as of December 31, 2006.
     At a meeting of the Board on February 18, 2005, the directors unanimously approved a separation agreement for Michael Fitzsimonds, a former Chief Executive Officer of the Company. The terms of separation were that Mr. Fitzsimonds would be paid his full salary for one year including medical benefits followed by 180 hours of vacation. The Company then would pay him $394,000 in 59 equal monthly payments. He would be allowed to use a company vehicle for one year at which time he exercised his option to purchase it. Mr. Fitzsimonds loaned $100,000 to the company in 1998 on which the Company pays $1,350 a month for interest. The principal is to be repaid on or before February 18, 2008. There is no prepayment penalty. The current portion of the severance obligation to Mr. Fitzsimonds of $80,136 is included in current liabilities and the long-term portion of the severance obligation of $246,731 is included in long-term liabilities in the Company’s consolidated balance sheet as of December 31, 2006.
     The mill in operation at the Ashdown project was acquired from an employee and the manager of the Ashdown mine. At December 31, 2006 a note payable to this related party resulting from this transaction was $387,908, with accrued interest payable of $11,733.
     As of December 31, 2006, the Company had a deferred compensation obligation to Steven D. Craig, a former officer of the Company, with a balance of $171,125. The Company currently makes monthly payments of $5,000 on this obligation, which is included in current liabilities in the Company’s consolidated balance sheet as of December 31, 2006.
Director Independence
     It is the current policy of the Board that a majority of its members be independent of the Company’s management. A Director is considered independent if the Board affirmatively determines that the Director (or an immediate family member) does not have any direct or indirect material relationship with the Company or its affiliates or any member of senior management of the Company or his or her affiliates. The term “affiliate” means any corporation or other entity that controls, is controlled by, or under common control with the Company, evidenced by the power to elect a majority of the Board of Directors or comparable governing body of such entity. The term “immediate family member” means spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in law, brothers- and sisters-in-laws and anyone (other than domestic employees) sharing the Director’s home.
     In accordance with these guidelines, the Board has determined that Ronald L. Parratt, Jeffrey P. Tissier, Corby G. Anderson and Kent D. Aveson are independent directors.

Relationship with Independent Registered Public Accounting Firm
     We retained the firm of HJ & Associates, LLC as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2006. We have appointed HJ & Associates, LLC as our independent registered public accounting firm for our fiscal year 2007. We expect a representative of HJ & Associates, LLC to be present at the Annual Meeting of Shareholders, and the representative will have an opportunity to make a statement if he or she desires to do so. Such representative is expected to be available to respond to appropriate questions.
Audit Fees
     For the fiscal years ended 2006 and 2005, the aggregate fees billed for services rendered for the audits of the annual financial statements and the review of the financial statements included in the quarterly reports on Form 10-QSB and the services provided in connection with the statutory and regulatory filings or engagements for those fiscal years and registration statements filed with the SEC was $75,900 and $81,800, respectively.
Audit-Related Fees
     For the fiscal years ended December 31, 2006 and 2005, there were no fees billed for the audit or review of the financial statements that are not reported above under Audit Fees.
Tax Fees
     For the fiscal year ended December 31, 2006 fees billed for tax compliance services were $3,515. There were no fees billed for tax compliance services in 2005, and there was no tax-planning advice provided in 2006 or 2005.
All Other Fees
     For the fiscal years ended December 31, 2006 and 2005 there were no fees billed for services other than services described above.
Code of Ethics
     We have adopted a code of ethics, which is available at our website at www.golden-phoenix.com.
Shareholder Proposals
     Proposals by shareholders intended to be presented at the 2008 Annual Meeting of Shareholders must be received by us not later than May 8, 2008, for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.
     For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if we (a) receive notice of the proposal before the close of business on September 28, 2008 and advise shareholders in the next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) do not receive notice of the proposal prior to the close of business on September 28, 2008.
     Notices of intention to present proposals at the 2008 Annual Meeting should be addressed to the President, Golden Phoenix Minerals Inc., 1675 East Prater Way, Suite 102, Sparks, Nevada 89434. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
Additional Information
     The Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, including audited financial statements, has been mailed to shareholders concurrently with this proxy statement, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material. We are required to file annual reports on Form 10-KSB, quarterly reports on Form

10-QSB, current reports on Form 8-K and other information with the SEC. The public can obtain copies of these materials by visiting the SEC’s Public Reference 100 F Street, N.E., Washington, D.C. 20549, by calling the SEC at 1-800-SEC-0330, or by accessing the SEC’s website at www.sec.gov.
     Additional copies of our Annual Report on Form 10-KSB filed with the SEC for the fiscal year ended December 31, 2006 will be provided to shareholders without charge upon request. Shareholders should direct any such requests to Golden Phoenix Minerals, Inc., 1675 East Prater Way, Suite 102, Sparks, Nevada 89434, Attention: Dennis P. Gauger, Chief Financial Officer.
OTHER BUSINESS
     We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.
     ALL SHAREHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. SHAREHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors

/s/ David A. Caldwell
David A. Caldwell Chief Executive Officer and Director
July 10, 2007
Sparks, Nevada

Appendix A
GOLDEN PHOENIX MINERALS, INC.,
A Minnesota corporation
2007 EQUITY INCENTIVE PLAN
1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company’s future performance through awards of Incentive and Nonqualified Stock Options (“Options”), Stock (“Restricted Stock” or “Unrestricted Stock”) and Stock Appreciation Rights (“SARs”). This Plan is not intended to replace any current plan of, or awards issued by, the Company, nor will it limit the ability of the Company to create additional or new plans, or to issue additional or new awards. Capitalized terms not defined in the text are defined in Section 29.
2. ADOPTION AND SHAREHOLDER APPROVAL. This Plan will be approved by the Shareholders of the Company, consistent with applicable laws, after the date this Plan is approved by the Board. No Award will be granted after termination of this Plan but all Awards granted prior to termination will remain in effect in accordance with their terms. The effective date of this Plan will be the date of approval by the Board (the “Effective Date”) and shall be submitted for approval to the Shareholders within twelve (12) months of such adoption. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.
3. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board.
4. SHARES SUBJECT TO THIS PLAN.
     4.1. Number of Shares Available. Subject to Section 4.2, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be equal to nine percent (9%) of the total number of outstanding shares of common stock of the Company at the Effective Date with an increase at the beginning of each fiscal year if additional shares of common stock were issued in the preceding fiscal year so that the total number of Shares reserved and available for grant and issuance, not including the Shares that are subject to outstanding Awards, will be nine percent (9%) of the total number of outstanding Shares of common stock of the Company on that date (the “Maximum Number”). Notwithstanding the foregoing, not more than two million (2,000,000) shares of Stock shall be granted in the form of Incentive Stock Options.
     Shares issued under the Plan will be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.
     Outstanding shares of the Company shall, for the purposes of such calculation, include the number of shares of Stock into which other securities or instruments issued by the Company are currently convertible (e.g., convertible preferred stock, convertible debentures, or warrants for common stock), but not outstanding Options to acquire Stock.
          4.1.1. Future Awards. Subject to Section 4.2 and to the fullest extent permissible under Rule 16b-3 under the Exchange Act and Section 422 of the Code and any other applicable laws, rules and regulations, (i) if an Award is canceled, terminates, expires, is forfeited or lapses for any reason without having been exercised or settled, any shares of Stock subject to the Award will be added back into the Maximum Number and will again be available for the grant of an Award under the Plan and (ii) and the number of shares of Stock withheld to satisfy a Participant’s minimum tax withholding obligations will be added back into the Maximum Number and will be available for the grant of an Award under the Plan. Also, only the net numbers of Shares that are issued pursuant to the exercise of an Award will be counted against the Maximum Number.
     However, in the event that prior to the Award’s cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of “beneficial ownership” pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award will not again be made available for regrant under the Plan.
          4.1.2. Acquired Company Awards. Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities (“Acquired Entities”) (or the parent of an Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or stock, reorganization or liquidation (the “Acquisition Transaction”). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions will be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards will be deemed to be Participants.
          4.1.3. Reserve of Shares. At all times, the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan. The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; Shares purchased under the Plan and forfeited back to the Plan; Shares surrendered in payment of the exercise price of an option; or Shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an Option. The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:
               i. Grants. The grant of an Award will reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.
               ii. Outstanding. While an Award is outstanding, it will be counted against the authorized pool of Shares regardless of its vested status.
     4.2. Adjustments. Should any change be made to the Stock of the Company by reason of any stock split (including reverse stock split), stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, the Administrator will make the appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Award will always be a whole number and the Administrator will make such adjustments as are necessary to insure Awards of whole Shares.
     4.3. Limitations on Awards. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 4.2), the Maximum Number of Shares of Stock with respect to one or more Options and/or SARs that may be granted during any one fiscal year under the Plan to any one Participant will be five hundred thousand (500,000), except that the Company may make an additional one-time grant of such Award to a newly-hired individual for up to five hundred thousand (500,000) shares for a maximum annual grant of one million (1,000,000) (all of which may be granted as Incentive Stock Options, subject to the limitation set forth in Section 6.3.1). Determinations under the preceding sentence will be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder. The provisions of this Section will not apply in any circumstance with respect to which the Administrator determines that compliance with Section 162(m) of the Code is not necessary.
     4.4. No Repricing. Absent shareholder approval, neither the Administrator nor the Board will have any authority, with or without the consent of the affected holders of Awards, to “reprice” an Award in the event of a decline in the price of Shares after the date of their initial grant either by reducing the exercise price from the original exercise price or through cancellation of outstanding Awards in connection with regranting of Awards at a lower price to the same individual. This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the shareholders of the Company.
     4.5. No Reloading. No Option or SAR will provide for the automatic grant of replacement or reload Options or SARs upon the Participant exercising the Option or SAR and paying the Exercise Price by tendering Shares of Stock, net exercise or otherwise. This paragraph may not be amended, altered or repealed by the Administrator or the Board without approval of the shareholders of the Company.
5. ADMINISTRATION OF THIS PLAN.
     5.1. Authority. Authority to control and manage the operation and administration of this Plan will be vested in a committee consisting of two (2) or more independent members of the Board (the “Committee”). It is intended that the directors appointed to serve on the Committee will be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and “outside directors” (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief sought by the Company, Section 162(m) of the Code, respectively, are applicable. However, the mere fact that a Committee member will fail to qualify under either of the foregoing requirements will not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. Members of the Committee may be appointed from time to time by, and will serve at the pleasure of, the Board. As used herein, the term “Administrator” means the Committee.
     5.2. Interpretation. Subject to the express provisions of this Plan, the Administrator will have the exclusive power, authority and discretion to:
               (1) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan;
               (2) select Participants;
               (3) determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the Exercise Price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Administrator in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations. Determinations made by the Administrator under this Plan need not be uniform but may be made on a Participant-by-Participant basis;

               (4) determine the number of Shares or other consideration subject to Awards;
               (5) determine whether Awards will be subject to a condition, or grant a right, that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an incentive stock option under applicable regulations;
               (6) prescribe the form of each Award Agreement, which need not be identical for each Participant;
               (7) further define the terms used in this Plan;
               (8) correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;
               (9) provide for rights of refusal and/or repurchase rights;
          (10) amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein that does not disqualify an Incentive Stock Option under applicable regulations unless the Participant so consents;
          (11) prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and
          (12) make all other determinations necessary or advisable for the administration of this Plan.
     5.3. Decisions Binding. Any decision or action of the Administrator in connection with this Plan or Awards granted or shares of Stock purchased under this Plan will be final and binding. The Administrator will not be liable for any decision, action or omission respecting this Plan, or any Awards granted or shares of Stock sold under this Plan.
     5.4. Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee will be liable for any action or omission of any other member of the Committee nor for any act or omission on the member’s own part, excepting only the member’s own willful misconduct, gross negligence, or bad faith and without reasonable belief that it was in the best interests of the Company, arising out of or related to this Plan. The Company will pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Committee in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Committee arising with respect to this Plan or administration thereof or out of membership on the Committee or by the Company, or all or any combination of the preceding, provided, the Committee member was acting in good faith, within what such Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section will apply to the estate, executor, administrator, heirs, legatees or devisees of a Committee member, and the term “person” as used on this section will include the estate, executor, administrator, heirs, legatees, or devisees of such person.

6. GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.
     6.1. Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator will determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. Each Option granted under this Plan will be evidenced by an Award Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option. The Shares underlying a grant of an Option may be in the form of Restricted Stock or Unrestricted Stock.
     Further, subject to the express provisions of this Plan, the Administrator will specify the grant date (the “Grant Date”), the number of Shares covered by the Option, the Exercise Price and the terms and conditions for exercise of the Options. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Award Agreement in the form approved by the Administrator.
     The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.
     6.2. General Terms and Conditions. Except as otherwise provided herein, the Options will be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:
          6.2.1. Exercise of Option. The Administrator may determine in its discretion whether any Option will be subject to vesting and the terms and conditions of any such vesting. The Award Agreement will contain any such vesting schedule.
          6.2.2. Option Term. Each Option and all rights or obligations thereunder will expire on such date as will be determined by the Administrator, but not later than ten (10) years after the Grant Date (five (5) years in the case of an Incentive Stock Option when the Optionee owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (“Ten Percent Shareholder”)), and will be subject to earlier termination as hereinafter provided.
          6.2.3. Exercise Price. The Exercise Price of any Option will be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date, and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the Grant Date. Payment for the Shares purchased will be made in accordance with Section 10 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-Qualified Stock Options, at an option price in excess of the Fair Market Value on the Grant Date.
          6.2.4. Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

          6.2.5. Transferability of Options. Except as otherwise provided below for Non-Qualified Stock Options, no Option will be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant only the Participant, his guardian or legal representative may exercise an Option, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan and Nonqualified Options may be transferred to a Participant’s former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.
          At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee’s household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion will be the same as those in effect for the Option immediately prior to such assignment and will be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to the Company of a written stock option assignment request in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws.
          6.2.6. Beneficiaries. Notwithstanding Section 6.2.5, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Option upon the Participant’s death. If no beneficiary has been designated or survives the Participant, payment will be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time, provided the change or revocation is filed with the Administrator.
          6.2.7. Exercise After Certain Events.
               i. Termination of Employment — Employee/Officer
                    (1) Incentive Stock Options.
                         (a) Termination of All Services. If for any reason other than retirement (as defined below), permanent and total Disability (as defined below) or death, a Participant Terminates employment with the Company (including employment as an Officer of the Company), vested Incentive Stock Options held at the date of such termination may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent (10%) Shareholder)).

                         (b) Continuation of Services as Consultant/Advisor. If a Participant granted an Incentive Stock Option terminates employment but continues as a consultant, advisor or in a similar capacity to the Company, Participant need not exercise the Incentive Stock Option within three (3) months of Termination of employment but will be entitled to exercise within three (3) months of Termination of services to the Company (one (1) year in the event of permanent and total Disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date). However, if Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option.
                    (2) Non-Qualified Stock Options.
                         (a) Termination of All Services. If for any reason other than Retirement (as defined below), permanent and total Disability (as defined below) or death, a Participant terminates employment with the Company (including employment as an Officer of the Company), vested Options held at the date of such Termination may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).
                         (b) Continuation of Services as Consultant/Advisor. If a Participant Terminates employment but continues as a consultant, advisor or in a similar capacity to the Company Participant need not exercise the Option within three (3) months of Termination but will be entitled to exercise within three (3) months of Termination of services to the Company (one (1) year in the event of permanent and total Disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).
               ii. Retirement. If a Participant ceases to be an employee of the Company (including as an officer of the Company) as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of employment but will be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if a Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified. The term “Retirement” as used herein means such Termination of employment as will entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of the Company excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).
               iii. Permanent Disability and Death. If a Participant becomes permanently and totally Disabled while employed by the Company (including as an officer of the Company), or dies while employed by the Company (including as an Officer of the Company) or death occurs three (3) months thereafter, vested Options then held may be exercised by the Participant, the Participant’s personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the Termination of employment because of the Disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date).
     6.3. Limitations on Grant of Incentive Stock Options.
          6.3.1. Threshold. The aggregate Fair Market Value (determined as of the Grant Date) of the Shares for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable by such Participant under any other plan of the Company or any Subsidiary, will not exceed $100,000. For purposes of this Section, all Options in excess of the $100,000 threshold will be treated as Non-Qualified Stock Options notwithstanding the designation as Incentive Stock Options. For this purpose, Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the date the Option with respect to such Shares is granted.
          6.3.2. Compliance with Section 422 of the Code. There will be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.
          6.3.3. Requirement of Employment. No Incentive Stock Option may be granted to any person who is not an Employee of the Company or a Subsidiary of the Company.
7. RESTRICTED STOCK AWARDS.
     7.1. Grant of Restricted Stock Awards. Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock to any Eligible Person in such amounts and subject to such terms and conditions as may be selected by the Administrator (a “Restricted Stock Award”). All Restricted Stock Awards will be evidenced by an Award Agreement.
     7.2. Issue Date and Vesting Date. At the time of the grant of shares of Restricted Stock, the Administrator will establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such Shares. The Administrator may divide such shares of Restricted Stock into classes and assign a different Issue Date and/or Vesting Date for each class. If the Participant is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock will be issued in accordance with the provisions of Section 7.6. Provided that all conditions to the vesting of a share of Restricted Stock imposed hereto are satisfied, such share will vest and the restrictions will cease to apply to such share.
     7.3. Conditions to Vesting. Restricted Stock will be subject to such restrictions on or conditions to vesting as the Administrator may impose (including, without limitation, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieves such performance goals as the Administrator may specify as provided for in this Plan, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, time-based, or upon the satisfaction of performance goals as provided for in this Plan, as the Administrator determines at the time of the grant of the Award or thereafter.
     7.4. Voting and Dividends. Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of Restricted Stock will have the right to vote such Restricted Stock and the right to receive any dividends declared or paid with respect to such Restricted Stock. The Administrator may require that any dividends paid on shares of Restricted Stock will be held in escrow until all restrictions on such shares have lapsed and/or the Administrator may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Participant with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction will be subject to the restrictions applicable to the original Award.

     7.5. Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon failure to affirmatively accept the grant of a Restricted Stock Award by execution of a Restricted Stock Award Agreement, termination of employment during the applicable restriction period, failure to satisfy the restriction period or failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions will immediately be forfeited and returned to the Company; provided, however, that the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock. The Company also will have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.
     7.6. Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Administrator will determine. The Administrator may provide in an Award Agreement that either (i) the Secretary of the Company will hold such certificates for the Participant’s benefit pursuant to the provisions of this Plan until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse) or (ii) such certificates will be delivered to the Participant, provided, however, that such certificates will bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under this Plan and the Award Agreement.
     7.7. Restrictions on Transfer Prior to Vesting. Unless otherwise provided, prior to the vesting of Restricted Stock, Restricted Stock Awards, granted under this Plan, and any rights and interests therein, including the Restricted Stock itself, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto. Unless otherwise provided in this Plan, during the lifetime of the Participant, a Restricted Stock Award and any rights and interests therein, will be exercisable only by the Participant, and any election with respect thereto may be made only by the Participant. Any attempt to transfer a Restricted Stock Award or any rights and interests therein including the Restricted Stock itself, will be void and unless the Administrator determines in its sole and absolute discretion that the attempt was inadvertent or unintentional, such Award, including the Restricted Stock itself and any rights and interests therein, will be forfeited by the Participant.
     7.8. Consequences of Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms of the Plan and the applicable Award Agreement, the restrictions as provided by the Administrator will cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests, the Company will cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend referenced with respect to such restriction. Notwithstanding the foregoing, such share still may be subject to restrictions on transfer as a result of applicable securities laws or otherwise pursuant to this Plan.
8. UNRESTRICTED STOCK AWARDS. The Administrator may, in its sole discretion, award Unrestricted Stock to any Participant as a Stock Bonus or otherwise pursuant to which such Participant may receive shares of Stock free of restrictions or limitations that would otherwise be applied under Section 7 of this Plan.

9. STOCK APPRECIATION RIGHTS.
     9.1. Awards of SARs. A SAR is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with this Plan. A SAR will be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A SAR may vary from Participant to Participant and between groups of Participants, and may be based upon performance objectives as provided for in this Plan.
     9.2. Exercise Price. The exercise price per share of an SAR will be determined by the Administrator at the time of grant, but will in no event be less than the Fair Market Value of a share of Company Stock on the date of grant.
     9.3. Term. The term of a SAR will be set forth in the Award Agreement as determined by the Administrator.
     9.4. Exercise. A Participant desiring to exercise a SAR will give written notice of such exercise to the Company no less than one nor more than ten business days in advance of the effective date of the proposed exercise. Such notice will specify the number of Shares with respect to which the SAR is being exercised, and the proposed effective date of the proposed exercise, which notice will state the proportion of Shares and cash that the Participant desires to receive pursuant to the SAR exercised, subject to the discretion of the Administrator, and will be signed by the Participant. Upon receipt of the notice from the Participant, subject to the Administrator’s election to pay cash as provided below, the Company will deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 9.5. The later of the date the Company receives written notice of such exercise or the proposed effective date set forth in the written notice hereunder is referred to in this Section as the “exercise date.”
     9.5. Number of Shares or Amount of Cash. Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares for cash, the amount of Shares that may be issued pursuant to the exercise of a SAR will be determined by dividing: (i) the total number of Shares as to which the SAR is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value of a Share on the date of grant of the SAR, by (ii) the Fair Market Value of a Share on the exercise date; provided, however, that fractional Shares will not be issued and in lieu thereof, a cash adjustment will be paid. In lieu of issuing Shares upon the exercise of a SAR, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the SAR.
     9.6. Effect of Exercise. A partial exercise of an SAR will not affect the right to exercise the remaining SAR from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the SAR.
     9.7. Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon failure to affirmatively accept the grant of a SAR by execution of an Award Agreement, or an event of forfeiture pursuant to the Award Agreement including failure to satisfy any restriction period or a performance objective, any SAR that has not vested prior to the date of termination will automatically expire, and all of the rights, title and interest of the Participant thereunder will be forfeited in their entirety; provided, however that the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to the SAR will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the SAR.

     9.8. Effect of Termination of Employment. Notwithstanding the foregoing, the provisions set forth in Section 6.2.7 with respect to the exercise of Options following termination of employment will apply as well to such exercise of SARs.
     9.9. Transferability. During the lifetime of a Participant each SAR granted to a Participant will be exercisable only by the Participant and no SAR will be assignable or transferable otherwise than by will or by the laws of descent and distribution. In no event may a SAR be transferred for consideration. Notwithstanding the foregoing, to the extent permissible, SARs may be transferred to a Participant’s former spouse pursuant to a property settlement made part of an agreement or court order incident to the divorce.
10. PAYMENT FOR SHARE PURCHASES.
     10.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the sole discretion of the Administrator and where permitted by law as follows:
          10.1.1. Cancellation of Indebtedness. By cancellation of indebtedness of the Company to the Participant.
          10.1.2. Surrender of Shares. By surrender of shares of Stock of the Company that have been owned by the Participant for more than six (6) months or lesser period if the surrender of Shares is otherwise exempt from Section 16 of the Exchange Act and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares.
          10.1.3. Deemed Net-Stock Exercise. By forfeiture of Shares equal to the value of the exercise price pursuant to a “deemed net-stock exercise” by requiring the Participant to accept that number of Shares determined in accordance with the following formula, rounded down to the nearest whole integer:

where:

a =	net Shares to be issued to Participant

b =	number of Awards being exercised

c =	Fair Market Value of a Share

d =	Exercise price of the Awards
          10.1.4. Broker-Assisted. By delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.
     10.1.5 Combination of Methods. By any combination of the foregoing methods of payment or any other consideration or method of payment as will be permitted by applicable corporate law.

11. WITHHOLDING TAXES.
     11.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to a “deemed net-stock exercise,” the Company may require the Participant to remit to the Company by cash, or check payable to the Company an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award, the Company will have the authority and right to deduct or withhold an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements, with respect to such transactions. Any such payment must be made, or any such withholding may be made, promptly when the amount of such obligation becomes determinable.
     11.2. Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company’s minimum statutory withholding rate for federal and state tax purposes, including payroll taxes. The Administrator may exercise its discretion, by (i) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Award, or (ii) delivering to the Company Shares of Stock owned by the Participant for more than six (6) months, unless the delivery of the Shares is otherwise exempt from Section 16 of the Exchange Act. A Participant who has made an election pursuant to this Section 11.2 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The shares of Stock so applied or delivered for the withholding obligation will be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.
12. PROVISIONS APPLICABLE TO AWARDS.
     12.1. Acceleration. The Administrator may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Award granted under the Plan becomes exercisable, (ii) waive or amend the operation of Plan provisions respecting exercise after termination of service or otherwise adjust any of the terms of such Award and (iii) accelerate the Vesting Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or otherwise adjust any of the terms applicable to such share.
     12.2. Compliance with Section 162(m) of the Code. Notwithstanding any provision of this Plan to the contrary, if the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all Awards granted under this Plan to Named Executive Officers will comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate.
     12.3. Performance Goals. In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Administrator may determine that any Award granted pursuant to this Plan to a Participant that is or is expected to become a Covered Employee will be determined solely on the basis of (a) the achievement by the Company or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company’s stock price, (c) the Company’s total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above, and will be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan will be deemed amended to the extent deemed necessary by the Administrator to conform to such requirements. If an Award is made on such basis, the Administrator will establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations thereunder but not later than ninety (90) days after commencement of the period of services to which the performance goal relates), and the Administrator has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals will be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied.
     In addition, to the extent that Section 409A is applicable, (i) performance-based compensation will also be contingent on the satisfaction of preestablished organizational or individual performance criteria relating to a performance period of at least twelve (12) consecutive months in which the Eligible Participant performs services and (ii) performance goals will be established not later than ninety (90) days after the beginning of any performance period to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.
     12.4. Compliance with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if any provision of this Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan or any Award Agreement will be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award under this Plan, the Administrator may make any adjustments it deems appropriate.
     12.5. Section 280G of the Code. Notwithstanding any other provision of this Plan to the contrary, unless expressly provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a “parachute payment” (as defined in Section 280G of the Code), all such payments will be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Section 4999 of the Code.
     12.6. Cancellation of Awards. In the event a Participant’s Continuous Services has been terminated for “Cause”, he or she will immediately forfeit all rights to any and all Awards outstanding. The determination by the Board that termination was for Cause will be final and conclusive. In making its determination, the Board will give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant’s behalf. Should any provision to this Section be held to be invalid or illegal, such illegality will not invalidate the whole of this Section, but rather this Plan will be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties will be construed and enforced accordingly.

13. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Company will issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.
14. RESTRICTION ON SHARES. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Participant not dispose of the Shares for a specified period of time, or that the Shares are subject to a right of first refusal or a right to repurchase at the Shares Fair Market Value at the time of sale. The terms and conditions of any such rights or other restrictions will be set forth in the Award Agreement evidencing the Award.
15. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.
16. ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve.
17. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.
     17.1. Compliance With Applicable Laws. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Award, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such Shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Award will bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

     17.2. Rule 16b-3 Exemption. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Awards granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it will be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and will not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board or the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.
18. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Participant’s employment or other relationship at any time, with or without cause.
19. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of outstanding Awards will not affect the Company’s right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation’s capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company’s or any other corporation’s assets or business or any other corporate act whether similar to the events described above or otherwise.
20. DISSOLUTION, LIQUIDATION, MERGER.
     20.1. Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board), the Administrator, in its absolute discretion, may cancel each outstanding Award upon payment in cash or stock, or combination thereof, as determined by the Board, to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Award if the Award had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the Exercise Price of the Award or negotiate to have such option assumed by the surviving corporation and in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised, provided however, that the Change of Control in Section 21 will control with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization that results in a change of control as so defined. The exercise or vesting of any Award that was permissible solely by reason of this Section and the applicable Award Agreement will be conditioned upon the consummation of the applicable event. Upon consummation of such dissolution, liquidation, merger, consolidation, combination, reorganization or sale of substantially all of the assets, any outstanding but unexercised options and SARs not otherwise canceled, assumed or substituted as provided for above, will terminate.
     20.2. Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation (“Survivor Event”), the Board as it was comprised before the Survivor Event will determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Board will determine, in its sole and absolute discretion, when the Company will be deemed to survive for purposes of this Plan.

21. CHANGE OF CONTROL. The Administrator will have the authority, in its absolute discretion exercisable either in advance of any actual or anticipated “change of control” in the Company, to fully vest all outstanding Awards. A “change of control” will mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 50% or more of the Company’s issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a “group” within the meaning of Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 50% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company’s assets are sold or transferred.
22. DEFERRAL OF AWARDS. The Administrator may permit or require the deferral of payment or settlement of any Stock Award subject to such rules and procedures as it may establish. Payment or settlement of Options or SARs may not be deferred unless such deferral would not cause the provisions of Section 409A of the Code to be violated.
23. NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE. If any Participant will, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant will notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).
24. TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason; provided, however, that shareholder approval will be required for the following types of amendments to this Plan: (i) any increase in the Maximum Number of Shares or the maximum number of Shares available as incentive stock options issuable under the Plan except for a proportional increase in the Maximum Number or maximum number of Shares available as incentive stock options as a result of stock split or stock dividend or (ii) a change in the class of Employees entitled to be granted Incentive Stock Options. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Shareholders even if such approval is not expressly required by this Plan or by law. No Awards will be made after the termination of the Plan. At any time and from time to time, the Administrator may amend or modify any outstanding Award or Award Agreement without approval of the Participant; provided, however, that no amendment or modification of any Award will adversely affect any outstanding Award without the written consent of the Participant; provided further, however, that the original term of any Award may not be extended unless it would not cause the provisions of Section 409A to be violated. No termination, amendment, or modification of the Plan will adversely affect any Award previously granted under the Plan, without the written consent of the Participant. Notwithstanding any provision herein to the contrary, the Administrator will have broad authority to amend this Plan or any outstanding Award under this Plan without approval of the Participant to the extent necessary or desirable (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations, or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.
25. TRANSFERS UPON DEATH; NONASSIGNABILITY. Upon the death of a Participant outstanding Awards granted to such Participant including Options, Stock and SARs may be transferred and exercised only by the executor or administrator of the Participant’s estate or by a person who will have acquired the right to such exercise by will or by the laws of descent and distribution in accordance with and as provided for in this Plan. No transfer of an Award by will or the laws of descent and distribution will be effective to bind the Company unless the Company will have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Administrator may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award. Except as otherwise provided, no Award or interest in it may be transferred, assigned, pledged or hypothecated by the Participant, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.
26. FAILURE TO COMPLY. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Administrator, will be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.
27. GOVERNING LAW. Except to the extent preempted by any applicable federal law, this Plan and the rights of all persons under this Plan will be construed in accordance with and under applicable provisions of the laws of the State of Nevada, without reference to the principles of conflicts of laws thereunder.
28. MISCELLANEOUS. Except as specifically provided in a retirement or other benefit plan of the company or a related entity, Awards will not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a related entity, and will not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. This Plan is not a “retirement plan” or “welfare plan” under the Employee Retirement Income Security Act of 1974, as amended.
29. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:
“Administrator” means the Committee appointed by the Board to administer this Plan or if there is no such Committee, the Board itself.
“Award” means, individually and collectively, any award under this Plan, including any Option, Restricted Stock Award, Unrestricted Stock Award or SAR.
“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.
“Board” means the Board of Directors of the Company.
“Cause” will mean, termination of employment of a Participant for cause under the Company’s generally applicable policies and procedures or, in the case of a non-employee director of the Company, for circumstances which would constitute cause if such policies and procedures were applicable.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means the Committee appointed by the Board to administer this Plan.
“Company” means Golden Phoenix Minerals, Inc., a Nevada corporation, or any successor corporation, and its Subsidiary as the context so warrants.

“Continuous Service” means that the provision of services to the Company or a Subsidiary in any capacity of employee, director or consultant that is not interrupted or terminated. Continuous Service will not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Subsidiary, or any successor, in any capacity of employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of employee, director or consultant (except as otherwise provided in the Award Agreement). An approved leave of absence will include sick leave, maternity or paternity leave, military leave, or any other authorized personal leave as determined by the Administrator. For purposes of incentive stock options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.
“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code, provided that no employee will be a Covered Employee until the deduction limitations of Section 162(m) of the Code are applicable to the Company and any reliance period under Treasury Regulation Section 1.162-27(f) has expired.
“Disability” or “Disabled” means a disability covered under a long-term disability plan of the Company applicable to a Participant. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, (i) with respect to an Incentive Stock Option, “Disability” or “Disabled” will mean permanent and total disability as defined in Section 22(e)(3) of the Code and (ii) to the extent an Option is subject to Section 409A of the Code, and payment or settlement of the Option is to be accelerated solely as a result of the Eligible Participant’s Disability, Disability will have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder.
“Effective Date” has the meaning set forth in Section 2.
“Eligible Person” means any director, officer or employee of the Company or other person who, in the opinion of the Committee, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.
“Employee” means any and all employees of the Company or a Subsidiary.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.
“Exercise Agreement” has the meaning set forth in Section 6.2.4.
“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.
“Fair Market Value” means the fair market value of the Stock at the date of grant as determined in good faith by the Administrator. By way of illustration, but not limitation, for this purpose, good faith will be met if the Administrator employs the following methods:
     (i) Listed Stock. If the Stock is traded on any established stock exchange or quoted on a national market system, fair market value will be the closing sales price for the Stock as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”). If no sales are reported as having occurred on the Value Date, fair market value will be that closing sales price for the last preceding trading day on which sales of Stock is reported as having occurred. If no sales are reported as having occurred during the five (5) trading days before the Value Date, fair market value will be the closing bid for Stock on the Value Date. If Stock is listed on multiple exchanges or systems, fair market value will be based on sales or bids on the primary exchange or system on which Stock is traded or quoted.

     (ii) Stock Quoted by Securities Dealer. If Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, fair market value will be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, fair market value will be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.
     (iii) No Established Market. If Stock is not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator will determine fair market value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining fair market value: (X) the price at which other securities of the Company have been issued to purchasers other than employees, directors, or consultants, (Y) the Company’s net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any, and (Z) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.
     (iv) Additional Valuation. Methods for Publicly Traded Companies. Any valuation method permitted under Section 20.2031-2 of the Estate Tax Regulations.
     (v) Non-Publicly Traded Stock. For non-publicly traded stock, the fair market value of the Stock at the Grant Date based on an average of the fair market values as of such date set forth in the opinions of completely independent and well-qualified experts (the Participant’s status as a majority or minority shareholder may be taken into consideration).
     Regardless of whether the Stock offered under the Award is publicly traded, a good faith attempt for this purpose will not be met unless the fair market value of the Stock on the Grant Date is determined with regard to nonlapse restrictions (as defined in Section 1.83-3(h) of the Treasury Regulations) and without regard to lapse restrictions (as defined in Section 1.83-3(i) of the Treasury Regulations).
“Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.
“Issue Date” will mean the date established by the Administrator on which Certificates representing shares of Restricted Stock will be issued by the Company pursuant to the terms of this Plan.
“Named Executive Officer” means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of “covered employees,” as defined in the regulations promulgated under Section 162(m) of the Code, or any successor statute.
“Non-Qualified Stock Option” means an Option which is not an Incentive Stock Option.
“Officer” means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.
“Option” means an award of an option to purchase Shares pursuant to Section 6.
“Optionee” means the holder of an Option.

“Participant” means a person who receives an Award under this Plan.
“Plan” means this Golden Phoenix Minerals, Inc. 2007 Equity Incentive Plan, as amended from time to time.
“Restricted Stock Award” means an award of Shares pursuant to Section 7.
“Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.
“SAR” means a stock appreciation right entitling the Participant Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of shares of Stock of the Company as provided for in Section 9.
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Shares” means shares of the Company’s Stock reserved for issuance under this Plan, as adjusted pursuant to this Plan, and any successor security.
“Stock” means the Common Stock, $.001 par value, of the Company, and any successor entity.
“Stock Award” means an Award of Restricted Stock or Unrestricted Stock.
“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“Ten Percent Shareholder” has the meaning set forth in Section 6.2.2.
“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not exceeding three (3) months, or if longer, so long as reemployment with the Company granting the option or the corporation assuming or substituting an option under Section 1.424-1(a) upon the expiration of such leave is guaranteed by contract or statute.
“Unrestricted Stock Award” means an award of Shares pursuant to Section 8.
“Vesting Date” will mean the date established by the Administrator on which a Share of Restricted Stock may vest.

Appendix B
AGREEMENT AND PLAN OF MERGER
     THIS AGREEMENT AND PLAN OF MERGER (the “Merger Agreement”) is entered into as of [                    ], 2007 by and between Golden Phoenix Minerals, Inc., a Minnesota corporation (“Golden Phoenix Minerals Minnesota”), and Golden Phoenix Minerals, Inc., a Nevada corporation (“Golden Phoenix Minerals Nevada”).
RECITALS
     WHEREAS, Golden Phoenix Minerals Nevada is a corporation duly organized and existing under the laws of the State of Nevada, its Certificate of Incorporation having been filed with the Nevada Secretary of State on [                    ], 2007;
     WHEREAS, Golden Phoenix Minerals Minnesota is a corporation duly organized and existing under the laws of the State of Minnesota, Articles of Incorporation having been filed with the Minnesota Secretary of State on June 2, 1997;
     WHEREAS, as of the date of this Merger Agreement Golden Phoenix Minerals Nevada has authority to issue four hundred million (400,000,000) shares of Common Stock, $0.001 par value, of which one (1) share is issued and outstanding and owned by Golden Phoenix Minerals Minnesota, and fifty million (50,000,000) shares of Preferred Stock, $0.001 par value, of which no shares are issued and outstanding;
     WHEREAS, as of the date of this Merger Agreement Golden Phoenix Minerals Minnesota has authority to issue two hundred million (200,000,000) shares of Common Stock, $.001 par value, of which [                    ] shares are issued and outstanding;
     WHEREAS, the respective Board of Directors of Golden Phoenix Minerals Nevada and Golden Phoenix Minerals Minnesota have determined that, for the purpose of effecting a reincorporation of Golden Phoenix Minerals Minnesota into Nevada, it is advisable and in the best interests of the two corporations and their shareholders that Golden Phoenix Minerals Minnesota merge with and into Golden Phoenix Minerals Nevada upon the terms and conditions hereinafter set forth;
     WHEREAS, the respective Board of Directors of Golden Phoenix Minerals Nevada and Golden Phoenix Minerals Minnesota, the shareholders of Golden Phoenix Minerals Minnesota and the sole stockholder of Golden Phoenix Minerals Nevada have adopted and approved this Merger Agreement;
AGREEMENT
     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Golden Phoenix Minerals Nevada and Golden Phoenix Minerals Minnesota hereby agree to merge as follows:
     1. Merger. Subject to the terms and conditions hereinafter set forth, on the Effective Date (as defined below), Golden Phoenix Minerals Minnesota shall be merged with and into Golden Phoenix Minerals Nevada, with Golden Phoenix Minerals Nevada surviving as a single corporation under the laws of Nevada with the name “Golden Phoenix Minerals, Inc.” (“Merger”).
     2. Effective Date. The Merger shall become effective on such date as this Merger Agreement is filed with the Nevada Secretary of State in accordance with the applicable provisions of the Nevada Revised Statutes (the “Effective Date”).

     3. Surviving Documents. Upon the Effective Date of the Merger, the Amended and Restated Articles of Incorporation of Golden Phoenix Minerals Nevada, as the surviving corporation, shall continue in full force and effect until unless changed or amended thereafter in accordance with the provisions thereof and applicable law. The Bylaws of Golden Phoenix Minerals Nevada, as the surviving corporation, as in effect on the Effective Date, will continue in full force and effect without change or amendment until changed, altered, or amended thereafter in accordance with the provisions thereof and applicable law.
     4. Directors and Officers. Upon the Effective Date of the Merger, the directors and officers of Golden Phoenix Minerals Minnesota shall become the directors and officers of Golden Phoenix Minerals Nevada and any member of a committee of the Board of Directors shall become a member of such committee of Golden Phoenix Minerals Nevada.
     5. Succession. Upon the Effective Date of the Merger, Golden Phoenix Minerals Nevada shall succeed all status, rights, privileges, liabilities, powers, property, franchises and every other interest of Golden Phoenix Minerals Minnesota in such manner and in accordance with Section 250 of the Nevada Revised Statutes.
     6. Conversion of Golden Phoenix Minerals Minnesota Securities. Upon the Effective Date of the Merger, without action on the part of any holder thereof, each issued and outstanding security of Golden Phoenix Minerals Minnesota shall convert as follows:
          (i) Common Stock. Each issued and outstanding share of Common Stock of Golden Phoenix Minerals Minnesota shall convert into one fully-paid and non-assessable share of Golden Phoenix Minerals Nevada Common Stock;
          (ii) Options, Warrants, Convertible Securities and All Other Rights to Purchase Stock. Each issued and outstanding option, warrant, convertible security or other right to purchase shares of Common Stock of Golden Phoenix Minerals Minnesota, shall be converted into such an option, warrant, convertible security or other right to purchase shares of Common Stock of Golden Phoenix Minerals Nevada, upon same terms and subject to the same conditions as set forth in the original agreements, documents, certificates or other instruments issued by Golden Phoenix Minerals Minnesota evidencing said options, warrants, convertible securities or other rights, as may be applicable. Such applicable number of Common Stock shares shall be reserved for issuance by Golden Phoenix Minerals Nevada for purposes of such options, warrants, convertible securities or other rights as so reserved by Golden Phoenix Minerals Minnesota on the Effective Date to acquire Common Stock. On the Effective Date, Golden Phoenix Minerals Nevada shall assume all obligations of Golden Phoenix Minerals Minnesota pertaining to options, warrants, convertible securities or other rights to purchase shares of Common Stock.
     7. Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of Golden Phoenix Minerals Minnesota shall be deemed for all purposes to evidence ownership of and to represent shares of Golden Phoenix Minerals Nevada into which the shares of the Golden Phoenix Minerals Minnesota represented by such certificates have been converted as herein provided. The registered owner on the books and records of Golden Phoenix Minerals Minnesota or its transfer agent of any such outstanding stock certificate shall have and shall be entitled, until such certificate shall have been surrendered for transfer or otherwise accounted for to Golden Phoenix Minerals Minnesota or its transfer agent, to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Golden Phoenix Minerals Nevada evidenced by such outstanding certificate as above provided.
     8. Stock Option/Equity Incentive Plans. On the Effective Date, Golden Phoenix Minerals Nevada will assume all obligations of Golden Phoenix Minerals Minnesota under any and all stock option plan, equity incentive plan or such other benefit plan with respect to which rights or accrued benefits are outstanding.
     9. Outstanding Common Stock of Golden Phoenix Minerals Nevada. Upon the Effective Date, the one (1) share of Golden Phoenix Minerals Nevada Common Stock issued and outstanding in the name of Golden Phoenix Minnesota shall be cancelled and retired, with such shares resuming the status of authorized and unissued shares of Golden Phoenix Minerals Nevada , and no other shares of Common Stock or other securities of Golden Phoenix Minerals Nevada shall be issued in respect thereof.
     10. Covenants of Golden Phoenix Minerals Nevada. On or before the Effective Date, Golden Phoenix Minerals Nevada covenants and agrees that it will (i) qualify to do business in the State of Minnesota and (ii) file any and all documents or instruments necessary to assume the franchise tax liability(ies) of Golden Phoenix Minerals Minnesota in connection with filing the Merger Agreement in Minnesota.
     11. Rights and Duties of Golden Phoenix Minerals Nevada. On the Effective Date and for all purposes the separate existence of Golden Phoenix Minerals Minnesota shall cease and shall be merged with and into Golden Phoenix Minerals Nevada which, as the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, immunities, licenses and franchises (whether of a public or private nature) of Golden Phoenix Minerals Minnesota; and all property (real, personal and mixed), all debts due on whatever account, all causes in action, and all and every other interest of or belonging to or due to Golden Phoenix Minerals Minnesota shall continue and be taken and deemed to be transferred to and vested in Golden Phoenix Minerals Nevada without further act or deed; and the title to any real estate, or any interest therein, vested in Golden Phoenix Minerals Minnesota shall not revert or be in any way impaired by reason of such Merger; and Golden Phoenix Minerals Nevada shall thenceforth be responsible and liable for all the liabilities and obligations of Golden Phoenix Minerals Minnesota; and, to the extent permitted by law, any claim existing, or action or proceeding pending, by or against Golden Phoenix Minerals Minnesota may be prosecuted as if the Merger had not taken place, or Golden Phoenix Minerals Nevada may be substituted in the place of such corporation. Neither the rights of creditors nor any liens upon the property of Golden Phoenix Minerals Nevada shall be impaired by the Merger. If at any time Golden Phoenix Minerals Nevada shall consider or be advised that any further assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of Golden Phoenix Minerals Minnesota in Golden Phoenix Minerals Nevada according to the terms hereof, the officers and directors of Golden Phoenix Minerals Nevada are empowered to execute and make all such proper assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in Golden Phoenix Minerals Nevada, and otherwise to carry out the purposes of this Merger Agreement.
     12. Amendment. At any time prior to or after approval of the Merger and adoption of the Merger Agreement by the shareholders of Golden Phoenix Minerals Minnesota, this Merger Agreement may be amended in any manner as may be determined in the judgment of the respective Board of Directors of Golden Phoenix Minerals Minnesota and Golden Phoenix Minerals Nevada to be necessary, desirable or expedient to effect or further facilitate the Merger or purposes and intent of the Merger Agreement.
     13. Abandonment. At any time prior to the Effective Date, this Merger Agreement may be terminated and the Merger transaction abandoned by resolution of the Board of Directors of either Golden Phoenix Minerals Nevada, Golden Phoenix Minerals Minnesota or both, notwithstanding approval of this Merger Agreement by the sole stockholder of Golden Phoenix Minerals Nevada and the shareholders of Golden Phoenix Minerals Minnesota.
     14. Service of Process. Golden Phoenix Minerals Nevada agrees that it may be served with process in the State of Nevada in any proceeding for enforcement of any obligation of Golden Phoenix Minerals Minnesota as well as for enforcement of any obligation of Golden Phoenix Minerals Nevada arising from the Merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to Section 490 of the Nevada Revised Statutes, and irrevocably appoints the Secretary of State of Nevada as its agent to accept service of process in any such suit or proceeding. The Secretary of State shall mail any such process to: Golden Phoenix Minerals Nevada, 1675 E. Prater Way, Suite 102, Sparks, Nevada, 89434.
     15. Plan of Reorganization. This Merger Agreement constitutes a plan of reorganization to be carried out in the manner, on the terms, and subject to the conditions herein set forth.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Merger Agreement as of the date first written above.

Golden Phoenix Minerals, Inc., a Nevada corporation

David A. Caldwell — Chief Executive Officer

Robert P. Martin, President and Secretary

Golden Phoenix Minerals, Inc., a Minnesota corporation

David A. Caldwell, Chief Executive Officer

Robert P. Martin, President

Appendix C
ARTICLES OF INCORPORATION
OF
GOLDEN PHOENIX MINERALS, INC.
ARTICLE I
The name of the corporation is: Golden Phoenix Minerals, Inc.
ARTICLE II
The resident agent name and street address in the State of Nevada is:
Lari Marlow
1675 E. Prater Way, Suite 102
Sparks, NV 89434
The corporation may also maintain offices for the transaction of any business at such other places within or without the State of Nevada. Corporate business of every kind and nature may be conducted, and meetings of directors and stockholders held outside the State of Nevada, shall have the same effect as if held in the State of Nevada.
ARTICLE III
The corporation is authorized to issue an aggregate total of 400,000,000 shares designated as “Common Stock”, par value $0.001 per share, and 50,000,000 shares designated as “Preferred Stock,” par value $0.001 per share.
Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors shall determine the designation of each series and the authorized number of shares of each series. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of preferred stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. If the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.
ARTICLE IV
Names and addresses of the first members of the corporation’s Board of Directors are:

Name	Address
David A. Caldwell	1675 E. Prater Way, Suite 102, Sparks, NV 89434
Ronald L. Parratt	1675 E. Prater Way, Suite 102, Sparks, NV 89434
Jeffrey P. Tissier	1675 E. Prater Way, Suite 102, Sparks, NV 89434
Dr. Corby G. Anderson	1675 E. Prater Way, Suite 102, Sparks, NV 89434
Kent D. Aveson	1675 E. Prater Way, Suite 102, Sparks, NV 89434
ARTICLE V
The Board of Directors shall be divided into two classes: Class I with two directors and Class II with three directors. Directors of the first class (Class I) elected at the 2008 annual meeting shall be elected to hold office for a term expiring at the 2009 annual meeting. Directors of the second class (Class II) elected at the 2008 annual meeting shall be elected to hold office for a term expiring at the 2010 annual meeting. The successors to the class of directors whose terms expire shall be identified as being of the same class as the directors they succeed and elected to hold office for a term expiring at the second succeeding annual meeting of shareholders. When the number of directors is changed, any newly created directorships or any decrease in directorships shall be apportioned among the classed by the Board of Directors as to make all classes as nearly equal as possible.

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ARTICLE VI
The duration of this Corporation is to be perpetual.
ARTICLE VII
The name and address of the incorporator of this corporation is:
David A. Caldwell
1675 E. Prater Way, Suite 102
Sparks, NV 89434
ARTICLE VIII
Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting by written action signed by a majority of the Board of Directors then in office, except as to those matters which require stockholder approval, in which case the written action shall be signed by all members of the Board of Directors then in office.
ARTICLE IX
No holder of stock of this corporation shall be entitled to any cumulative voting rights.
ARTICLE X
No holder of stock of this corporation shall have any preferential, pre-emptive, or other rights of subscription to any shares of any class or series of stock of this corporation allotted or sold or to be allotted or sold and now or hereafter authorized, or to any obligations or securities convertible into any class or series of stock of this corporation, nor any right of subscription to any part thereof.
ARTICLE XI
One-third of the outstanding shares of Common Stock and Preferred Stock of the Corporation will constitute a quorum for the transaction of business.
ARTICLE XII
The corporation shall, to the fullest extent legally permissible under the provisions of the Nevada Revised Statutes, as the same may be amended and supplemented, indemnify and hold harmless any and all persons whom it shall have power to indemnify under said provisions from and against any and all liabilities (including expenses) imposed upon or reasonably incurred by him or her in connection with any action, suit or other proceeding in which he or she may be involved or with which he or she may be threatened, or other matters referred to in or covered by said provisions both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director or officer of the corporation. Such indemnification provided shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, Agreement or Resolution adopted by the stockholders entitled to vote thereon after notice.
ARTICLE XIII
The personal liability of all of the directors and officers of the corporation is hereby eliminated to the fullest extent allowed as provided by the Nevada Revised Statutes, as the same may be supplemented and amended.

C-2

Appendix D
BYLAWS
OF
GOLDEN PHOENIX MINERALS, INC.
a Nevada corporation
ARTICLE 1 OFFICES
     1.1 Registered Office. The registered office of Golden Phoenix Minerals, Inc. (the “corporation”) shall be located at 1675 E. Prater Way, Suite 102, Sparks, Nevada 89434.
     1.2 Locations of Offices. The corporation may also have offices at such other places as the board of directors may from time to time determine or the business of the corporation may require.
ARTICLE 2 STOCKHOLDERS
     2.1 Annual Meeting. The annual meeting of the stockholders shall be held within 180 days after the end of the corporation’s fiscal year at such time as is designated by the board of directors and as is provided for in the notice of the meeting. If the election of directors shall not be held on the day designated herein for the annual meeting of the stockholders or at any adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as may be convenient.
     2.2 Special Meeting. Special meeting of the stockholders may be called at any time in the manner provided in the Articles of Incorporation. At any time special meeting of the stockholders, only such business shall be conducted as shall have been stated in the notice of such special meeting.
     2.3 Place of Meetings. The board of directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual meeting or for any special meeting called by the board of director. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place, either within or without the state of incorporation, as the place for the holding of such meeting. If no designation is made or if a special meeting be otherwise called, the place of meeting shall be at the principal office of the corporation.
     2.4 Notice of Meetings. The secretary or assistant secretary, if any, shall cause notice of the time, place, and purpose or purpose of all meetings of the stockholders (whether annual or special), to be mailed at least 10 but not more than 60 days prior to the meeting, to each stockholder of record entitled to vote.
     2.5 Waiver of Notice. Any stockholder may waive notice of any meeting of stockholders (however called or noticed, whether or not called or noticed, and whether before, during, or after the meeting) by signing a written waiver of notice or a consent to the holding of such meeting or any approval of the minutes thereof. Attendance at a meeting, in person or by proxy, shall constitute waiver of all defects of notice regardless of whether waiver, consent, or approval is signed or any objections are made, unless attendance is solely for the purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. All such waivers, consents, or approvals shall be made a part of the minutes of the meeting.
     2.6 Fixing Records Date. For the purpose of (i) determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting; (ii) stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect to any change, conversion, or exchange of stock; or (iii) for the purpose of any other lawful action, the board of directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than 60 days and, in case of a meeting of stockholders, not less than 10 days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If no record date is fixed for the determination of stockholders entitled to notice of or to vote as a meeting, the day preceding the date on which notice of meeting is mailed shall be the record date. For any other purpose, the record date shall be the close of business on the date on which the resolution of the board of directors pertaining thereto is adopted. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof. Failure to comply with this section shall not affect the validity of any action taken at a meeting of stockholders.
     2.7 Voting Lists. The officers of the corporation shall cause to be prepared from the stock ledger at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the principal executive office of the corporation. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. The original stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section, or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.
     2.8 Quorum. Unless otherwise provided in the Articles of Incorporation, stock representing a majority of the voting power of all outstanding stock of the corporation entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such reconvened meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
     2.9 Vote Required. When a quorum is present at any meeting, the vote of the holders of one third of the outstanding stock having a majority of the voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one on which by express provision of the statutes of the state of Nevada or of the Articles of Incorporation a different vote is required, in which case such express provision shall govern and control the decision of such question.
     2.10 Voting of Stock. Unless otherwise provided in the Articles of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, subject to the modification of such voting rights of any class or classes of the corporation’s capital stock by the certificate or incorporation.
     2.11 Proxies. At each meeting of the stockholders, each stockholder entitled to vote shall be entitled to vote in person or by proxy; provided, however, that the right to vote by proxy shall exist only in case the instrument authorizing such proxy to act shall have been executed in writing by the registered holder or holders of such stock, as the case may be, as shown on the stock ledger of the corporation or by his attorney thereunto duly authorized in writing. Such instrument authorizing a proxy to act shall be delivered at the beginning of such meeting to the secretary of the corporation or to such other officer or person who may, in the absence of the secretary, be acting as secretary of the meeting. In the event that any such instrument shall designate two or more persons to act as proxy, a majority of such persons present at the meeting, or if only one be present, that one shall (unless the instrument shall otherwise provide) have all of the powers conferred by the instrument on all persons so designated. Persons holding stock in a fiduciary capacity shall be entitled to vote the stock so held, and the persons whose shares are pledged shall be entitled to vote, unless the transfer by the pledgor in the books and records of the corporation shall have expressly empowered the pledgee to vote thereon, in which case the pledgee, or his proxy, may represent such stock and vote thereon. No proxy shall be voted or acted on after three years from its date, unless the proxy provides for a longer period.
     2.12 Nomination of Directors. Only persons who are nominated in accordance with the procedures set forth in this section shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders at which directors are to be elected only (a)

by or at the direction of the board of directors or (b) by any stockholder of the corporation entitled to vote for the election of directors at a meeting who complies with the notice procedures set forth in this section. Such nominations, other than those made by or at the direction of the board of directors, shall be made by timely notice in writing to the secretary of the corporation. To be timely, a stockholder’s notice must be delivered or mailed to and received at the principal executive offices of the corporation not less than 30 days prior to the date of the meeting; provided, in the event that less than 40 days’ notice of the date of the meeting is given or made to stockholders, to be timely, a stockholder’s notice must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed. Such stockholder’s notice shall set forth (a) as to each person whom such stockholder proposed to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to regulation 14A under the Securities Exchange Act of 1934, as amended (including each such person’s written consent to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address of such stockholder as it appears on the corporation’s books, and (ii) the class and number of shares of the corporation’s capital stock that are beneficially owned by such stockholder. At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the secretary of the corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the provisions of this section. The officer of the corporation or other person presiding at the meeting shall, if the facts so warrant, determine and declare to the meeting that a nomination was not made in accordance with such provisions, and if such officer should so determine, such officer shall so declare to the meeting, and the defective nomination shall be disregarded.
     2.13 Inspectors of Election. There shall be appointed two inspectors of the vote. Such inspectors shall first take and subscribe an oath or affirmation faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of their ability. Unless appointed in advance of any such meeting by the board of directors, such inspectors shall be appointed for the meeting by the presiding officer. No director or candidate for the officer of director shall be appointed as such inspector. Such inspectors shall be responsible for tallying and certifying each vote required to be tallied and certified by them as provided in the resolution of the board of directors appointing them or in their appointment by the person presiding at such meeting, as the case may be.
     2.14 Election of Directors. At all meetings of the stockholders at which directors are to be elected, except as otherwise set forth in any preferred stock designation (as defined in the Articles of Incorporation) with respect to the right of the holders of any class or series of preferred stock to elect additional directors under specified circumstances, directors shall be elected by a plurality of the votes cast at the meeting. The election need not be by ballot unless any stockholder so demands before the voting begins. Except as otherwise provided by law, the Articles of Incorporation, any preferred stock designation, or these bylaws, all matters other than the election of directors submitted to the stockholders at any meeting shall be decided by a majority of the votes cast with respect thereto.
     2.15 Business at Annual Meeting. At any annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the board of directors or (b) by any stockholder of the corporation who is entitled to vote with respect thereto and who complies with the notice procedures set forth in this section. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder’s notice shall be delivered or mailed to and received at the principal executive offices of the corporation not less than 30 days prior to the date of the annual meeting; provided, in the event that less than 40 days’ notice of the date of the meeting is given or made to stockholders, to be timely, a stockholder’s notice shall be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed. A stockholder’s notice to the secretary shall set forth as to each matter such stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the corporation’s capital stock that are beneficially owned by such stockholder, and (d) any material interest of such stockholder in such business. Notwithstanding anything in these bylaws to the contrary, no business shall be brought before or conducted at an annual meeting except in accordance with the provisions of this section. The officer of the corporation or other person presiding at the annual meeting shall, if the facts so warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with such provisions, and if such presiding officer should so determine and declare to the meeting that business was not properly brought before the meeting in accordance with such provisions and if such presiding officer should so determine, such presiding officer shall so declare to the meeting, and any such business so determined to be not properly brought before the meeting shall not be transacted.
     2.16 Business at Special Meeting. At any special meeting of the stockholders, only such business shall be conducted as shall have been stated in the notice of such special meeting.
     2.17 Written Consent to Action by Stockholders. Unless otherwise provided in the Articles of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporation action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.
     2.18 Procedure for Meetings. Meeting of the stockholders shall be conducted pursuant to such reasonable rules of conduct and protocol as the board of directors may prescribe or, if no such rules are prescribed, in accordance with the most recent published edition of ROBERT’S RULES OF ORDER.
ARTICLE 3 DIRECTORS
     3.1 General Powers. The business of the corporation shall be managed under the direction of its board of directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these bylaws directed or required to be exercised or done by the stockholders.
     3.2 Number, Term, and Qualifications. The number of directors which shall constitute the board, subject to the limitations set forth in the Articles of Incorporation, shall be determined by resolution of a majority of the total number of directors if there were no vacancies (the “Whole Board”) or by the stockholders at the annual meeting of the stockholders or a special meeting called for such purpose, except as provided in section 3.3 of this article, and each director elected shall hold office until his successor is elected and qualified. Directors need not be residents of the state of incorporation or stockholders of the corporation. Initially the corporation shall have five directors.
     3.3 Vacancies and Newly Created Directorships. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum of the Whole Board, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified. If there are no directors in office, then an election of directors may be held in the manner provided by statute.
     3.4 Regular Meetings. A regular meeting of the board of directors shall be held without other notice than this bylaw immediately following and at the same place as the annual meeting of stockholders. The board of directors may provide by resolution the time and place, either within or without the state of incorporation, for the holding of additional regular meetings without other notice than such resolution.
     3.5 Special Meetings. Special meetings of the board of directors may be called by or at the request of the president, vice president, or any two directors. The person or persons authorized to call special meetings of the board of directors may fix any place, either within or without the state of incorporation, as the place for holding any special meeting of the board of directors called by them.
     3.6 Meetings by Telephone Conference Call. Members of the board of directors may participate in a meeting of the board of directors or a committee of the board of directors by means of conference telephone or similar communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this section shall constitute presence in person at such meeting.
     3.7 Notice. Notice of any special meeting shall be given at least 24 hours prior thereto by written notice delivered personally or sent by facsimile transmission confirmed by registered mail or certified mail, postage prepaid, or by overnight courier to each director. Each director shall register his or her address and telephone number(s) with the secretary for purpose of receiving notices. Any such notice shall be deemed to have been given as of the date so personally delivered or sent by facsimile transmission or as of the day following dispatch by overnight courier. Any director may waive notice of any meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting solely for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. An entry of the service of notice given in the manner and at the time provided for in this section may be made in the minutes of the proceedings of the board of directors, and such entry, if read and approved at a subsequent meeting of the board of directors, shall be conclusive on the issue of notice.
     3.8 Quorum. A majority of the Whole Board shall constitute a quorum for the transaction of business at any meeting of the board of directors, provided, that the directors present at a meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors if any action taken is approved by a majority of the required quorum for such meeting. If less than a majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.
     3.9 Manner of Acting. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, and individual directors shall have no power as such.
     3.10 Compensation. By resolution of the board of directors, the directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.
     3.11 Presumption of Assent. A director of the corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting, unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof, or unless he shall forward such dissent by registered or certified mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.
     3.12 Resignations. A director may resign at any time by delivering a written resignation to either the president, a vice president, the secretary, or assistant secretary, if any. The resignation shall become effective on giving of such notice, unless such notice specifies a later time for the effectiveness of such resignation.
     3.13 Written Consent to Action by Directors. Any action required to be taken at a meeting of the directors of the corporation or any other action which may be taken at a meeting of the directors or of a committee, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the directors, or all of the members of the committee, as the case may be. Such consent shall have the same legal effect as a unanimous vote of all the directors or members of the committee.
     3.14 Removal. Subject to any limitations set forth in the Articles of Incorporation, at a meeting expressly called for that purpose, one or more directors may be removed by a vote not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

ARTICLE 4 OFFICERS
     4.1 Number. The officers of the corporation shall be a chief executive officer, chief operating officer, president, vice president of corporate development, chief financial officer, as shall be determined by resolution of the board of directors, a secretary, a treasurer, and such other officers as may be appointed by the board of directors. The board of directors may elect, but shall not be required to elect, a chairman of the board, and the board of directors may appoint a general manager.
     4.2 Election, Term of Office, and Qualifications. The officers shall be chosen by the board of directors annually at its annual meeting. In the event of failure to choose officers at an annual meeting of the board of directors, officers may be chosen at any regular or special meeting of the board of directors. Each such officer (whether chosen at an annual meeting of the board of directors to fill a vacancy or otherwise) shall hold his office until the next ensuing annual meeting of the board of directors and until his successor shall have been chosen and qualified, or until his death until his resignation or removal in the manner provided in these bylaws. Any one person may hold any two or more of such offices, except that the president shall not also be the secretary. No person holding two or more offices shall execute any instrument in the capacity of more than one office. The chairman of the board, if any, shall be and remain director of the corporation during the term of his office. No other officer need be a director.
     4.3 Subordinate Officers, Etc. The board of directors from time to time may appoint such other officers or agents as it may deem advisable, each of whom shall have such title, hold office for such period, have such authority, and perform such duties as the board of directors from time to time may determine. The board of directors from time to time may delegate to any officer or agent the power to appoint any such subordinate officer or agents and to prescribe their respective titles, terms of office, authorities, and duties. Subordinate officers need not be stockholders or directors.
     4.4 Resignations. Any officer may resign at any time by delivering a written resignation to the board of directors, the president, or the secretary. Unless otherwise specified therein, such resignation shall take effect on delivery.
     4.5 Removal. Any officer may be removed from office at any special meeting of the board of directors called for that purpose or at a regular meeting, by the vote of a majority of the directors, with or without cause. Any officer or agent appointed in accordance with the provisions of section 4.3 hereof may also be removed, either with or without cause, by any officer on whom such power of removal shall have been conferred by the board of directors.
     4.6 Vacancies and Newly Created Offices. If any vacancy shall occur in any office by reason of death, resignation, removal, disqualification, or any other cause or if a new office shall be created, then such vacancies or newly created offices may be filled by the board of directors at any regular of special meeting.
     4.7 The Chairman of the Board. The chairman of the board, if there be such an officer, shall have the following powers and duties: (a) He shall preside at all stockholders’ meetings; (b) He shall preside at all meetings of the board of directors; and (c) He shall be a member of the executive committee, if any.
     4.8 The Chief Executive Officer. The chief executive officer of the corporation shall have the same powers and duties as the president, as described below, and, in addition, shall have such powers and duties as may be directed by the board of directors of the corporation from time to time.
     4.9 The President. The president shall have the following powers and duties: (a) He shall be the chief executive officer of the corporation and, subject to the direction of the board of directors, shall have general charge of the business, affairs, and property of the corporation and general supervision over its officers, employees, and agents; (b) If no chairman of the board has been chosen or if such officer is absent or disabled, he shall preside at meetings of the stockholders and board of directors; (c) He shall be a member of the executive committee, if any; (d) He shall be empowered to sign certificates representing stock of the corporation, the issuance of which shall have been authorized by the board of directors; and (e) He shall have all power and perform all duties normally incident to the office of a president of a corporation and shall exercise such other powers and perform such other duties as from time to time may be assigned to him by the board of directors.
     4.10 The Vice-Presidents. The board of directors may, from time to time, designate and elect one or more vice-presidents, one of whom may be designated to serve as executive vice-president. Each vice-president shall have such powers and perform such duties as from time to time may be assigned to him by the board of directors or the president. At the request or in the absence or disability of the president, the executive-vice president or, in the absence or disability of the executive vice-president, the vice-president designated by the board of directors or (in the absence of such designation by the board of directors) by the president, as senior vice-president, may perform all the duties of the president, and when so acting, shall have all the powers of, and be subject to all the restrictions on, the president.
     4.11 The Secretary. The secretary shall have the following powers and duties: (a) He shall keep or cause to be kept a record of all of the proceedings of the meetings of the stockholders and of the board of directors in books provided for that purpose; (b) He shall cause all notices to be duly given in accordance with the provisions of these bylaws and as required by statute; (c) He shall be the custodian of the records and of the seal of the corporation, and shall cause such seal (or a facsimile thereof) to be affixed to all certificates representing stock of the corporation prior to the issuance thereof and to all instruments, the execution of which on behalf of the corporation under its seal shall have been duly authorized in accordance with these bylaws, and when so affixed, he may attest the same; (d) He shall see that the books, reports, statements, certificates, and other documents and records required by statute are properly kept and filed; (e) He shall have charge of the stock ledger and books of the corporation and cause such books to be kept in such manner as to show at any time the amount of the stock of the corporation of each class issued and outstanding, the manner in which and the time when such stock was paid for, the names alphabetically arranged and the addresses of the holders of record thereof, the amount of stock held by each older and time when each became such holder of record; and he shall exhibit at all reasonable times to any director, on application, the original or duplicate stock ledger. He shall cause the stock ledger referred to in section 6.4 hereof to be kept and exhibited at the principal office of the corporation, or at such other place as the board of directors shall determine, in the manner and for the purpose provided in such section; (f) He shall be empowered to sign certificates representing stock of the corporation, the issuance of which shall have been authorized by the board of directors; and (g) He shall perform in general all duties incident to the office of secretary and such other duties as are given to him by these bylaws or as from time to time may be assigned to him by the board of directors or the president.
     4.12 The Treasurer. The treasurer shall have the following powers and duties: (a) He shall have charge and supervision over and be responsible for the monies, securities, receipts, and disbursements of the corporation; (b) He shall cause the monies and other valuable effects of the corporation to be deposited in the name and to the credit of the corporation in such banks or trust companies or with such banks or other depositories as shall be selected in accordance with section 4.3 hereof; (c) He shall cause the monies of the corporation to be disbursed by checks or drafts (signed as provided in section 5.4 hereof) drawn on the authorized depositories of the corporation, and cause to be taken and preserved property vouchers for all monies disbursed; (d) He shall render to the board of directors or the president, whenever requested, a statement of the financial condition of the corporation and of all of his transactions as treasurer, and render a full financial report at the annual meeting of the stockholders, if called on to do so; (e) He shall cause to be kept correct books of account of all the business and transactions of the corporation and exhibit such books to any directors on request during business hours; (f) He shall be empowered from time to time to require from all officers or agents of the corporation reports or statements giving such information as he may desire with respect to any and all financial transactions of the corporation; (g) He shall perform in general all duties incident to the office of treasurer ad such other duties as are give to him by these bylaws or as from time to time may be assigned to him by the board of directors or the president; and (h) He shall, in the absence of the designation to the contrary by the board of directors, act as the chief financial officer and/or principal accounting officer of the corporation.
     4.13 Salaries. The salaries or other compensation of the officers of the corporation shall be fixed from time to time by the board of directors, except that the board of directors may delegate to any person or group of persons the power to fix the salaries or other compensation of any subordinate officers or agents appointed in accordance with the provisions of section 4.3 hereof. no officer shall be prevented from receiving any such salary or compensation by reason of the fact that he is also a director of the corporation.

     4.14 Surety Bonds. In case the board of directors shall so require, any officer or agent of the corporation shall execute to the corporation a bond in such sums and with such surety or sureties as the board of directors may direct, conditioned on the faithful performance of his duties to the corporation, including responsibility for negligence and for the accounting of all property, monies, or securities of the corporation which may come into his hands.
ARTICLE 5 EXECUTION OF INSTRUMENTS, BORROWING OF
MONEY, AND DEPOSIT OF CORPORATE FUNDS
     5.1 Execution of Instruments. Subject to any limitation contained in the Articles of Incorporation or these bylaws, the president or any vice-president may, in the name and on behalf of the corporation, execute and deliver any contract or other instrument authorized in writing by the board of directors. The board of directors may, subject to any limitation contained in the Articles of Incorporation or in these bylaws, authorize in writing any officer or agent to execute and deliver any contract or other instrument in the name and on behalf of the corporation; any such authorization may be general or confined to specific instances.
     5.2 Loans. No loan or advance shall be contracted on behalf of the corporation, no negotiable paper or other evidence of its obligation under any loan or advance shall be issued in its name, and no property of the corporation shall be mortgaged, pledged, hypothecated, transferred, or conveyed as security for the payment of any loan, advance, indebtedness, or liability of the corporation, unless and except as authorized by the board of directors. Any such authorization may be general or confined to specific instances.
     5.3 Deposits. All monies of the corporation not otherwise employed shall be deposited form time to time to its credit in such banks or trust companies or with such bankers or other depositories as the board of directors may select or as from time to time may be selected by any officer or agent authorized to do so by the board of directors.
     5.4 Checks, Drafts, Etc. All notes, drafts, acceptances, checks, endorsements, and, subject to the provisions of these bylaws, evidences of indebtedness of the corporation shall be signed by such officer or officers or such agent or agents of the corporation and in such manner as the board of directors from time to time may determine. Endorsements for deposits to the credit of the corporation in any of its duly authorized depositories shall be in such manner as the board of directors from time to time may determine.
     5.5 Bonds and Debentures. Every bond or debenture issued by the corporation shall be evidenced by an appropriate instrument which shall be signed by the president or a vice president and by the secretary and sealed with the seal of the corporation. The seal may be a facsimile, engraved or printed. Where such bond or debenture is authenticated with the manual signature of an authorized officer of the corporation or other trustee designated by the indenture of trust or other agreement under which such security is issued, the signature of any of the corporation’s officers named thereon may be a facsimile. in case any officer who signed or whose facsimile signature has been used on any such bond or debenture shall cease to be an officer of the corporation for any reason before the same has been delivered by the corporation, such bond or debenture may nevertheless be adopted by the corporation and issued and delivered as through the person who signed it or whose facsimile signature has been used thereon had not ceased to be such officer.
     5.6 Sale, Transfer, Etc. of Securities. Sales, transfers, endorsements, and assignments of stocks, bonds, and other securities owned by or standing in the name of the corporation and the execution and delivery on behalf of the corporation of any and all instruments in writing incident to any such sale, transfer, endorsement, or assignment shall be effected by the president or by any vice-president and the secretary or assistant secretary, or by any officer or agent thereunto authorized by the board of directors.
     5.7 Proxies. Proxies to vote with respect to stock of other corporations owned by or standing in the name of the corporation shall be executed and delivered on behalf of the corporation or by any officer or agent thereunder authorized by the board of directors.

ARTICLE 6 CAPITAL STOCK
     6.1 Stock Certificates. Every holder of stock in the corporation shall be entitled to have a certificate, signed by the president or any vice-president and the secretary or assistant secretary, and sealed with the seal (which may be a facsimile, engraved or printed) of the corporation, certifying the number and kind, class, or series of stock owned by him in the corporation; provided, however, that where such a certificate is countersigned by (a) a transfer agent or an assistant transfer agent, or (b) registered by a registrar, the signature of any such president, vice-president, secretary, or assistant secretary may be a facsimile. In case any officer who shall have signed or whose facsimile signature or signatures shall have been used on any such certificate shall cease to be such officer of the corporation, for any reason, before the delivery of such certificate by the corporation, such certificate may nevertheless be adopted by the corporation and be issued and delivered as though the person who signed it or whose facsimile signature or signatures shall have been used thereon has not ceased to be such officer. Certificates representing stock of the corporation shall be in such form as provided by the statutes of the state of incorporation. There shall be entered on the stock books of the corporation at the time of issuance of each share, the number of the certificate issued, the name and address of the person owning the stock represented thereby, the number and kind, class, or series of such stock, and the date of issuance thereof. Every certificate exchanged or returned to the corporation shall be marked “canceled” with the date of cancellation.
     6.2 Transfer of Stock. Transfers of stock of the corporation shall be made on the books of the corporation by the holder of record thereof or by his attorney thereunto duly authorized by a power of attorney duly executed in writing and filed with the secretary of the corporation or any of its transfer agents, and on surrender of the certificate or certificates, properly endorsed or accompanied by proper instruments or transfer, representing such stock. Except as provided by law, the corporation and transfer agents and registrars, if any, shall be entitled to treat the holder of record of any stock as the absolute owner thereof for all purposes, and accordingly shall not be bound to recognize any legal, equitable, or other claim to or interest in such stock on the part of any other person whether or not it or they shall have express or other notice thereof.
     6.3 Regulations. Subject to the provisions of the Articles of Incorporation, the board of directors may make such rules and regulations as they may deem expedient concerning the issuance, transfer, redemption, and registration of certificates for stock of the corporation.
     6.4 Maintenance of Stock Ledger at Principal Place of Business. A stock ledger (or ledgers where more than one kind, class, or series of stock is outstanding) shall be kept at the principal place of business of the corporation, or at such other place as the board of directors shall determine, containing the names alphabetically arranged of original stock holders of the corporation, their addresses, their interest, the amount paid on their shares, and all transfers thereof and the number and class of stock held by each. Such stock ledgers shall at all reasonable hours be subject to inspection by persons entitled by law to inspect the same.
     6.5 Transfer Agents and Registrars. The board of directors may appoint one or more transfer agents and one or more registrars with respect to the certificates representing stock of the corporation and may require all such certificates to bear the signature of either or both. The board of directors may from time to time define the respective duties of such transfer agents and registrars. No certificate for stock shall be valid until countersigned by a transfer agent, if at the date appearing thereon the corporation had a transfer agent for such stock, and until registered by a registrar, if at such date the corporation had a registrar for such stock.
     6.6 Closing of Transfer Books and Fixing of Record Date.

          (a) The board of directors shall have power to close the stock ledgers of the corporation for a period of not to exceed 60 days preceding the date of any meeting of stockholders, the date for payment of any dividend, the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purpose.
          (b) In lieu of closing the stock ledgers as aforesaid, the board of directors may fix in advance a date, not less than 10 days and not exceeding 60 days preceding the date of any meeting of stockholders, the date for the payment of any dividend, the date for the allotment of rights, the date when any change or conversion or exchange of capital stock shall go into effect, a date in connection with obtaining any such consent, as a record date for the determination of the stockholders entitled to a notice of, and to vote at, any such meeting and any adjournment thereof, entitled to receive payment of any such dividend, to any such allotment of rights, to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent.
           (c) If the stock ledgers shall be closed or a record date set for the purpose of determining stockholders entitled to notice of, or to vote at, a meeting of stockholders, such books shall be closed for or such record date shall be at least ten days immediately preceding such meeting.
     6.7 Lost or Destroyed Certificates. The corporation may issue a new certificate for stock of the corporation in place of any certificate theretofore issued by it, alleged to have been lost or destroyed, and the board of directors may, in its discretion, require the owner of the lost or destroyed certificate or his legal representatives to give the corporation a bond in such form and amount as the board of directors may direct and with such surety or sureties as may be satisfactory to the board, and to indemnify the corporation and its transfer agents and registrars, if any, against any claims that may be made against it or any such transfer agents and registrars, if any, against any claims that may be made against it or any such transfer agent or registrar on account of the issuance of such new certificate. A new certificate may be issued without requiring any bond when, in the judgment of the board of directors, it is proper to do so.
ARTICLE 7 EXECUTIVE COMMITTEE AND OTHER COMMITTEES
     7.1 Executive Committee. The board of directors, by resolution adopted by a majority of the Whole Board, may appoint from its membership an executive committee of not less than three members (whose members shall include the chairman of the board if any, and the president, one of whom shall act as chairman of the executive committee, as the board may designate). The board of directors shall have the power at any time to dissolve the executive committee, to change the membership thereof, and to fill vacancies thereon. When the board of directors is not in session, the executive committee shall have and may exercise all of the powers vested in the board of directors, except the following powers: to fill vacancies in the board of directors; to declare dividends or other distributions to stockholders; to adopt, amend, or repeal the Articles of Incorporation or these bylaws’ to approve any action that also requires stockholder approval; to amend or repeal any resolution of the board of directors which by its express terms is not so amendable or repealable; to fix the compensation of directors for serving on the board of directors or on any committee; to adopt an agreement of merger or consolidation under any provision of applicable law, to recommend to the stockholders the sale, lease, or exchange of all or substantially all of the Corporation’s property and assets; to recommend to stockholders a dissolution of the Corporation or a revocation of a dissolution; to recommend to stockholders an amendment of bylaws; to authorize the issuance of stock (provided that the executive committee may determine the number of shares of stock not in excess of the number of authorized to be issued by the board of directors and the amount of consideration for which such shares shall be issued); and to enter into any merger into or with another entity as permitted by applicable law.
     7.2 Other Committees. The board of directors, by resolution adopted by a majority of the Whole Board, may appoint such other committees as it may, from time to time, deem proper and may determine the number of member, frequency of meetings, and duties thereof.
     7.3 Proceedings. The executive committee and such other committees as may be designated hereunder by the board of directors may fix their own presiding and recording officer or officers and may meet at such place or places, at such time or times, and on such notice (or without notice) as it shall determine from time to time. Each committee may make rules for the conduct of its business as it shall from time to time deem necessary. It will keep a record of its proceedings and shall report such proceedings to the board of directors at the meeting of the board of directors next following.
     7.4 Quorum and Manner of Acting. At all meetings of the executive committee and of such other committees as may be designated hereunder by the board of directors, the presence of members constituting a majority of the total authorized membership of the committee shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of such committee. The members of the executive committee and of such other committees as may be designated hereunder by the board of directors shall act only as a committee, and the individual members thereof shall have no powers as such.

     7.5 Resignations. Any member of the executive committee and of such other committees as may be designated hereunder by the board of directors may resign at any time by delivering a written resignation to either the president, the secretary, or assistant secretary, or to the presiding officer of the committee of which he is a member, if any shall have been appointed and shall be in office. Unless otherwise specified therein, such registration shall take effect on delivery.
     7.6 Removal. The board of directors may, by resolution adopted by a majority of the Whole Board, at any time remove any member of the executive committee or of any other committee designated by it hereunder either for or without cause.
     7.7 Vacancies. If any vacancy shall occur in the executive committee or of any other committee designated by the board of directors hereunder, by reason of disqualification, death, resignation, removal, or otherwise, the remaining members shall, until the filling of such vacancy, constitute the then total authorized membership of the committee and continue to act, unless such committee consisted of more than one member prior to the vacancy or vacancies and is left with only one member as a result thereof. Such vacancy may be filled at any meeting of the Whole Board.
     7.8 Compensation. The Whole Board may allow a fixed sum and expenses of attendance to any member of the executive committee, or of any other committee designated by it hereunder, who is not an active salaried employee of the corporation for attendance at each meeting of the said committee.
ARTICLE 8 INSURANCE AND OFFICER AND DIRECTOR CONTRACTS
     8.1 Indemnification: Third-Party Actions. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director or officer of the corporation (and, in the discretion of the board of directors, may so indemnify a person by reason of the fact that he is or was an employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise), against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with any such action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, ad with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.
     8.2 Indemnification: Corporate Actions. The corporation shall indemnify any persons who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director or officer of the corporation (and, in the discretion of the board of directors, may so indemnify a person by reason of the fact that he is or was an employee or agent of another corporation, partnership, joint venture, trust, or other enterprise), against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.
     8.3 Determination. To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections 8.1 and 8.2 hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses

(including attorneys’ fees) actually and reasonably incurred by him in connection therewith. Any other indemnification under sections 8.1 or 8.2 hereof, unless ordered by a court, shall be made by the corporation only in the specific case on a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard or conduct set forth in sections 8.1 or 8.2 hereof. Such determination shall be made either (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in written opinion, or (iii) by the stockholders by a majority vote of a quorum of stockholders at any meeting duly called for such purpose.
     8.4 Advances. Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding on receipt of an undertaking by or on behalf of such director or officers to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized by this section. Such expenses incurred by other employees and agents may be so paid on such terms and conditions, if any, as the board of directors deems appropriate.
     8.5 Scope of Indemnification. The indemnification and advancement of expenses provided by, or granted pursuant to, sections 8.1, 8.2 and 8.4: (a) Shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled, under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office; and (b) Shall, unless otherwise provided when authorized or ratified, continue as to a person who ceased to be a director, officer, employee, or agent of the corporation and shall inure to the benefit of the heirs, executors, and administrators of such a person.
     8.6 Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against any such liability.
     8.7 Officer and Director Contracts. No contract or other transaction between the corporation and one or more of its directors or officers or between the corporation and any corporation, partnership, association, or other organization in which one or more of the corporation’s directors or officers are directors, officers, or have a financial interest, is either void or voidable solely on the basis of such relationship or solely because any such director or officer is present at or participates in the meeting of the board of directors or a committee thereof which authorizes the contract or transaction or solely because the vote or votes of each director or officer are counted for such purpose, if: (a) The material facts of the relationship or interest are disclosed or known to the board of directors or committee and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors even though the disinterested directors be less than a quorum; (b) The material facts of the relationship or interest is disclosed or known to the stockholders and they approve or ratify the contract or transactions in good faith by a majority vote of the shares voted at a meeting of stockholders called for such purpose or written consent of stockholders holding a majority of the shares entitled to vote (the votes of the common or interested directors or officers shall be counted in any such vote of stockholders); or (c) The contract or transaction is fair as to the corporation at the time it is authorized, approved, or ratified by the board of directors, a committee thereof, or the stockholders.
ARTICLE 9 FISCAL YEAR
     The fiscal year of the corporation shall be determined by the board of directors of the corporation.
ARTICLE 10 DIVIDENDS
     The board of directors may from time to time declare, and the corporation may pay, dividends on its outstanding stock in the manner and on the terms and conditions provided by the Articles of Incorporation.

ARTICLE 11 AMENDMENTS
     All bylaws of the corporation, whether adopted by the board of directors or the stockholders, shall be subject to amendment, alteration, or repeal, and new bylaws may be made, except that: (a) No bylaw adopted or amended by the stockholders shall be altered or repealed by the board of directors; and (b) No bylaw shall be adopted by the board of directors which shall require more than the stock representing a majority of the voting power for a quorum at a meeting of stockholders or more than a majority of the votes cast to constitute action by the stockholders, except where higher percentages are required by law; provided, however, that (i) If any bylaw regulating an impending election of directors is adopted or amended or repealed by the board of directors, there shall be set forth in the notice of the next meeting of the stockholders for the election of directors, the bylaws so adopted or amended or repealed, together with a concise statement of the changes made; and (ii) No amendment, alteration, or repeal of this article 11 shall be made except by the stockholders.

Appendix E
ARTICLES OF INCORPORATION
OF
GOLDEN PHOENIX MINERALS, INC.
The undersigned incorporator, being a natural person, 18 years of age or older, in order to form a corporate entity under Minnesota Statutes, Chapter 302A, hereby adopts the following Articles of Incorporation:
ARTICLE I
The name of the corporation is Golden Phoenix Minerals, Inc.
ARTICLE II
The registered office of the corporation is located at 1675 E. Prater Way, Suite 102 Sparks, NV 89434, and the registered agent at that address is David A. Caldwell.
ARTICLE III
The name and address of the incorporator is Charles Clayton, 527 Marquette, Minneapolis, Minnesota 55402.
ARTICLE IV
The corporation is authorized to issue an aggregate total of 400,000,000 shares of common stock and 50,000,000 shares of preferred stock.
Shares of preferred stock may be issued from time to time in one or more series. The Board of Directors shall determine the designation of each series and the authorized number of shares of each series. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of shares of preferred stock and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. If the number of shares of any series of preferred stock shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.
ARTICLE V
The Board of Directors shall be divided into two classes: Class I with two directors and Class II with three directors. Directors of the first class (Class I) elected at the 2008 annual meeting shall be elected to hold office for a term expiring at the 2009 annual meeting. Directors of the second class (Class II) elected at the 2008 annual meeting shall be elected to hold office for a term expiring at the 2010 annual meeting. The successors to the class of directors whose terms expire shall be identified as being of the same class as the directors they succeed and elected to hold office for a term expiring at the second succeeding annual meeting of shareholders. When the number of directors is changed, any newly created directorships or any decrease in directorships shall be apportioned among the classes by the Board of Directors as to make all classes as nearly equal as possible.

E-1

ARTICLE VI
Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting by written action signed by a majority of the Board of Directors then in office, except as to those matters which require shareholder approval, in which case the written action shall be signed by all members of the Board of Directors then in office.
ARTICLE VII
No holder of stock of this corporation shall be entitled to any cumulative voting rights.
ARTICLE VIII
No holder of stock of this corporation shall have any preferential, pre-emptive, or other rights of subscription to any shares of any class or series of stock of this corporation allotted or sold or to be allotted or sold and now or hereafter authorized, or to any obligations or securities convertible into any class or series of stock of this corporation, nor any right of subscription to any part thereof.
ARTICLE IX
One-third of the outstanding shares of common and preferred stock of the Company will constitute a quorum for the transaction of business.

E-2

Appendix F
GOLDEN PHOENIX MINERALS, INC.
CHARTER OF
AUDIT COMMITTEE
(As adopted on May 14, 2007)
1.	Mission Statement

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board of Directors, the independent auditors, and the financial management of the corporation. Independent auditors of the corporation shall be primarily accountable to the Audit Committee.

2.	Membership and Qualification

The Committee shall consist of three or more. The Committee members shall be elected by the Board annually for terms of one year, or until their successors shall be duly elected and qualified. The Board, upon recommendation by the Audit Committee, may remove any committee member at any time. Unless a Committee Chairman is elected by the full Board, the Committee members may designate a Chairman.

3.	Meetings and Other Actions
The Audit Committee shall meet at least once a year and at such additional times as may be necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee or the Chairman of the Board. All meetings of and other actions by the Committee shall be held or otherwise taken pursuant to the Company’s Bylaws, including bylaw provisions governing notices of meetings, waivers thereof, the number of Committee members required to take actions at meetings or by written consent, and other related matters. The Audit Committee shall meet periodically with management and the independent accountants, either in separate executive sessions or not, to discuss any matters that the Audit Committee or either of these groups believes should be discussed privately. The Audit Committee may meet by telephone and may delegate specific functions to one or more of its members.
•	Unless otherwise authorized by an amendment to this Charter, the Audit Committee shall not delegate any of its authority to any subcommittee.

•	Reports of meetings of and actions taken at meetings or by consent by the Committee since the most recent Board meeting (except to the extent covered in an interim report circulated to the Board) shall be made by the Committee Chairman or his or her delegate to the Board at its next regularly scheduled meeting following the Committee meeting or action and shall be accompanied by any recommendations from the Committee to the Board. In addition, the Committee Chairman or his or her delegate shall be available to answer any questions the other Directors may have regarding the matters considered and actions taken by the Committee.
4.	Goals, Responsibilities and Authority

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:
•	Review and recommend to the directors the independent auditors, after considering their independence and effectiveness, to be selected to audit the financial statements of the corporation and its divisions and subsidiaries and receive from any potential auditor a written statement of all relationships of the auditor to the corporation.

•	Meet with the independent auditors, with and separately from financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

•	Obtain satisfaction that the audit fee is appropriate and that the corporation will receive a complete and comprehensive audit for such fee.

•	Review with independent auditors and the corporation’s financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

•	Review the financial statements contained in the annual report to stockholders and quarterly reports prior to their issuance, with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-KSB. Any changes in accounting principles should be reviewed.

•	Review the Company’s disclosure in the Proxy Statement for its Annual Meeting of Stockholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the Annual Report to Stockholders or the Proxy Statement at least triennially or the year after any significant amendment to the Charter.

•	Review and pre-approve all non-audit services performed by the independent auditors.

•	Review separately with each of management and the independent auditors any significant disputes between management and the independent auditors that arose in connection with the preparation of the financial statements.

•	Discuss earnings press releases, including the type and presentation of information, paying particular attention to any pro forma or adjusted non-GAAP information. Such discussions may be in general terms.

•	Discuss financial information and earnings guidance provided to analysts and ratings agencies. Such discussions may be in general terms.

•	Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the corporation’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

•	Review the corporation’s compliance with law and significant corporate policies, including its code of conduct.

•	Review accounting and financial human resources and succession planning within the corporation.

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

•	Review and update this Charter periodically, at least annually, as conditions dictate.

•	Prepare a committee report to the stockholders.
5. Additional Resources
     The Audit Committee shall have the right to use reasonable amounts of time of the Company’s internal and independent accountants, internal and outside lawyers and other internal staff and also shall have the right to hire independent experts, lawyers and other consultants to assist and advise the Committee in connection with its responsibilities. The Audit Committee shall keep the Company’s Finance Department advised as to the general range of anticipated expenses for outside consultants, and shall obtain the concurrence of the full Board (in advance or after-the-fact) for expenditures exceeding $10,000 in any year.

PROXY	PROXY
Golden Phoenix Minerals, Inc.
1675 East Prater Way, Suite 102
Sparks, Nevada 89434
Telephone (775) 853-4919
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned hereby appoints David A. Caldwell and Dennis P. Gauger as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Golden Phoenix Minerals, Inc. held of record by the undersigned as of June 15, 2007, at the Annual Meeting of Shareholders to be held at John Ascuaga’s Nugget Casino Resort located at 1100 Nugget Avenue, Sparks, Nevada, 89431 at 10:00 a.m. (PDT) on Tuesday, August 14, 2007, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.
PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. ☑
1.	Election of Directors to serve until the Annual Meeting of Shareholders for the fiscal year 2007.
Nominees

David A. Caldwell	☐	FOR	☐	WITHHOLD AUTHORITY
Ronald L. Parratt	☐	FOR	☐	WITHHOLD AUTHORITY
Jeffrey P. Tissier	☐	FOR	☐	WITHHOLD AUTHORITY
Corby G. Anderson	☐	FOR	☐	WITHHOLD AUTHORITY
Kent D. Aveson	☐	FOR	☐	WITHHOLD AUTHORITY
2.	To approve the adoption of the 2007 Equity Incentive Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN
3.    To approve the reincorporation of the Company from Minnesota to Nevada effective through a merger of the Company into a new wholly-owned subsidiary, Golden Phoenix Minerals, Inc., a Nevada corporation.

☐	FOR	☐	AGAINST	☐	ABSTAIN
4.	To approve an amendment to the Company’s Articles of Incorporation to an increase the number of authorized shares from 200,000,000 shares to 450,000,000 shares consisting of 400,000,000 shares of common stock and 50,000,000 shares of preferred stock.

☐	FOR	☐	AGAINST	☐	ABSTAIN
5.	To approve an amendment to the Company’s Articles of Incorporation to provide for a classified Board of Directors with staggered terms.

☐	FOR	☐	AGAINST	☐	ABSTAIN
6.	To approve an amendment to the Company’s Articles of Incorporation to reduce the number of shares required to constitute a quorum to transact business from a majority to one-third of the outstanding shares.

☐	FOR	☐	AGAINST	☐	ABSTAIN

7.    To approve the Board of Directors appointment of HJ & Associates, LLC as our independent registered public accounting firm for our fiscal year 2007.

☐	FOR	☐	AGAINST	☐	ABSTAIN
8..    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS ONE THROUGH FIVE.
THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

Dated:	,	2007

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Please sign exactly as name appears. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.